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TABLE OF CONTENTS

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Aegis Communications Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other then the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
        Common stock, $.01 par value per share; Series B preferred stock, $.01 par value per share; Series D preferred stock, $.01 par value per shares; Series E preferred stock, $.01 par value per share; and Series F preferred stock, $.01 par value per share, of the registrant.

(2)	Aggregate number of securities to which transaction applies:
        Approximately 52,171,168 shares of common stock (this number excludes 475,600 shares of unretired treasury stock held by the registrant); 29,778 shares of Series B preferred stock; 139,229 shares of Series D preferred stock; 79,283 shares of Series E preferred stock; and 46,750 shares of Series F preferred stock, of the registrant.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        The filing fee of $1,840.48 was calculated pursuant to Section 14(g) of the Exchange Act and is equal to $80.90 per million of the aggregate amount of cash to be received by the registrant in the merger.

	(4)	Proposed maximum aggregate value of transaction: $22,750,000.00.
	(5)	Total fee paid: $1,840.48.
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AEGIS COMMUNICATIONS GROUP, INC.
7880 Bent Branch Drive, Suite 150
Irving, Texas 75063

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD                        , 2003

To the stockholders of
 AEGIS COMMUNICATIONS GROUP, INC.:

        Aegis Communications Group, Inc. will hold a special meeting of our stockholders on                        ,                         , 2003 at 10:00 a.m., local time, at our corporate offices at 7880 Bent Branch Drive, Suite 150, Irving, Texas 75063. At the special meeting we will ask you to consider and vote upon the following:

  •
  a proposal to approve and adopt the merger agreement, dated as of July 11, 2003, by and among AllServe Systems PLC, a UK corporation, AllServe Systems, Inc., a Delaware corporation and wholly-owned subsidiary of AllServe, and us, pursuant to which AllServe merger subsidiary will merge with and into us, and we will survive the merger as a direct, wholly-owned subsidiary of AllServe; and

  •
  the transaction of such other business as may properly come before the special meeting or any adjournments thereof.

        The merger agreement requires a cash payment to us of approximately $22.75 million at the closing of the merger. In accordance with the terms of our existing senior and subordinated loans, as well as the terms of the merger agreement, we will be required to repay our debt obligations to various lenders from the proceeds of the merger. Given our existing debt obligations and expenses relating to the merger transaction, none of the merger consideration will be paid to the holders of our Preferred Stock (other than potentially to the holders of our Series B Preferred Stock) or to the holders of our Common Stock in exchange for their shares. If the merger is consummated, each share of our Series D, Series E and Series F Preferred Stock and Common Stock will be cancelled, and no consideration will be paid in exchange for such shares. Each holder of our Series B Preferred Stock may receive a portion of the merger consideration in accordance with the merger agreement or as required by the judicial relief described in the accompanying proxy statement, if applicable, in exchange for his or her shares of our Series B Preferred Stock.

        On July 9, 2003, our financial advisor delivered to our board of directors an oral opinion, which was subsequently reduced to writing on July 11, 2003, that the merger consideration was fair, from a financial point of view, to our stockholders.

        In considering how to vote on the merger, you should carefully read the accompanying proxy statement, along with the merger agreement and the opinion of our financial adviser, which are attached as Annex A and B to the proxy statement, respectively. The merger is subject to the approval of the holders of a majority of our capital stock, as further described in the accompanying proxy statement.

        After considering a number of factors, including, but not limited to, the fairness opinion of our financial advisor, our board of directors has determined that the merger agreement is the best proposal we can obtain for our stakeholders, including our stockholders, creditors and employees, and recommends that you vote "FOR" the proposal to approve and adopt the merger agreement and the merger.

        This notice of special meeting of stockholders and the accompanying proxy statement explain the merger agreement and the merger, and provide specific information concerning the special meeting. Please carefully read these materials, along with the annexes attached to the proxy statement.

        If you owned shares of our Preferred Stock or Common Stock on                        , 2003, the record date, you are entitled to notice of and to vote upon the proposal to approve and adopt the merger agreement and the merger. All stockholders as of the record date are cordially invited to attend the special meeting in person. However, if you are unable to attend in person, we respectfully request that you complete, date, sign and return the accompanying proxy card in the enclosed postage-paid self-addressed envelope. No additional postage is required if mailed in the United States. You may revoke your proxy at any time prior to its use as specified in the accompanying proxy statement. We look forward to hearing from you.

        OUR BOARD OF DIRECTORS HAS APPROVED THE MERGER AGREEMENT AND THE MERGER AND RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

By Order of the Board of Directors,
/s/ Herman M. Schwarz
Herman M. Schwarz President and Chief Executive Officer

Dallas, Texas
                        , 2003

YOUR VOTE IS IMPORTANT. PLEASE DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED.

AEGIS COMMUNICATIONS GROUP, INC.
7880 Bent Branch Drive, Suite 150
Irving, Texas 75063

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD                        , 2003

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER
Q: Who is soliciting my proxy?
Q: What am I being asked to vote on at the special meeting?
Q: Why is the board of directors recommending that I vote "FOR" the merger?
Q: What will I receive if the merger is approved?
Q: What stockholder vote is required to approve the merger?
Q: Have any of your stockholders already agreed to vote in favor of the merger?
Q: What do I need to do now?
Q: Should I send my stock certificates to you?
Q: What happens if I do not return a proxy card?
Q: May I vote in person?
Q: May I change my vote after I have mailed my signed proxy card?
Q: If my broker holds my shares in "street name," will my broker vote my shares for me?
Q: When do you expect the merger to be completed?
Q: How will I know the merger has occurred?
Q: What are the federal income tax consequences of the merger?
Q: Am I entitled to appraisal rights?
Q: Who can help answer my questions?
SUMMARY
Form of the Merger (page 25)
Merger Consideration (page 31)
Source of Funds (page 29)
Covenants (page 33)
Exclusivity (page 33)
Indemnification of Officers and Directors Post-Closing (page 34)
Closing Conditions (page 35)
Survival and Indemnification (page 36)
Termination (page 36)
Treatment of Options and Warrants (page 26)
Conversion or Cancellation of Shares (page 26)
Dissenters' Rights of Appraisal (page 27)
Opinion of Our Financial Advisor (page 17)
Voting Agreements (page 9)
Interests of Our Affiliates, Executive Officers and Directors in the Merger (page 24)
Litigation Related to the Merger (page 29)
Certain U.S. Federal Income Tax Consequences (page 29)
INFORMATION CONCERNING THE SPECIAL MEETING
Date, Time and Place of Special Meeting
Purpose of the Special Meeting and Recommendation of Our Board
Record Date; Stock Entitled to Vote
Quorum; Vote Required
Voting Agreements
Voting of Proxies
Revocability of Proxies
Solicitation of Proxies
FORWARD-LOOKING STATEMENTS

i

INFORMATION CONCERNING US AND ALLSERVE
INFORMATION CONCERNING THE MERGER
Background Concerning the Merger
Reasons for Engaging in the Merger and the Recommendation of our Board of Directors
Opinion of Our Financial Advisor
Material and Information Considered with Respect to the Merger
Analysis of Selected Publicly Traded Reference Companies
Analysis of Selected Merger & Acquisition Transactions
Information Concerning Our Financial Advisor
Interests of Our Affiliates, Executive Officers and Directors in the Merger
Form of the Merger
Conversion or Cancellation of Shares
Treatment of Options and Warrants
Dissenters' Rights of Appraisal
Litigation Related to the Merger
Source of Funds
Certain U.S. Federal Income Tax Consequences
Regulatory Matters
Past Contacts, Transactions and Negotiations
INFORMATION CONCERNING THE MERGER AGREEMENT
Effective Time of the Merger
Merger Consideration
Distribution of Merger Consideration
Representations and Warranties by Us
Representations and Warranties by AllServe and AllServe Merger Subsidiary
Covenants
Closing Conditions
Survival and Indemnification
Termination
INFORMATION CONCERNING STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS
Stockholder Proposals for the 2004 Annual Meeting
Other Business Presented at the Special Meeting
Where You Can Find More Information
ANNEXES
Annex A—Merger agreement (excluding its exhibits)
Annex B—Opinion of our financial advisor
Annex C—Section 262 of the General Corporation Law of the State of Delaware

ii

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:
Who is soliciting my proxy?

A:
Aegis Communications Group, Inc. is soliciting this proxy on behalf of its board of directors. This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about                        , 2003.

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to consider and vote upon a proposal to approve and adopt the merger agreement, dated as of July 11, 2003, by and among AllServe Systems PLC, a UK corporation, AllServe Systems, Inc., a Delaware corporation and wholly-owned subsidiary of AllServe, and us, pursuant to which AllServe merger subsidiary will merge with and into us, and we will survive the merger as a direct, wholly-owned subsidiary of AllServe. A copy of the merger agreement is attached as Annex A to this proxy statement. See "Information Concerning the Merger" on page 13 and "Information Concerning the Merger Agreement" on page 31.

Q:
Why is the board of directors recommending that I vote "FOR" the merger?

A:
Following our board of directors' consideration of a number of factors, including, among others, the available strategic alternatives, the urgency imposed on us by our bank group to secure new equity investors, a refinancing or a merger or strategic partner to take us out of our existing bank debt no later than April 14, 2004, the opinion of our financial advisor, recent federal and state regulations restricting telemarketing efforts, the falling overall demand and international competition in our business and the valuations in the marketplace, our board of directors believes the merger agreement and the merger are advisable and has approved the merger agreement and the merger. Our board of directors believes that the merger will bring us financial strength and new investments in our technology infrastructure and marketing programs, which with our strong brand name in the US market and AllServe's international presence, will allow us to be more competitive in the teleservices industry. Our board of directors has determined that the merger agreement is the best proposal we can obtain for our stakeholders, including our stockholders, creditors and employees, and recommends that you vote "FOR" the proposal to approve and adopt the merger agreement and the merger. A copy of the opinion of our financial advisor is attached as Annex B to this proxy statement. For a more complete description of the reasons for the merger, see "Information Concerning the Merger—Reasons for Engaging in the Merger and Recommendation of our Board of Directors" on page 16.

Q:
What will I receive if the merger is approved?

A:
If the merger is approved, each share of your Series D, Series E and Series F Preferred Stock and Common Stock, as applicable, will be automatically cancelled and you will receive no consideration in exchange for such shares. Each holder of our Series B Preferred Stock may receive a portion of the cash consideration in accordance with the merger agreement or as required by the judicial relief, if applicable, in exchange for his or her shares of our Series B Preferred Stock. Each holder of our Series B Preferred Stock will be required to execute a release of claims against us as a condition of receiving any of the merger consideration described above. See "Information Concerning the Merger Agreement—Merger Consideration" on page 31 and "—Covenants—Judicial Relief" on page 34 and "Information Concerning the Merger—Conversion or Cancellation of Shares" on page 26.

Q:
What stockholder vote is required to approve the merger?

A:
The merger is subject to the approval of:

•
a majority of the outstanding shares of our Series B Preferred Stock, voting as a single class;

•
a majority of the outstanding shares of our Series D and Series E Preferred Stock, voting as a single class; and

•
a majority of the outstanding shares of our Common Stock, including the shares of Common Stock issuable upon the conversion of our Series F Preferred Stock, voting as a single class.

        See "Information Concerning the Special Meeting—Quorum; Vote Required" on page 8.

Q:
Have any of your stockholders already agreed to vote in favor of the merger?

A:
Yes. Six stockholders have agreed to vote all of their shares of our Preferred Stock and Common Stock, as of the date of the voting agreements, July 11, 2003, which shares in the aggregate represent approximately 100% of our outstanding Series D and Series E Preferred Stock and 77% of our outstanding Common Stock (including the number of shares of Common Stock that each such stockholder's Series F Preferred Stock is convertible into as of July 11, 2003, as applicable), in favor of the merger proposal at the special meeting. We have secured the requisite vote for the approval of the merger agreement and the merger from the holders of our Preferred Stock and Common Stock, with the exception of the holders of our Series B Preferred Stock. No consideration will be paid in exchange for the cancellation of any of these shares. See "Information Concerning the Special Meeting—Voting Agreements" on page 14.

Q:
What do I need to do now?

A:
We urge you to read this proxy statement carefully, including its annexes, and to consider how the merger affects you. Then please return your completed, dated and signed proxy card in the postage-paid envelope provided with this proxy statement as soon as possible, so that your shares can be voted at the special meeting.

Q:
Should I send my stock certificates to you?

A:
No. If the merger is approved, each share of your Series D, Series E and Series F Preferred Stock and Common Stock, as applicable, will be automatically cancelled and terminated without any action on your part. If you are a holder of our Series B Preferred Stock, after the merger is completed you will receive a transmittal letter with instructions for the surrender of your shares of our Series B Preferred Stock.

Q:
What happens if I do not return a proxy card?

A:
The failure to return your proxy card will have the same effect as voting against the approval of the merger agreement and the merger. If we do not receive the requisite vote for the approval of the merger, then the merger will not be completed.

Q:
May I vote in person?

A:
Yes. You may attend the special meeting and vote your shares in person. If you hold shares in "street name" you must provide a legal proxy executed by your broker in order to vote your shares in person at the special meeting.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote at any time before your shares are voted at the special meeting. There are three ways you can change your vote. First, you can deliver a dated, written statement to our Secretary revoking your proxy. Second, you can complete, date and submit a new proxy card. Third, you can attend the special meeting, provide our Secretary written notice that you would like to revoke your proxy and vote in person. Your attendance at the special meeting alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions provided by your broker regarding how to change those instructions. See "Information Concerning the Special Meeting—Revocability of Proxies" on page 10.

Q:
If my broker holds my shares in "street name," will my broker vote my shares for me?

A:
No. We do not believe that your broker will be able to vote your shares without voting instructions from you. You should follow the directions provided by your broker regarding how to instruct them to vote your shares. Without voting instructions, your shares will not be voted, which will have the same effect as a vote against the approval of the merger agreement and the merger. See "Information Concerning the Special Meeting—Voting of Proxies" on page 9.

Q:
When do you expect the merger to be completed?

A:
We are working toward completing the merger promptly. In addition to obtaining stockholder approval, we must satisfy all other closing conditions of the merger agreement, or they must be properly waived. We currently expect to complete the merger during the third quarter of 2003.

Q:
How will I know the merger has occurred?

A:
If the merger occurs, we, together with AllServe, will make a joint public announcement of this fact.

Q:
What are the federal income tax consequences of the merger?

A:
Under U.S. federal tax law, the holders of our Series D, Series E and Series F Preferred Stock or Common Stock will generally recognize a loss equal to their adjusted tax basis in any such shares. This loss will be deductible from the stockholder's gross income to the extent allowed under U.S. federal tax law. The merger generally will be taxable to the holders of our Series B Preferred Stock. The holders of our Series B Preferred Stock will recognize gain or loss equal to the difference between the total amount of cash they receive in exchange for their shares of Series B Preferred Stock and their adjusted tax basis in such shares. See "Information Concerning the Merger—Certain U.S. Federal Income Tax Consequences" on page 29.

  YOU SHOULD CONSULT YOUR TAX ADVISOR ON THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO YOU.

Q:
Am I entitled to appraisal rights?

A:
Yes. The holders of our capital stock are entitled to appraisal rights under the Delaware General Corporation Law in connection with the merger. To exercise your appraisal rights, you must properly comply with the procedures set forth in the Delaware General Corporation Law. See "Information Concerning the Merger—Dissenters' Rights of Appraisal" on page 27.

Q:
Who can help answer my questions?

A:
If you have any questions regarding the special meeting, the proxy statement or the merger, please contact our President and Chief Executive Officer, Herman M. Schwarz, or our outside counsel, David G. Luther, Jr., at the addresses and telephone numbers set forth below:

Herman M. Schwarz Aegis Communications Group, Inc. 7000 Central Parkway, Suite 1150, Atlanta, Georgia, 30328 (678) 443-6511	David G. Luther, Jr. Hughes & Luce LLP 1717 Main Street, Suite 2800 Dallas, Texas 75201 (214) 939-5535

  If you have questions regarding the procedures for voting at the special meeting, or you would like additional copies of this proxy statement, free of charge, you should contact:

  Computershare Investor Services LLC
  2 North LaSalle Street
  Chicago, Illinois 60602
  Attention: Shareholder Services
  Telephone: (312) 588-4130

SUMMARY

        The following summary highlights certain material information contained in this proxy statement, but does not contain all of the information in this proxy statement that is important to your voting decision. To understand the merger agreement fully and for a more complete description of the terms of the merger, you should carefully read this entire proxy statement, including the annexes hereto. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

Form of the Merger (page 25)

        Subject to the terms and conditions of the merger agreement, at the effective time of the merger, AllServe merger subsidiary, a direct, wholly-owned subsidiary of AllServe, will merge with and into us in accordance with the General Corporation Law of the State of Delaware, and the separate corporate existence of such subsidiary will thereupon cease and we will continue as the surviving corporation and as a direct, wholly-owned subsidiary of AllServe.

Merger Consideration (page 31)

        The aggregate merger consideration to be paid by AllServe at the closing of the merger is an amount in cash equal to $22,750,000, of which $1,910,000 will be placed in an escrow account for twelve months following the closing of the merger. The merger consideration will be used for the repayment of our debt obligations to various lenders, the payment of transaction expenses and retention bonuses related to the merger transaction, and the payment to the holders of our Series B Preferred Stock, if required, in exchange for their shares.

        Upon consummation of the merger, each share of our Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Common Stock will be automatically cancelled and no consideration will be delivered in exchange for such shares. Each holder of our Series B Preferred Stock may receive a portion of the cash consideration in accordance with the merger agreement or as required by the judicial relief, if applicable, in exchange for his or her shares of our Series B Preferred Stock. As a prerequisite to the holders of our Series B Preferred Stock receiving any consideration in exchange for their shares, such stockholders must validly deliver to Keybank N.A. a duly executed letter of transmittal and validly surrender to KeyBank their Series B Preferred Stock certificates. The letter of transmittal will provide, among other things, for a waiver by the holders of our Series B Preferred Stock of any rights or claims, known or unknown, that they may have as stockholders against us or any of our officers, directors, stockholders, affiliates, successors or assigns.

Source of Funds (page 29)

        The merger is not conditioned upon AllServe obtaining financing, and AllServe has represented to us that it has sufficient cash available to consummate the merger. AllServe has informed us that it intends to finance the merger through a combination of existing cash reserves and accruals, additional equity contributions and additional borrowings under existing credit arrangements.

Covenants (page 33)

        The merger agreement contains broad and comprehensive covenants restricting us, during the period between the signing of the merger agreement and the closing of the merger, from taking any actions outside of the ordinary course of our business and actions which may be considered to be within the ordinary course of our business, without the prior written consent of AllServe. AllServe's written consent may not be unreasonably withheld or delayed.

Exclusivity (page 33)

        Between the signing of the merger agreement and the closing of the merger, we and our directors, officers and other affiliates may not initiate, take any action to facilitate, negotiate with or in any manner encourage, discuss, accept or consider any acquisition proposal other than the merger.

        Notwithstanding the foregoing, we and our board of directors may enter into discussions or negotiations with any person in response to an unsolicited bona fide written acquisition proposal if (1) there is no violation of our non-solicitation covenant described in the preceding paragraph, (2) our board of directors determines in good faith that such action is required in order to comply with its fiduciary duties under applicable law and (3) we immediately provide AllServe with written notice of our decision to enter into the discussions or negotiations.

        Our board of directors may also terminate the merger agreement and agree to, approve or recommend an unsolicited bona fide written acquisition proposal if (1) there is no violation of the aforementioned non-solicitation covenant, (2) our board of directors determines in good faith that the proposal is more favorable to the holders of our stock and subordinated debt from a financial point of view than the merger, (3) our board of directors determines in good faith that such action is required in order to comply with its fiduciary duties under applicable law and (4) we pay to AllServe a cash break-up fee of $1,137,500; provided that we will not be required to pay the break-up fee if, immediately prior to the termination of the merger agreement, AllServe was in material breach of any of its obligations under the merger agreement.

Indemnification of Officers and Directors Post-Closing (page 34)

        The merger agreement provides for continued indemnification of our current and former officers and directors for a period of six years from the effective time of the merger.

Closing Conditions (page 35)

        The consummation of the merger is subject to the following closing conditions, among others:

  •
  we obtain the requisite stockholder approval of the merger agreement and the merger;

  •
  the absence of an injunction or order that would prohibit completion of the merger;

  •
  the execution of the payment and escrow agreement;

  •
  the representations and warranties of the parties contained in the merger agreement are true and correct at the time made and at the closing date of the merger;

  •
  the parties have performed their respective obligations under the merger agreement;

  •
  the absence of any change in the assets, financial condition, results of operations or significant customer relationships of us or any of our subsidiaries that would have a material adverse effect on us;

  •
  all necessary third party consents, governmental certificates and opinions have been obtained;

  •
  releases of our outstanding bank debt and subordinated debt have been obtained;

  •
  AllServe has received evidence that all options and warrants to purchase our and our subsidiaries' capital stock have been terminated;

  •
  our receipt of judicial relief in the event the holders of our Series B Preferred Stock fail to vote at the special meeting;

  •
  the execution of employment agreements by identified executive officers;

  •
  holders of no more than 10% of our outstanding shares of Common Stock exercise appraisal rights in accordance with Section 262 of the Delaware General Corporation Law;

  •
  we redeem or otherwise cancel any shares of Advanced Telemarketing Corporation, a subsidiary of us, not owned by us;

  •
  the receipt of BDO Seidman's, our independent public accountants and tax advisors, opinion and side letter regarding the qualification and use of our net operating losses; and

  •
  our working capital at the closing of the merger is not less than $9,250,000.

Survival and Indemnification (page 36)

        All of our representations, warranties, covenants and agreements, as well as those of AllServe and AllServe merger subsidiary, will survive the closing of the merger for a period of 12 months.

        The holders of our subordinated debt, Thayer Equity Investors III, L.P., Edward Blank and The Edward Blank 1995 Grantor Retained Trust, each of which is receiving a payment in connection with the merger on its pre-existing subordinated debt in an amount less than the outstanding principal balance, are obligated to indemnify AllServe for losses incurred by AllServe, as enumerated and described in the merger agreement. The indemnifying parties will have no indemnification obligation under the merger agreement unless and until AllServe's losses, if any, exceed $100,000 in the aggregate and then, only to the extent the losses exceed that amount. In addition, the indemnification obligation of the indemnifying parties is limited to the portion of a $1,910,000 escrow fund from time to time remaining with the payment and escrow agent under the payment and escrow agreement, and the holders of our subordinated debt will have no further indemnification obligations under the merger agreement after the entire escrow fund has been paid or distributed in accordance with the payment and escrow agreement.

        The indemnification rights described above are AllServe's sole and exclusive remedy with respect to any breach of our representations, warranties, covenants or agreements under the merger agreement.

Termination (page 36)

        The merger agreement may be terminated prior to the effective time of the merger without liability to either party, as summarized below:

  •
  by mutual written consent;

  •
  by AllServe, based on an uncured material breach by us of a representation, warranty, covenant or agreement set forth in the merger agreement, provided AllServe is not then in material breach of any representation, warranty, covenant or agreement set forth in the merger agreement;

  •
  by us, based on an uncured material breach by AllServe or AllServe merger subsidiary of a representation, warranty, covenant or agreement set forth in the merger agreement, provided we are not then in material breach of any representation, warranty, covenant or agreement set forth in the merger agreement;

  •
  subject to limitations set out in the merger agreement, by AllServe, if any of AllServe's conditions to closing has not been satisfied or is not capable of being satisfied by November 30, 2003;

  •
  subject to limitations set out in the merger agreement, by us, if any of our conditions to closing has not been satisfied or is not capable of being satisfied by November 30, 2003;

  •
  by AllServe or us, if there is any injunction or order that is final and unappealable preventing the closing of the merger;

  •
  by AllServe or us, if the merger is not completed before November 30, 2003, provided that this right to terminate is not available to any party whose failure to fulfill any obligation under the merger agreement was the cause of, or resulted in, the failure of the merger to occur by such date;

  •
  by AllServe or us, if our stockholders do not approve and adopt the merger agreement and the merger, and the terminating party is not in material breach under the merger agreement; and

  •
  by AllServe or us, under specified conditions and we pay AllServe a break-up fee of $1,137,500.

Treatment of Options and Warrants (page 26)

        In accordance with the terms of the merger agreement, we must obtain releases from the holders of all outstanding options and warrants to purchase shares of our and our subsidiaries' capital stock prior to the closing of the merger, which may involve our making nominal payments in consideration of obtaining these releases. Upon obtaining these releases, all of our and our subsidiaries' options and warrants will be cancelled.

Conversion or Cancellation of Shares (page 26)

        If you are a holder of shares of our Series B Preferred Stock, promptly after the effective time of the merger, KeyBank N.A., the payment and escrow agent under the payment and escrow agreement, will mail to you a letter of transmittal, and instructions for use in effecting the delivery of the letter of transmittal and the surrender of your stock certificate or certificates in exchange for the accrued but unpaid dividends and the liquidation preference to which your shares of our Series B Preferred Stock entitle you. You will be required, as a prerequisite to your receipt of the consideration attributable to your shares of Series B Preferred Stock pursuant to the merger agreement, to validly deliver to KeyBank a duly executed letter of transmittal and to validly surrender to KeyBank your stock certificate or certificates. The letter of transmittal will provide, among other things, for a waiver by you of any rights or claims, known or unknown, that you may have as a stockholder against us or any of our officers, directors, stockholders, affiliates, successors or assigns.

Dissenters' Rights of Appraisal (page 27)

        As our stockholder, you have the right under Delaware law to exercise appraisal rights to have the fair value of your shares determined by the Delaware Court of Chancery, if you properly perfect your appraisal rights. If the Delaware court determined that your shares of our capital stock had a fair value in excess of what you would receive in the merger, you would be entitled to receive payment in cash for the fair value of your shares. In order to preserve your appraisal rights, you must not vote in favor of approval and adoption of the merger agreement and the merger and you must precisely follow specific procedures, which are described in this proxy statement. The provisions of the Delaware General Corporation Law that grant appraisal rights and govern the procedures for perfecting and exercising those rights are attached as Annex C to this proxy statement. We encourage you to carefully read these provisions.

Opinion of Our Financial Advisor (page 17)

        On July 9, 2003, SunTrust Robinson Humphrey delivered to our board of directors its oral opinion, which was subsequently reduced to writing on July 11, 2003, that the merger consideration was fair, from a financial point of view, to our stockholders. A copy of SunTrust Robinson Humphrey's written fairness opinion is attached as Annex B to this proxy statement.

Voting Agreements (page 9)

        Pursuant to voting agreements entered into on July 11, 2003 by and between AllServe and each of Questor Partners Fund II, L.P., Questor Side-By-Side Partners II, L.P., Questor Side-By-Side Partners II 3(C)(1), L.P., Thayer Equity Investors III, L.P., The Edward Blank 1995 Grantor Retained Annuity Trust and Edward Blank, each such stockholder agreed to vote all of its shares of our Preferred Stock and Common Stock, as applicable, on July 11, 2003, in favor of the merger. These stockholder's shares in the aggregate represent approximately 100% of the shares of our outstanding Series D and Series E Preferred Stock and 77% of the shares of our outstanding Common Stock, including the number of shares of Common Stock that each such stockholder's Series F Preferred Stock are convertible into as of July 11, 2003, as applicable, that are entitled to vote at the special meeting. Pursuant to the merger agreement, such shares will be cancelled in the merger and the stockholders will not receive any consideration in exchange for such shares. Pursuant to the merger agreement, Thayer Equity Investors III, L.P., The Edward Blank 1995 Grantor Retained Annuity Trust and Edward Blank will each receive a payment, which although less than the outstanding principal amount, will be in complete satisfaction of our and our subsidiaries' obligation to them under promissory notes.

        Accordingly, we have secured the requisite vote for the approval of the merger agreement and the merger from the holders of our Preferred Stock and Common Stock, with the exception of the holders of our Series B Preferred Stock. For our obligations in the event the holders of Series B Preferred Stock fail to vote on the merger proposal at the special meeting, see "Information Concerning the Merger Agreement—Covenants—Judicial Relief" on page 34.

Interests of Our Affiliates, Executive Officers and Directors in the Merger (page 24)

        When considering the recommendation of our board of directors to vote "FOR" the approval of the merger agreement and the merger, you should be aware that our affiliates, executive officers and directors have interests in the proposed merger that are different from the interests of our stockholders. Such interests relate to or arise from, among other things, the fact that:

  •
  upon consummation of the merger, Thayer Equity Investors III, L.P., which owns approximately 36.2% of our outstanding Common Stock, all of our Series D Preferred Stock and 74.6% of our Series E Preferred Stock, will receive a payment, which although less than the outstanding principal amounts will be in complete satisfaction of our and our subsidiaries' obligations to it under the (1) amended and restated promissory note, dated April 11, 2003, in the original principal amount of $4,212,236, and (2) amended and restated promissory note, dated April 11, 2003, in the original principal amount of $9,194,844. These promissory notes were originally issued in 1996 and 1998, respectively, and most recently amended and restated on April 11, 2003 concurrently with the extension of the maturity date of our revolving line of credit with Bank of Nova Scotia and Credit Suisse First Boston on April 11, 2003. Thayer Equity Investors III is not receiving any consideration for its shares of our capital stock in connection with the merger.

  •
  upon consummation of the merger, Edward Blank, a non-voting advisory director of ours who owns approximately 5.6% of our outstanding Common Stock and 11.6% of our Series E Preferred Stock, will receive a payment, which although less than the outstanding principal amount, will be in complete satisfaction of our obligation to him under the amended and restated promissory note, dated April 11, 2003, in the original principal amount of $808,600. This promissory note was originally issued in 1997 and amended and restated on April 11, 2003 concurrently with the extension of the maturity date of our revolving line of credit with Bank of Nova Scotia and Credit Suisse First Boston on April 11, 2003. Edward Blank is not receiving any consideration for his shares of our capital stock in connection with the merger.

  •
  upon consummation of the merger, The Edward Blank 1995 Grantor Retained Trust, which owns approximately 1.3% of our outstanding Common Stock and 2.8% of our Series E Preferred

    Stock, will receive a payment, which although less than the outstanding principal amount, will be in complete satisfaction of our obligation to it under the amended and restated promissory note, dated April 11, 2003, in the original principal amount of $191,400. This promissory note was originally issued in 1997 and amended and restated on April 11, 2003 concurrently with the extension of the maturity date of our revolving line of credit with Bank of Nova Scotia and Credit Suisse First Boston on April 11, 2003. The Edward Blank 1995 Grantor Retained Trust is not receiving any consideration for its shares of our capital stock in connection with the merger.

  •
  in 1999, we, Questor Partners Fund II, L.P., Questor Side-By-Side Partners II, L.P., Questor Side-By-Side Partners II 3(C)(1) L.P., Thayer Equity Investors III, L.P. and TC Co-Investors, LLC executed a stockholders agreement whereby each of the Questor parties, Thayer Equity and TC Co-Investors agreed to vote their shares of our capital stock to elect and continue in office 12 directors, six of whom are nominated by the Questor parties and six of whom are nominated by Thayer Equity and TC Co-Investors. Additionally, under this stockholders agreement, the Questor parties agreed to use their best efforts to cause the directors nominated by them to abstain from voting on any board action in connection with the redemption of our Series F Preferred Stock, and Thayer Equity and TC Co-Investors agreed to use their best efforts to cause the directors nominated by them to abstain from voting on any board action in connection with (1) the repayment of the amended and restated promissory note, by and between IQI, Inc. and Thayer Equity Investors III, L.P., dated April 11, 2003, in the original principal amount of $4,212,236, (2) the repayment of the amended and restated promissory note, by and among IQI, Inc. and The Edward Blank 1995 Grantor Retained Annuity Trust, dated April 11, 2003, in the original principal amount of $191,400 and (3) the redemption or repurchase of our Series D and Series E Preferred Stock. Pursuant to the stockholders agreement, the Questor parties nominated each of Dean Anderson, Stanton D. Anderson, Henry L. Druker, Peter D. Fitzsimmons and Kevin J. Prokop as our director and Thayer Equity and TC Co-Investors nominated each of Patrick W. Gross, Fredric V. Malek, Hugh E. Sawyer, Herman M. Schwarz, Josh S. Weston and Christopher M. Temple as our director. The directors nominated by Thayer Equity and TC Co-Investors, and subsequently elected to our board of directors, abstained from the vote by our board of directors to approve the merger agreement and the merger.

  •
  Messrs. Frederic V. Malek and Christopher M. Temple, both of whom currently serve on our board of directors, are affiliates of Thayer Equity, and Messrs. Dean Anderson, Henry L. Druker, Peter D. Fitzsimmons and Kevin J. Prokop, all of whom currently serve on our board of directors, are affiliates of Questor.

  •
  on March 21, 2003, our board of directors approved a retention bonus plan for our executive officers in the event we had a change in control before December 31, 2003. Consequently, at the closing of the merger in accordance with the retention bonus plan, a bonus pool of about 2% of the merger consideration will be available to members of our executive team as follows: 37.5% of the bonus pool will be set aside as a fixed portion, and 62.5% of the bonus pool will be set aside as a discretionary portion. Mr. Herman M. Schwarz, our President and Chief Executive Officer, Mr. Thomas P. Franklin, our Executive Vice President—Administration, Mr. Joseph V. Marinelli, our Senior Vice President—Operations and Mr. Lee O. Waters, our Executive Vice President—Client and Market Development, are each entitled to receive 26%, 10%, 10% and 10%, respectively, of the fixed portion of the bonus pool upon completion of the merger, with the remaining amount of the fixed portion of the bonus pool to be distributed to other executive team members. The discretionary portion of the bonus pool will be paid out to members of our executive team in amounts, if any, as our board of directors determines in its sole discretion at the closing of the merger. It is our board of directors' current intention to award 100% of the bonus pool.

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  upon consummation of the merger, each of our executive officers who continue their employment with the surviving corporation will enter into an employment agreement with the surviving corporation. The final terms of these employment agreements have not been agreed upon, but it is expected that their terms will be similar to those of the employees' existing employment arrangements with us.

  •
  after the merger is completed, the surviving corporation will continue existing indemnification arrangements for our present and former executive officers and directors.

        Our board of directors was aware of and considered these interests in approving the merger agreement and the merger.

Litigation Related to the Merger (page 29)

        As of the date of this proxy statement, we are aware of two purported class action lawsuits that have been filed against us and specified members of our board of directors in connection with the merger. Among other things, the lawsuits seek to prevent the closing of the merger.

        The cases are in their early stages. We believe that the cases are without merit and we intend to contest these lawsuits vigorously.

Certain U.S. Federal Income Tax Consequences (page 29)

        Under U.S. federal tax law, the holders of our Series D, Series E and Series F Preferred Stock or Common Stock will generally recognize a loss equal to their adjusted tax basis in any such shares. This loss will be deductible from the stockholders' gross income to the extent allowed under U.S. federal tax law. The merger generally will be taxable to the holders of our Series B Preferred Stock. The holders of our Series B Preferred Stock will recognize gain or loss equal to the difference between the total amount of cash they receive in exchange for their shares of Series B Preferred Stock and their adjusted tax basis in such shares.

INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Special Meeting

        We are sending this proxy statement to the holders of our Preferred Stock and Common Stock for their use at the special meeting of stockholders on                         ,                         , 2003 at 10:00 a.m., local time, at our corporate offices at 7880 Bent Branch Drive, Suite 150, Irving, Texas 75063 and any adjournments thereof. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about                        , 2003.

Purpose of the Special Meeting and Recommendation of Our Board

        At the special meeting, we will ask our stockholders to consider and vote upon (1) a proposal to approve and adopt the merger agreement, dated as of July 11, 2003, by and among AllServe, AllServe merger subsidiary and us, pursuant to which AllServe merger subsidiary will merge with and into us, and we will survive the merger as a direct, wholly-owned subsidiary of AllServe, and (2) the transaction of such other business as may properly come before the special meeting or any adjournments thereof.

        Our board of directors has approved the merger agreement and the merger and recommends that you vote "FOR" the proposal to approve and adopt the merger agreement and the merger.

Record Date; Stock Entitled to Vote

        Only holders of record of our Preferred Stock and Common Stock at the close of business on                        , 2003, the record date, are entitled to notice of and to vote upon the proposals to be considered at the special meeting. Our capital stock includes Series B, Series D, Series E and Series F Preferred Stock and Common Stock. The following table indicates the number of issued and outstanding shares of each class of our capital stock and each class' voting power as of the record date,                         , 2003:

	Issued and Outstanding Shares	As-Converted Voting Power
Series B Preferred Stock	29,778	29,778
Series D Preferred Stock*
Series E Preferred Stock*
Series F Preferred Stock	46,750
Common Stock

*
Generally, the holders of our Series D and Series E Preferred Stock have no voting rights, with the exception of major events, including a right to vote on the merger agreement and the merger.

Quorum; Vote Required

        In order to vote on the approval of the merger, it must be determined that the holders of at least a majority of (1) our Series B Preferred Stock, voting as a class, (2) our Series D and E Preferred Stock, voting together as a class and (3) our Series F Preferred Stock, calculated on an as-converted basis, and our Common Stock, voting together as a class, are present, either in person or by proxy, at the special meeting. Abstentions and broker non-votes are both counted as present for purposes of establishing a quorum. If a quorum is established, we will transact the business set forth in this proxy statement. We have secured the requisite attendance for the establishment of a quorum, either in person or by proxy, from each group of holders with the exception of the holders of our Series B Preferred Stock. For our obligations in the event a quorum of the shares of our Series B Preferred Stock fail to attend the special meeting, either in person or proxy, see "Information Concerning the Merger Agreement—Covenants—Judicial Relief" on page 34.

        Approval of the merger requires the affirmative vote of:

  •
  a majority of the outstanding shares of our Series B Preferred Stock, or 14,890 shares, voting as a single class;

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  a majority of the outstanding shares of our Series D and Series E Preferred Stock, or                        shares, voting as a single class; and

  •
  a majority of the outstanding shares of our Common Stock, including the shares of Common Stock issuable upon the conversion of our Series F Preferred Stock, or             shares, voting as a single class.

        Each share of our Series B, Series D and Series E Preferred Stock and Common Stock is entitled to one vote and each share of our Series F Preferred Stock is entitled to             votes, the number of shares of Common Stock into which each share of Series F Preferred Stock is convertible as of                         , 2003, the record date. If you abstain from voting or do not vote, either in person or by proxy, it will effectively count as a vote against the approval and adoption of the merger agreement and the merger. We have secured the requisite vote for the approval of the merger agreement and the merger from all of the holders of our Preferred Stock and Common Stock, with the exception of the holders of our Series B Preferred Stock.

Voting Agreements

        Pursuant to voting agreements entered into on July 11, 2003 by and between AllServe and each of Questor Partners Fund II, L.P., Questor Side-By-Side Partners II, L.P., Questor Side-By-Side Partners II 3(C)(1), L.P., Thayer Equity Investors III, L.P., The Edward Blank 1995 Grantor Retained Annuity Trust and Edward Blank, each such stockholder agreed to vote all of their shares of our Preferred Stock and Common Stock, as applicable, on July 11, 2003, in favor of the merger. These stockholders' shares in the aggregate represent approximately 100% of the shares of our outstanding Series D and Series E Preferred Stock and 77% of the shares of our outstanding Common Stock, including the number of shares of Common Stock that each such stockholders' Series F Preferred Stock are convertible into as of July 11, 2003, as applicable, that are entitled to vote at the special meeting. Pursuant to the merger agreement, such shares will be cancelled in the merger and the stockholders will not receive any consideration in exchange for such shares. Pursuant to the merger agreement, Thayer Equity Investors III, L.P., The Edward Blank 1995 Grantor Retained Annuity Trust and Edward Blank will each receive a payment, which although less than the outstanding principal amount, will be in complete satisfaction of our or our subsidiaries' obligation to them under promissory notes.

        Accordingly, we have secured the requisite vote for the approval of the merger agreement and merger from all of the holders of our Preferred Stock and Common Stock, with the exception of the holders of our Series B Preferred Stock. For our obligations in the event the holders of our Series B Preferred Stock fail to vote on the merger proposal at the special meeting, see "Information Concerning the Merger Agreement—Covenants—Judicial Relief" on page 42.

Voting of Proxies

        All shares of our Preferred Stock and Common Stock represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the holders thereof. Properly executed proxies that do not contain voting instructions will be voted "FOR" approval and adoption of the merger agreement and the merger. Patrick W. Gross, our Chairman of the Board, and Herman M. Schwarz, our President and Chief Executive Officer, are named as proxies in the enclosed proxy card and have been designated by our board of directors to represent you and vote your shares at the special meeting.

        Only shares affirmatively voted for approval and adoption of the merger agreement and the merger, including properly executed proxies that do not contain voting instructions, will be counted as votes in favor of this proposal. Abstentions, broker non-votes or the failure to vote, either in person or by proxy, will effectively count as votes against the approval and adoption of the merger agreement and the merger. We believe that brokers who hold shares of our Preferred Stock and Common Stock in street name for their customers will not be permitted to use their discretion and vote such shares without receiving specific voting instructions from their customers. Consequently, these broker non-votes will effectively count as votes against the merger proposal.

        The designated proxies may propose and vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies. However, any proxies voted against the merger proposal will be voted against adjourning the special meeting for the purpose of soliciting additional proxies for the approval of the merger proposal.

        We do not expect that any matter other than the proposal to approve and adopt the merger agreement and the merger will be brought before the special meeting. If, however, any other matter is properly presented at the special meeting, shares of our capital stock represented by properly executed proxies will be voted on any such other matter, as permitted by our certificate of incorporation and applicable certificates of designations, in accordance with the designated proxies' best judgment.

Revocability of Proxies

        Any stockholder of record who has given a proxy may revoke it by attending the special meeting and giving written notice to our Secretary of his or her intention to vote in person. In addition, any proxy may be revoked at any time prior to the special meeting by delivering to our Secretary a written statement revoking it or by delivering a duly executed proxy bearing a later date. Attendance at the special meeting by a stockholder who has executed and delivered a proxy to us will not in and of itself constitute a revocation of that proxy. Any revocation notices delivered to our Secretary should be sent to our Atlanta office, addressed as follows: Tom Franklin, Secretary, Aegis Communications Group, Inc., 7000 Central Parkway NE, Suite 1150, Atlanta, GA 30328.

        If you have instructed your broker to vote your shares, you must follow the directions provided by your broker regarding how to change those instructions.

Solicitation of Proxies

        We are soliciting the accompanying proxy on behalf of our board of directors. As of the date of this proxy statement, none of our directors have informed us that they intend to oppose any action intended to be taken at the special meeting. We will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials to our stockholders. Our officers, employees or agents may solicit your proxy by mail, personal contact, telephone and facsimile. Our officers and employees will not receive additional compensation for these services, but we will compensate our agents for these services. We may request brokerage houses, nominees, custodians, fiduciaries and other similar parties to forward soliciting material to our stockholders, and we will reimburse any of these persons for their reasonable charges and expenses.

FORWARD-LOOKING STATEMENTS

        Some statements in this proxy statement constitute forward-looking statements. These forward-looking statements are not statements of historical fact and might be considered opinions, beliefs, projections or assumptions. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.

        In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "assume," "believe," "estimate," "predict," "project," "potential" or "continue" or the negative of such terms or other comparable terminology. Although we believe that the assumptions, projections and expectations reflected in such forward-looking statements are reasonable, as a result of the foregoing and other factors, no assurance can be given as to future results, levels of activity, performance or achievements, and neither we nor any other person assumes responsibility for the accuracy and completeness of such forward-looking statements. All forward-looking statements included in this proxy statement are based on information available to us on the date hereof, and we are under no duty to update any of the forward-looking statements after the date hereof.

INFORMATION CONCERNING US AND ALLSERVE

        Aegis Communication Group, Inc. is a provider of multi-channel customer relationship management, including customer acquisition and retention programs, database management, analytical services and market intelligence. Our customer relationship management service offerings include: web-enabled and telephone-based customer service, help desk and customer acquisition and retention, multilingual communications programs, client service center facilities management, the transferring of data into our clients' billing systems and customer records, up-selling and cross-selling of products and services and database management. Our web-enabled customer care capabilities include online customer-initiated call back, automated e-mail response, live web text chat, sending web pages to customers from anywhere on the Internet, click-stream analysis, web self-service, fax/e-mail on demand and online management reporting. Our database service offerings include profiling and data overlay, segmentation, modeling, survey results analysis, financial analysis and customer lifecycle analysis.

        We are a Delaware corporation originally organized in that state in 1985. Our Common Stock is traded over the OTC Bulletin Board under the symbol "AGIS." We were formerly known as ATC Communications Group, Inc. On July 9, 1998, we completed the acquisition of IQI, Inc., a New York corporation. Following this acquisition, we changed the company name to Aegis Communications Group, Inc. Our complete mailing address, telephone number and website address are as follows: 7880 Bent Branch Drive, Suite 150, Irving, Texas 75063, (972) 830-1800 and www.aegiscomgroup.com. Additional information about us is available on our website, which information is not incorporated by reference into this proxy statement.

        AllServe Systems PLC is a UK corporation providing information technology-enabled services, including customer relationship management and back office processing, and information technology services in software application development, maintenance, product support and implementation services. Allserve Systems PLC's principal offices are located at Technology Transfer Centre, Silverwood Park, Bockhurst Road, Berkshire SL5 7 PW, Ascot, UK, and its telephone number is 44 1344 875 144. AllServe Systems, Inc. is a Delaware corporation and wholly-owned subsidiary of AllServe Systems PLC. Prior to the acquisition, AllServe Systems, Inc. will not have conducted any operations. Its principal offices are at 204 North Center Drive, Commerce Center, North Brunswick, New Jersey 08902.

INFORMATION CONCERNING THE MERGER

Background Concerning the Merger

        In August 2002, we were in the midst of a second year of significant declines in our revenue stream as our core customer segments of telecommunications and financial services continued to suffer challenging economics. At this time, our management made a presentation to our board of directors outlining our tactical and strategic options in light of our financial performance, relative market position, technology platform and recent industry trends. In particular, management highlighted the need for significant investment in our operating system to provide more reliability and stability, as well as the need to develop proprietary offshore capacity to satisfy client demands for lower cost service offerings.

        Management proposed three possible courses of action for the board of directors to consider: (1) significantly reducing costs and eliminating capital outlays, while waiting for the economy to improve; (2) seeking equity investments sufficient to upgrade our technology and develop offshore capacity, either from new investors or from our two largest stockholders, Thayer Equity Investors III and Questor Partners Fund II; and (3) seeking to identify a merger partner with offshore capacity or the scale to drive improved financial performance. Management also reminded the board of directors that our credit facility was due to expire in the summer of 2003 and the present bank group had strongly expressed a desire to terminate the facility at that time. In light of the challenges we faced, the board of directors recommended a strategy that incorporated all three of the above courses of action. The board of directors asked us to reduce costs and cash outlays and seek equity investments both from new sources and from Thayer Equity Investors III and Questor Partners Fund II. Simultaneously, the board of directors instructed management to informally approach strategic parties inside and outside the teleservices industry to gauge our market value and the likelihood of a merger. Additionally, the board of directors determined that we should begin the process in the fourth quarter of finding a lender to refinance our line of credit.

        Our strategic inquiries generated limited interest from both U.S.-based and offshore parties interested in pursuing discussions about a potential merger transaction. This included our management meeting with over ten domestic and international parties. We also approached several investment groups about the possibility of an equity infusion. These inquiries took place from September 2002 through December 2002. Out of these discussions, two serious parties emerged and provided non-binding expressions of interest in a potential merger transaction and indications of their valuation of our business. These two parties conducted fairly detailed due diligence in the early part of 2003, including meetings with our management and review of key financial and operational information. By March 2003, both of these parties communicated to us that they believed our value was much lower than they had originally indicated and that they were no longer interested in pursuing a merger transaction.

        Concurrently with these efforts, we were pursuing refinancing alternatives as the existing bank group continued to insist that no extension of our line of credit would be granted. We approached over 30 financial institutions in search of a new line of credit and received only one proposal, which proposal was contingent on us raising $10 million in new equity, which we were not able to do.

        In March 2003, we had no viable merger candidates, we had only one available refinancing alternative and it required that we raise $10 million in new equity, and each of the new investors we contacted and Thayer Equity Investors III and Questor Partners Fund II had communicated to us that it would not provide us with additional capital. With all of these alternatives seemingly exhausted and the deadline for filing our annual report on Form 10-K approaching, we had reason to believe that a "going concern" opinion would likely be issued in connection with our 2002 audit unless our line of credit could be extended into 2004, which extension we were working to negotiate at the time. In part for this reason, we filed a notification of late filing of our Form 10-K with the SEC while we continued

our efforts to negotiate to extend our line of credit, explaining that our ongoing discussions to refinance or extend the maturity date of our line of credit could have an impact on the disclosures in our Form 10-K.

        At this time, our management communicated to the board of directors that without a substantial new equity investment we could not generate enough cash flow to meet our debt obligations and adequately invest in the business to remain competitive in a quickly changing market. Management recommended that the board of directors immediately engage an investment bank to assist us in either identifying a new source of equity or finding a merger partner. We engaged SunTrust Robinson Humphrey Capital Markets, Inc. on March 21, 2003 to explore our strategic alternatives. The board of directors engaged SunTrust Robinson Humphrey at the recommendation of our management because of its experience, expertise and reputation. SunTrust Robinson Humphrey is a nationally recognized investment-banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for corporate and other purposes. In particular, SunTrust Robinson Humphrey served as a financial advisor to CyberRep, Inc., one of the leading providers of customer care and customer relationship management solutions, in its sale to Affiliated Computer Services, Inc. in 2002, which was a transaction comparable to the proposed merger.

        During late March and early April 2003, because of the lack of viable merger candidates and refinancing alternatives, we focused our attention, as noted above, on negotiations to extend the maturity date of our line of credit. The urgency of these negioations were heightened by our belief that a "going concern" opinion would likely be issued in connection with our 2002 audit unless our line of credit was extended into 2004. We believed that a "going concern" opinion could have had a negative effect on key customers and loss of business. On April 11, 2003, we successfully completed these negotiations and extended our line of credit to April 2004, which alleviated some short-term concerns but did not eliminate our longer-term challenges. During the negotiations, our bank group conveyed to us a sense of urgency to secure new equity investors, a refinancing or a merger or strategic partner to take us out of our existing bank debt no later than April 14, 2004. In exchange for the extension of our line of credit, the lender required a fee of $1.2 million, payable over twelve months. A portion of this fee may be rebated if the loan is renegotiated or paid off prior to its maturity date.

        In an effort to explore our strategic alternatives, SunTrust Robinson Humphrey identified and contacted over 200 possible strategic and financial acquirers and investors. SunTrust Robinson Humphrey provided each interested party a confidentiality agreement and a general information package about us. In some cases, interested parties performed limited due diligence, including meeting with our management. As of May 20, 2003, SunTrust Robinson Humphrey had sent out more than 40 confidential memoranda, and had received five written or verbal indications of interest. Two of these five indications of interest were from potential financial investors, but neither indication was acceptable to us based on the proposed amounts to be invested and the proposed valuations. Two others of the five indications were from potential strategic partners, but neither of these indications was acceptable to us for valuation reasons.

        On April 4, 2003, AllServe entered into a confidentiality agreement with us, and shortly thereafter, expressed an interest in reviewing our available company information in a data room and meeting with our management. During the week of April 29, 2003, AllServe conducted extensive financial and operational due diligence in an effort to determine the feasibility of a possible merger transaction. During this time, our management held several meeting with AllServe in order to facilitate the submission of a letter of interest from AllServe.

        Following this period of preliminary due diligence, AllServe submitted a non-binding letter of interest, dated May 10, 2003, to acquire us for the aggregate consideration of $24 million, subject to terms and conditions set out in the letter of interest. Included in this letter of interest was a period of exclusivity for AllServe to complete its due diligence in preparation for entering into a merger agreement.

        On May 20, 2003, our board of directors met in Washington, DC following our annual meeting of stockholders. At this meeting, our board of directors met with our legal and financial advisors to discuss the sale process. SunTrust Robinson Humphrey presented a detailed review of the sale process. After this presentation, our board of directors discussed at length the sale process, the non-binding letter of interest from AllServe, the risks inherent in a merger transaction and the potential benefits to us as compared to other potential alternatives, including the continued execution of our business strategy. Our board of directors also discussed the urgency imposed on us by our bank group to secure new equity investors, a refinancing or a merger or strategic partner to take us out of our existing bank debt no later than April 14, 2004. Following this board meeting, our management, together with certain members of our board of directors and our legal and financial advisors, met with AllServe and its representatives to discuss the non-binding letter of interest, possible transaction structures, subsequent due diligence needs and a timetable for entering into a merger agreement. Based on this meeting and subsequent telephonic negotiations, on June 5, 2003 we entered into a letter of intent with AllServe to acquire us for the aggregate cash consideration of $24 million. Included in this letter of intent was a three-week period of exclusivity, expiring June 26, 2003.

        Between June 9, 2003 and July 2, 2003, AllServe's management, together with its legal and financial advisors, conducted additional due diligence to determine the feasibility of the merger transaction. During this period, AllServe conducted interviews and meetings with certain members of our senior management.

        On June 24, 2003, our management, together with our legal and financial advisors, met with AllServe and its legal and financial advisors to negotiate the merger agreement and discuss the possibility of extending the period of exclusivity in order to finalize the merger agreement. During this meeting and through ongoing negotiations, terms and conditions of the merger agreement were revised from those outlined in the letter of intent. These changes included, but were not limited to, a decrease in the cash consideration to be paid in the merger from $24 million to $22.75 million.

        Between June 24, 2003 and June 27, 2003, our senior management, together with senior members of AllServe's management, conducted meetings with our current customers as part of our and AllServe's operational due diligence. On June 26, 2003, we extended the period of exclusivity with AllServe to July 3, 2003 in order to continue negotiations regarding the merger agreement.

        On June 30, 2003 and July 1, 2003, our management, together with our legal and financial advisors, met with AllServe and its legal and financial advisors to further negotiate the merger agreement and to discuss a timeline to finalize the merger agreement.

        On July 3, 2003, our board of directors, together with our outside legal counsel and financial advisor, met to discuss the key terms and conditions of the merger agreement. During the course of this meeting, our outside legal counsel reviewed and discussed the terms and conditions of the merger agreement. At this meeting, SunTrust Robinson Humphrey informed our board of directors that it was prepared, when asked, to deliver an opinion that based upon market, economic and other conditions the consideration of $22.75 million was fair, from a financial point of view, to our stockholders. Further, the board of directors were polled by the Chairman of the Board with respect to authorizing our Chief Executive Officer to execute the merger agreement. After further discussion, our board of directors concluded that, subject to the resolution of open items and a confirmatory vote, the proposed merger was in the best interest of both the company and our stockholders and that, in order to maximize the likelihood and benefits of the proposed merger, which benefits included the earliest possible achievement of needed investment in our operating systems and offshore capacity to improve our competitive position and the avoidance of escalating fees that are a part of the negotiated extension of our line of credit, the merger agreement should be executed as expeditiously as possible.

Following the July 3, 2003 board meeting, we provided the board of directors with a then current copy of the merger agreement. Also on July 3, 2003, we extended the period of exclusivity with AllServe to July 8, 2003 in order to continue negotiations regarding the merger agreement. Subsequently, the exclusivity period was again extended, this time until July 11, 2003.

        After the July 3, 2003 board meeting, counsel for both parties completed negotiating the merger agreement and the ancillary agreements thereto. On July 9, 2003, our board of directors held a telephone conference to receive an update on the terms and conditions of the merger agreement and other ancillary agreements to be executed in connection with the merger. At this meeting, SunTrust Robinson Humphrey delivered an oral opinion confirming that the merger consideration was fair, from a financial point of view, to our stockholders. Our board of directors was also informed that outside Delaware legal counsel would deliver a legal opinion to the effect that, on the assumption that the directors have complied with their fiduciary duties, cancellation of the Series D, E and F Preferred Stock, and of the Common Stock, for no consideration is permitted by Section 251 of the Delaware General Corporate Law. After further discussion at this July 9 meeting, our board of directors unanimously approved, with the exception of the directors designated by Thayer Equity III, L.P. and TC Co-Investors, LLC, each of whom abstained from the vote, the merger agreement and the merger. The merger agreement was executed on July 11, 2003, at which time Suntrust Robinson Humphrey's written fairness opinion was delivered, and we announced the merger in a joint press release with AllServe on July 14, 2003.

Reasons for Engaging in the Merger and the Recommendation of our Board of Directors

        Our board of directors unanimously approved, with the exception of the directors designated by Thayer Equity Investors III, L.P. and TC Co-Investors, LLC, each of whom abstained from the vote, approved the merger agreement and the merger. In the course of reaching its decision to approve the merger agreement, the voting directors consulted with our senior management, outside legal counsel and financial advisor, and considered a number of factors, including the following:

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  Merger Consideration.  The amount of the merger consideration, together with our obligations to our stockholders and various lenders;

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  Financial Advisor's Opinion.  The oral and written opinions of SunTrust Robinson Humphrey that, as of July 9, 2003 and July 11, 2003, respectively, the merger consideration was fair, from a financial point of view, to our stockholders. A copy of SunTrust Robinson Humphrey's written opinion is attached as Annex B to this proxy statement. You are encouraged to carefully read SunTrust Robinson Humphrey's opinion in its entirety. For a description of the procedures followed, assumptions and qualifications made, matters considered and limitations of the review undertaken by SunTrust Robinson Humphrey, see "Information Concerning the Merger—Opinion of Our Financial Advisor" on page 17;

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  Strategic Alternatives.  Strategic alternatives to the merger, the benefits to our stockholders of these alternatives and the voting directors' assessment that none of these alternatives were reasonably likely to present superior opportunities, or reasonably likely to create greater value for our stockholders, than the merger;

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  Present Economic Environment.  The current economic and financial environment;

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  Company Information.  Historical and current information concerning our business, financial performance and condition, competitive position and current industry, economic and market conditions, including the continued reduced demand for our services, the negative impact of recent federal and state regulations restricting telemarketing efforts by establishing the "Do Not Call" registry and the overall increase in foreign competition in the teleservices industry;

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  Merger Agreement.  The terms and conditions of the merger agreement, including: (1) the exclusivity provisions and our ability to engage in negotiations concerning, provide any confidential information or data to, and otherwise have discussions with, any person relating to an alternative acquisition proposal under specified circumstances, (2) our ability to terminate the merger agreement in order to accept a superior offer from another party in the exercise of our board of directors' fiduciary duties and upon the payment of a termination fee, (3) the conditions to AllServe's obligation to effect the merger, (4) the definition of "material adverse effect" and (5) the ability of AllServe to terminate the merger agreement;

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  Urgency.  The urgency imposed on us by our bank group to secure new equity investors, a refinancing or a merger or strategic partner to take us out of our existing bank debt no later than April 14, 2004; and

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  Completion of the Merger.  The likelihood that the proposed merger will be consummated, in light of the experience, reputation and financial capabilities of AllServe. In addition, our employees, customers and partners apparent support for the merger, thus contributing to the likelihood of the completion of the proposed merger.

        In the course of its deliberations, the voting directors also considered, among other things, the following negative factors:

  •
  Pendency of Merger.  The risks and contingencies related to the announcement and pendency of the merger, including the potential impact of the proposed merger on our employees, customers and partners and on our existing relationships with third parties; and

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  Future Increase in Stock Value.  The fact that our stockholders will not benefit from any future increase in our value.

        In addition, the voting directors considered the interests of our affiliates, executive officers and directors as described in "Information Concerning the Merger—Interests of Our Affiliates, Executive Officers and Directors" on page 24.

        The above discussion of the material factors considered by the voting directors is not intended to be exhaustive, but does set forth the principal factors that were considered. The voting directors collectively reached the unanimous conclusion to approve the merger agreement and the merger in light of the factors described above and other factors that each voting director felt were appropriate. In view of the wide variety of factors considered by the voting directors in connection with its evaluation of the merger and the complexity of these matters, the voting directors did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination. Rather, the voting directors made its recommendation based on the totality of information presented to and the investigation conducted by it. In considering the factors discussed above, individual directors may have given different weights to different factors.

        After evaluating these factors and consulting with our outside legal counsel and financial advisor, the voting directors determined that the merger agreement and the merger are fair to and in the best interests of our stockholders. Accordingly, the board of directors has unanimously, with the exception of the directors designated by Thayer Equity Investors III and TC Co-Investors, each of whom abstained from the vote, approved the merger agreement and the merger and declared the merger agreement advisable. The board of directors recommends that you vote "FOR" approval and adoption of the merger agreement and the merger.

Opinion of Our Financial Advisor

        We engaged SunTrust Robinson Humphrey to act as our financial advisor in connection with the merger solicited in this proxy statement. At our July 3, 2003 board meeting, SunTrust Robinson Humphrey reviewed with our board of directors the processes used to solicit interest in an investment in, or a merger with, us and its financial analysis of the merger. On July 9, 2003, SunTrust Robinson Humphrey delivered to our board of directors its oral opinion, which was subsequently reduced to writing on July 11, 2003, that the consideration to be offered in the proposed merger was fair, from a financial point of view, to the holders of our capital stock. Our board of directors did not impose any limitations on SunTrust Robinson Humphrey with respect to its investigation or processes in rendering its opinion.

        The full text of SunTrust Robinson Humphrey's written opinion, dated July 11, 2003, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with its opinion, is attached as Annex B to this proxy statement.

        SUNTRUST ROBINSON HUMPHREY'S OPINION IS ADDRESSED TO OUR BOARD OF DIRECTORS AND RELATES ONLY TO THE FAIRNESS OF THE MERGER CONSIDERATION, FROM A FINANCIAL POINT OF VIEW, TO OUR STOCKHOLDERS, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW TO VOTE WITH RESPECT TO MATTERS RELATING TO THE PROPOSED MERGER. WE URGE YOU TO CAREFULLY READ SUNTRUST ROBINSON HUMPHREY'S OPINION IN ITS ENTIRETY, WHICH IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT.

Material and Information Considered with Respect to the Merger

        In arriving at its opinion, SunTrust Robinson Humphrey:

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  reviewed the merger agreement and exhibits thereto;

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  reviewed and analyzed certain publicly available information concerning us that SunTrust Robinson Humphrey believed to be relevant to its inquiry;

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  reviewed and analyzed financial and operating information furnished to SunTrust Robinson Humphrey by us with respect to our business, operations and prospects;

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  reviewed and analyzed the trading history of our common stock from December 31, 2001 to the present and compared that trading history with those of other publicly-traded companies which SunTrust Robinson Humphrey deemed relevant;

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  reviewed and analyzed a comparison of our historical financial results and present financial condition with those of publicly-traded companies which SunTrust Robinson Humphrey deemed relevant;

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  reviewed and analyzed a comparison of the financial terms of the merger with the publicly available financial terms of certain other recent transactions which SunTrust Robinson Humphrey deemed relevant;

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  conducted discussions with management concerning our businesses, operations, assets, present condition and future prospects; and

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  undertook such other studies, analyses and investigations as SunTrust Robinson Humphrey deemed appropriate.

        In rendering its opinion, SunTrust Robinson Humphrey assumed and relied upon, without independent verification, the accuracy and completeness of our financial and other information that it discussed with us or reviewed in arriving at its opinion. With respect to the financial forecasts, which were limited to the year-to-date results through May, annualized, that we provided to or discussed with SunTrust Robinson Humphrey, SunTrust Robinson Humphrey assumed, at the direction of our management and without independent verification or investigation, that such forecasts had been reasonably prepared on bases reflecting the best currently available information, estimates and judgments of our management as to our future financial performance. In arriving at its opinion, SunTrust Robinson Humphrey did not conduct a physical inspection of our properties and facilities and did not make or obtain any evaluations or appraisals of our assets or liabilities, including, without limitation, any potential environmental liabilities. As described more fully in "Information Concerning the Merger—Background Concerning the Merger" on page 13, we authorized SunTrust Robinson Humphrey to solicit indications of interest from third parties with respect to the purchase of all or a part of our operations prior to signing the merger agreement. SunTrust Robinson Humphrey also assumed the following:

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  that the merger would be consummated in accordance with the terms of the merger agreement; and

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  that all material governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on us, or on the expected benefits of the merger.

        SunTrust Robinson Humphrey's oral and written opinions are necessarily based upon market, economic and other conditions as they may have existed and could be evaluated as of July 9, 2003 and July 11, 2003, respectively. SunTrust Robinson Humphrey expressed no opinion as to our underlying valuation, future performance or long-term viability. Further, SunTrust Robinson Humphrey's opinion solely addresses the fairness, from a financial point of view, to our stockholders, of the aggregate merger consideration, and does not address any aspect or implication of the allocation of the aggregate consideration among our classes of capital stock.

        In connection with the preparation of its fairness opinion, SunTrust Robinson Humphrey performed financial and comparative analyses, the material portions of which are summarized below. The summary set forth below includes the financial analyses used by SunTrust Robinson Humphrey and deemed to be material, but does not purport to be a complete description of the analyses performed by SunTrust Robinson Humphrey in arriving at its opinion. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances, and therefore, such an opinion is not readily susceptible to partial analysis or summary description. In addition, SunTrust Robinson Humphrey believes that its analyses must be considered as an integrated whole, and that selecting only portions of such analyses and the factors considered by it, without considering all of such analyses and factors, could create a misleading or incomplete view of the processes underlying the analyses in providing its opinion.

        In performing its analyses, SunTrust Robinson Humphrey made numerous assumptions with respect to industry and economic conditions, many of which are beyond our control. Any estimates contained in such analyses are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the price at which such companies may actually be sold, and such estimates are inherently subject to substantial uncertainty. No company, business or transaction used in such analyses as a comparison is identical to us, AllServe, our or AllServe's businesses or the merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions analyzed.

        SunTrust Robinson Humphrey's opinion and financial analyses were one of several factors considered by our board of directors in its evaluation of the merger, but should not necessarily be viewed as determinative of the views of our board of directors or management with respect to the merger or the consideration offered in the merger. The amount and type of consideration offered in the merger was determined through direct negotiations between AllServe and us. The decision to enter into the merger was solely that of our board of directors.

        The following is a summary of the material financial analyses undertaken by SunTrust Robinson Humphrey in connection with its opinion.

Analysis of Selected Publicly Traded Reference Companies

        Reference company analysis analyzes a company's operating performance and valuation relative to a reference group of publicly traded companies that can be classified as, in this case, outsourced teleservices companies. SunTrust Robinson Humphrey analyzed the financial and stock market information for the following selected publicly traded companies for us:

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  APAC Customer Services, Inc.

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  Convergys Corp.

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  ICT Group, Inc.

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  RMH Teleservices, Inc.

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  SITEL Corp.

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  StarTek, Inc.

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  Teletech Holdings, Inc.

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  West Corp.

        SunTrust Robinson Humphrey reviewed and analyzed, among other things, enterprise value, calculated as equity market value plus net debt, as multiples of:

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  latest twelve months revenue ("LTM Revenue");

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  latest twelve months earnings before interest, taxes, depreciation and amortization ("LTM EBITDA");

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  latest twelve months earnings before interest and taxes ("LTM EBIT");

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  projected 2003 revenue ("2003 Revenue");

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  projected 2003 earnings before interest, taxes, depreciation and amortization ("2003 EBITDA"); and

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  projected 2003 earnings before interest and taxes ("2003 EBIT").

        All multiples were based on closing stock prices as of July 1, 2003. SunTrust Robinson Humphrey then excluded the multiples of Convergys Corp. and StarTek, Inc., based on the fact that both companies operate a large portion of their businesses outside the teleservices sector. In addition, to accurately reflect average values for statistical purposes, SunTrust Robinson Humphrey excluded certain outlying values that differed from the relative groupings of the other values. SunTrust Robinson Humphrey believes that these outlying values for certain companies reflect market aberrations that can skew mean values.

        The following table sets forth the average observed multiples indicated by this analysis as of July 1, 2003:

Average
Multiple of Enterprise Value to:
LTM Revenue	0.4x
LTM EBITDA	4.2x
LTM EBIT	7.3x
2003 Revenue	0.4x
2003 EBITDA	3.8x
2003 EBIT	6.0x

        SunTrust Robinson Humphrey then applied the average multiples resulting from the analysis above to our actual values for the latest twelve months ended May 31, 2003 and for our annualized year-to-date values as of May 31, 2003, respectively. This analysis yielded implied enterprise values for us as presented in the following table. These implied enterprise values were compared to the proposed merger consideration of $22.75 million in cash.

Implied Enterprise Value
($ in 000s)
Valuation Parameter
LTM Revenue	48,228
LTM EBITDA	3,573
LTM EBIT	0
YTD Annualized Revenue	57,192
YTD Annualized EBITDA	26,174
YTD Annualized EBIT	0

        The following table sets forth the high and low observed multiples indicated by this analysis as of July 1, 2003:

	High	Low
Multiple of Enterprise Value to:
LTM Revenue	2.0x	0.2x
LTM EBITDA	9.6x	3.0x
LTM EBIT	15.6x	6.9x
2003 Revenue	1.6x	0.3x
2003 EBITDA	7.3x	3.2x
2003 EBIT	12.6x	4.8x

        SunTrust Robinson Humphrey then applied the high and low multiples resulting from the analysis above to our actual values for the latest twelve months ended May 31, 2003 and for our annualized year-to-date values as of May 31, 2003, respectively. This analysis yielded implied enterprise values for us as presented in the following table. These implied enterprise values were compared to the proposed merger consideration of $22.75 million in cash.

	High Implied Enterprise Value	Low Implied Enterprise Value
	($ in 000s)
Valuation Parameter
LTM Revenue	269,260	33,212
LTM EBITDA	8,274	2,621
LTM EBIT	0	0
YTD Annualized Revenue	251,593	44,357
YTD Annualized EBITDA	50,822	22,307
YTD Annualized EBIT	0	0

Analysis of Selected Merger & Acquisition Transactions

        Reference merger and acquisition transaction analysis provides a valuation range based upon consideration and multiples paid for selected reference companies in recent transactions. SunTrust Robinson Humphrey reviewed the financial terms, to the extent publicly available, of 24 proposed, pending or completed merger and acquisition transactions from April 5, 2000 to June 24, 2003, involving selected outsourced teleservices companies. For each of the reference transactions, SunTrust Robinson Humphrey calculated various financial multiples based on publicly available information for each of the selected acquisition transactions and compared them to corresponding financial multiples for the merger.

        SunTrust Robinson Humphrey also reviewed and analyzed, among other things, enterprise value as a multiple of: LTM Revenue, EBITDA and EBIT.

        All multiples for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. In addition, to accurately reflect average values for statistical purposes, SunTrust Robinson Humphrey excluded certain outlying values that differed from the relative groupings of the other values. SunTrust Robinson Humphrey believes that these outlying values for certain companies reflect market aberrations that can skew mean values.

        The following table sets forth the average observed multiples indicated by this analysis as of July 1, 2003:

Average
Multiple of Enterprise Value to:
LTM Revenue	0.8x
LTM EBITDA	7.2x
LTM EBIT	5.8x

        SunTrust Robinson Humphrey then applied the average multiples resulting from the analysis above to our actual values for the latest twelve months ended May 31, 2003. This analysis yielded implied enterprise values for us as presented in the following table. These implied enterprise values were compared to the proposed merger consideration of $22.75 million in cash.

Implied Enterprise Value
($ in 000s)
Valuation Parameter
LTM Revenue	107,078
LTM EBITDA	6,223
LTM EBIT	0

        The following table sets forth the high and low observed multiples indicated by this analysis as of July 1, 2003:

	High	Low
Multiple of Enterprise Value to:
LTM Revenue	18.6x	0.3x
LTM EBITDA	63.7x	1.1x
LTM EBIT	74.5x	3.0x

        SunTrust Robinson Humphrey then applied the high and low multiples resulting from the analysis above to our actual values for the latest twelve months ended May 31, 2003. This analysis yielded implied enterprise values for us as presented in the following table. These implied enterprise values were compared to the proposed merger consideration of $22.75 million in cash.

	High Implied Enterprise Value	Low Implied Enterprise Value
	($ in 000s)
Valuation Parameter
LTM Revenue	2,559,151	43,447
LTM EBITDA	54,812	964
LTM EBIT	0	0

Information Concerning Our Financial Advisor

        SunTrust Robinson Humphrey is a nationally recognized investment-banking firm and, as a customary part of its investment banking activities, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for corporate and other purposes. We retained SunTrust Robinson Humphrey because of its experience, expertise, reputation and familiarity with us, the outsourced teleservices industry and transactions similar to the merger. In the ordinary course of business, SunTrust Robinson Humphrey and its affiliates may actively trade or hold our securities and other instruments and obligations for their own account and for the accounts of their customers and, accordingly, may at any time hold long or short positions in such securities, instruments or obligations.

        SunTrust Robinson Humphrey is acting as our financial advisor in connection with the merger. Pursuant to the terms of its engagement, we have agreed to pay SunTrust Robinson Humphrey a fee that is customary for transactions of this nature, a significant portion of which is contingent on the merger being completed. SunTrust Robinson Humphrey also received a fee for rendering its opinion. We have also agreed to reimburse SunTrust Robinson Humphrey for its out-of-pocket expenses, including fees and expenses of legal counsel and any other advisors retained by it, and to indemnify

SunTrust Robinson Humphrey and its related parties against liabilities, including liabilities under the federal securities laws, arising out of its engagement.

Interests of Our Affiliates, Executive Officers and Directors in the Merger

        When considering the recommendation of our board of directors to vote "FOR" the approval of the merger agreement and the merger, you should be aware that our affiliates, executive officers and directors have interests in the proposed merger that are different from the interests of our stockholders. Such interests relate to or arise from, among other things, the fact that:

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  upon consummation of the merger, Thayer Equity Investors III, L.P., which owns approximately 36.2% of our outstanding Common Stock, all of our Series D Preferred Stock and 74.6% of our Series E Preferred Stock, will receive a payment, which although less than the outstanding principal amounts will be in complete satisfaction of our and our subsidiaries' obligations to it under the (1) amended and restated promissory note, dated April 11, 2003, in the original principal amount of $4,212,236, and (2) amended and restated promissory note, dated April 11, 2003, in the original principal amount of $9,194,844. These promissory notes were originally issued in 1996 and 1998, respectively, and most recently amended and restated on April 11, 2003 concurrently with the extension of the maturity date of our revolving line of credit with Bank of Nova Scotia and Credit Suisse First Boston on April 11, 2003. Thayer Equity Investors III is not receiving any consideration for its shares of our capital stock in connection with the merger.

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  upon consummation of the merger, Edward Blank, a non-voting advisory director of ours who owns approximately 5.6% of our outstanding Common Stock and 11.6% of our Series E Preferred Stock, will receive a payment, which although less than the outstanding principal amount, will be in complete satisfaction of our obligation to him under the amended and restated promissory note, dated April 11, 2003, in the original principal amount of $808,600. This promissory note was originally issued in 1997 and amended and restated on April 11, 2003 concurrently with the extension of the maturity date of our revolving line of credit with Bank of Nova Scotia and Credit Suisse First Boston on April 11, 2003. Edward Blank is not receiving any consideration for his shares of our capital stock in connection with the merger.

  •
  upon consummation of the merger, The Edward Blank 1995 Grantor Retained Trust, which owns approximately 1.3% of our outstanding Common Stock and 2.8% of our Series E Preferred Stock, will receive a payment, which although less than the outstanding principal amount, will be in complete satisfaction of our obligation to it under the amended and restated promissory note, dated April 11, 2003, in the original principal amount of $191,400. This promissory note was originally issued in 1997 and amended and restated on April 11, 2003 concurrently with the extension of the maturity date of our revolving line of credit with Bank of Nova Scotia and Credit Suisse First Boston on April 11, 2003. The Edward Blank 1995 Grantor Retained Trust is not receiving any consideration for its shares of our capital stock in connection with the merger.

  •
  in 1999, we, Questor Partners Fund II, L.P., Questor Side-By-Side Partners II, L.P., Questor Side-By-Side Partners II 3(C)(1), L.P., Thayer Equity Investors III, L.P. and TC Co-Investors, LLC executed a stockholders agreement whereby each of the Questor parties, Thayer Equity and TC Co-Investors agreed to vote their shares of our capital stock to elect and continue in office 12 directors, six of whom are nominated by the Questor parties and six of whom are nominated by Thayer Equity and TC Co-Investors. Additionally, under this stockholders agreement, the Questor parties agreed to use their best efforts to cause the directors nominated by them to abstain from voting on any board action in connection with the redemption of our Series F Preferred Stock, and Thayer Equity and TC Co-Investors agreed to use their best efforts to cause the directors nominated by them to abstain from voting on any board action in connection with (1) the repayment of the amended and restated promissory note, by and between IQI, Inc. and Thayer Equity Investors III, L.P., dated April 11, 2003, in the original principal amount of $4,212,236, (2) the repayment of the amended and restated promissory note, by and among IQI, Inc. and The Edward Blank 1995 Grantor Retained Annuity Trust, dated April 11, 2003, in the original principal amount of $191,400 and (3) the redemption or repurchase of our Series D and Series E Preferred Stock. Pursuant to the stockholders agreement, the Questor parties, Thayer Equity and TC Co-Investors nominated all of our current board members. Pursuant to the stockholders agreement, the Questor parties nominated each of Dean Anderson, Stanton D. Anderson, Henry L. Druker, Peter D. Fitzsimmons and Kevin J. Prokop as our director and Thayer Equity and TC Co-Investors nominated each of Patrick W. Gross, Fredric V. Malek, Hugh E. Sawyer, Herman M. Schwarz, Josh S. Weston and Christopher M. Temple as our director. The directors nominated by Thayer Equity and TC Co-Investors, and subsequently elected to our board of directors, abstained from the vote by our board of directors to approve the merger agreement and the merger.

  •
  Messrs. Frederic V. Malek and Christopher M. Temple, both of whom currently serve on our board of directors, are affiliates of Thayer Equity, and Messrs. Dean Anderson, Henry L. Druker, Peter D. Fitzsimmons and Kevin J. Prokop, all of whom currently serve on our board of directors, are affiliates of Questor.

  •
  on March 21, 2003, our board of directors approved a retention bonus plan for our executive officers in the event we had a change in control before December 31, 2003. Consequently, at the closing of the merger in accordance with the retention bonus plan, a bonus pool of about 2% of the merger consideration will be available to members of our executive team as follows: 37.5% of the bonus pool will be set aside as a fixed portion, and 62.5% of the bonus pool will be set aside as a discretionary portion. Mr. Herman M. Schwarz, our President and Chief Executive Officer, Mr. Thomas P. Franklin, our Executive Vice President—Administration, Mr. Joseph V. Marinelli, our Senior Vice President—Operations and Mr. Lee O. Waters, our Executive Vice President—Client and Market Development, are each entitled to receive 26%, 10%, 10% and 10%, respectively, of the fixed portion of the bonus pool upon completion of the merger, with the remaining amount of the fixed portion of the bonus pool to be distributed to other executive team members. The discretionary portion of the bonus pool will be paid out to members of our executive team in amounts, if any, as our board of directors determines in its sole discretion at the closing of the merger. It is our board of directors' current intention to award 100% of the bonus pool.

    upon consummation of the merger, each of our executive officers who continue their employment with the surviving corporation will enter into an employment agreement with the surviving corporation. The final terms of these employment agreements have not been agreed upon, but it is expected that their terms will be similar to those of the employees' existing employment arrangements with us.

  •
  after the merger is completed, the surviving corporation will continue existing indemnification arrangements for our present and former executive officers and directors.

        Our board of directors was aware of and considered these interests in approving the merger agreement and the merger.

Form of the Merger

        Subject to the terms and conditions of the merger agreement, at the effective time of the merger, AllServe merger subsidiary, a direct wholly-owned subsidiary of AllServe, will merge with and into us in accordance with the General Corporation Law of the State of Delaware, and the separate corporate existence of AllServe merger subsidiary will thereupon cease and we will continue as the surviving corporation and as a direct wholly-owned subsidiary of AllServe.

Conversion or Cancellation of Shares

        If you are a holder of shares of our Series B Preferred Stock, promptly after the effective time of the merger, KeyBank N.A., the payment and escrow agent under the payment and escrow agreement, will mail to you a letter of transmittal, and instructions for use in effecting the delivery of the letter of transmittal and the surrender of your stock certificate or certificates in exchange for the accrued but unpaid dividends and the liquidation preference to which your shares of our Series B Preferred Stock entitle you. You will be required, as a prerequisite to your receipt of the consideration attributable to your shares of Series B Preferred Stock pursuant to the merger agreement, to validly deliver to KeyBank a duly executed letter of transmittal and to validly surrender to KeyBank your stock certificate or certificates. You should not return your stock certificate or certificates to us with the enclosed proxy. The letter of transmittal will provide, among other things, for a waiver by you of any rights or claims, known or unknown, that you may have as a stockholder against us or any of our officers, directors, stockholders, affiliates, successors or assigns, including any right to notice or declared or unpaid dividends in our stock, except for such rights as are expressly set forth in the merger agreement.

        In the past four years, we have made several attempts to contact the last known holders of the outstanding shares of our Series B Preferred Stock. As of the date of this proxy statement, those efforts have proven unsuccessful and we have not been able to locate those holders. As a result, based on what we know today, we do not expect that the holders of the Series B Preferred Stock will receive notice of the special meeting or this proxy statement, or that they will attend or vote at the special meeting either in person or by proxy. Therefore, unless we learn after the date of this proxy statement that the holders of the Series B Preferred Stock have, in fact, received notice of the special meeting and this proxy statement, we will file a petition in the Delaware Court of Chancery requesting judicial relief that will permit us to proceed with the merger without the requisite attendance for the establishment of a quorum, or the requisite vote for the approval of the merger agreement and the merger of the holders of the Series B Preferred Stock. We cannot assure you that we will obtain the relief that will permit us to complete the merger without a quorum or the actual vote of the holders of Series B Preferred Stock. See "Information Concerning the Merger Agreement—Covenants—Judicial Relief" on page 34.

        If you are a holder of shares of any other series of our Preferred Stock or Common Stock, you will receive no consideration as a result of the merger, and your shares will be cancelled as of the effective time of the merger. See "Information Concerning the Merger Agreement—Merger Consideration" on page 31.

Treatment of Options and Warrants

        As of July 11, 2003, options to purchase an aggregate of 5,634,894 shares of our Common Stock were issued and outstanding with (1) 5,459,850 outstanding under the Aegis Communications Group, Inc. Amended and Restated 1998 Stock Option Plan, as amended, (2) 165,000 outstanding under the ATC Communications Group, Inc. 1996 Stock Option and Restricted Stock Plan, and (3) 10,044 outstanding under the Edward Blank Associates, Inc. 1996 Incentive Stock Option Plan. As of July 11, 2003, options to purchase an aggregate of 11,668 shares of the Common Stock of one of our subsidiaries, Advanced Telemarketing Corporation, were issued and outstanding under the Advanced Telemarketing Corporation 1993 Stock Option Plan. As of July 11, 2003, warrants to purchase an aggregate of 2,450,000 shares of our Common Stock were issued and outstanding. As of July 11, 2003, warrants to purchase an aggregate of 31,416 shares of the Common Stock of one of our subsidiaries, IQI, Inc., were issued and outstanding, which warrants were assumed by us pursuant to the Agreement and Plan of Merger among us, IQI, Inc. and ATC Merger Sub, Inc. dated April 7, 1998, and are now exercisable for a number of shares of our Common Stock determined in accordance with a formula set forth therein.

        In accordance with the terms of the merger agreement, we must obtain releases from the holders of all outstanding options to purchase shares of our Common Stock, all outstanding warrants to purchase shares of our Common Stock, and all outstanding options to purchase shares of Common Stock of Advanced Telemarketing Corporation, prior to the closing of the merger, which may involve our making nominal payments in consideration of obtaining these releases. Upon obtaining these releases, all of our and our subsidiaries' options and warrants will be cancelled.

Dissenters' Rights of Appraisal

        The discussion of the provisions set forth below is not a complete summary regarding your appraisal rights under Delaware law and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached as Annex C to this proxy statement. If you intend to exercise appraisal rights, you should carefully review Annex C. Failure to follow precisely any of the statutory procedures set forth in Annex C may result in a termination or waiver of these rights.

        If the merger is consummated, dissenting stockholders who follow the procedures specified in Section 262 of the Delaware General Corporate Law within the appropriate time periods will be entitled to have their shares of our capital stock appraised by a court and to receive the "fair value" of such shares in cash as determined by the Delaware Court of Chancery.

        The following is a brief summary of Section 262, which sets forth the procedures for dissenting from the merger and demanding statutory appraisal rights. Failure to follow the procedures set forth in Section 262 precisely could result in the loss of appraisal rights. This proxy statement constitutes notice to you concerning the availability of appraisal rights under Section 262. If you wish to assert appraisal rights you must hold the shares of our capital stock on the date of making a demand for appraisal rights with respect to such shares and must continuously hold such shares through the effective time of the merger.

        If you desire to exercise appraisal rights you must satisfy all of the conditions of Section 262. A written demand for appraisal of shares must be filed with us before the merger vote to be taken at the special meeting on            , 2003. This written demand for appraisal of shares is in addition to and separate from a vote against the merger. If you elect to exercise appraisal rights you must not vote "FOR" the proposal to approve and adopt the merger agreement and the merger. While a proxy or vote against the merger proposal is not a prerequisite to making a demand for appraisal, a proxy or vote against the merger proposal will not constitute a demand for appraisal within the meaning of Section 262.

        A demand for appraisal should be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the stock certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand should be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, the authorized agent is acting as agent for the record owner. A person having a beneficial interest in our capital stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

        If you elect to exercise appraisal rights you should mail or deliver your written demand to Thomas Franklin, Secretary, Aegis Communications Group, Inc., 7000 Central Parkway NE, Suite 1150, Atlanta, GA 30328. The written demand for appraisal should specify your name and mailing address, and that you are thereby demanding appraisal of our capital stock held by you. Within ten days after the effective time of the merger, we must provide notice of the effective time of the merger to stockholders who have complied with Section 262 and have not voted "FOR" the proposal to approve and adopt the merger agreement and the merger.

        Within 120 days after the effective time of the merger, but not later, any stockholder who has satisfied the requirements of Section 262 may deliver to us a written demand for a statement listing the aggregate number of shares not voted in favor of the merger proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. As the surviving corporation in the merger, we must mail any such written statement to the stockholder no later than the later of 10 days after the stockholder's request is received by us or 10 days after the latest date for delivery of a demand for appraisal under Section 262.

        Within 120 days after the effective time of the merger, but not later, either we or any stockholder who has complied with the required conditions of Section 262 and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of stockholders entitled to appraisal rights. We have no present intention to file such a petition if demand for appraisal is made. Upon the filing of any petition by a stockholder in accordance with Section 262, service of a copy must be made upon us. Within 20 days after service, we must file, in the office of the Register in Chancery in which the petition was filed, a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by us. If we file a petition, the petition must be accompanied by the verified list. The Register in Chancery, if so ordered by the court, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to us and to the stockholders shown on the list at the addresses therein stated, and notice will also be given by publishing a notice at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or such publication as the court deems advisable. The forms of the notices by mail and by publication must be approved by the court, and the costs thereof will be borne by us. The Delaware Court of Chancery may require the stockholders who have demanded an appraisal for their shares, and who hold stock represented by certificates, to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any stockholder that fails to comply with such direction.

        If a petition for an appraisal is filed in a timely fashion, after a hearing on the petition, the court will determine which stockholders are entitled to appraisal rights and will appraise the shares owned by these stockholders, determining the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair value.

        Stockholders considering seeking appraisal of their shares should note that the fair value of their shares determined under Section 262 will not necessarily put them in a better financial position than they would be in if they did not seek appraisal of their shares. The costs of the appraisal proceeding may be determined by the court and taxed against the parties as the court deems equitable under the circumstances. Upon application of a dissenting stockholder, the court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares entitled to appraisal. In the absence of a determination or assessment, each party bears his, her or its own expenses. The exchange of shares for cash pursuant to the exercise of appraisal rights will be a taxable transaction for United States federal income tax purposes and possibly state, local and foreign income tax purposes as well.

        Any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after the effective time of the merger, be entitled to vote for any purpose the shares subject to demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the effective time of the merger.

        At any time within 60 days after the effective time of the merger, any stockholder will have the right to withdraw his demand for appraisal and to accept the terms set forth in the merger agreement. After this period, a stockholder may withdraw his demand for appraisal and his shares will be canceled as provided in the merger agreement. If no petition for appraisal is filed with the court within 120 days after the effective time of the merger, our stockholders' rights to appraisal, if available, will cease. Inasmuch as we have no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. No petition timely filed in the court demanding appraisal may be dismissed as to any stockholder without the approval of the court, which approval may be conditioned upon such terms as the court deems just.

Litigation Related to the Merger

        On July 18, 2003, two lawsuits were filed against us and specified members of our board of directors (Herman M. Schwarz, Dean Anderson, Stanton D. Anderson, Henry L. Druker, Peter D. Fitzsimmons, Patrick W. Gross, Frederic V. Malek, Kevin J. Prokop, Hugh E. Sawyer, Christopher M. Temple and Josh S. Weston) in the District Court of Dallas County, Texas. The lawsuits were filed by John Beggi and Steven Stremke, each of whom is a holder of shares of our Common Stock. Each of the suits is denominated as a class action purportedly on behalf of the public holders of our Common Stock. The petitions allege, among other things, that the members of our board of directors breached duties owed to the public holders of our Common Stock by entering into a merger agreement that allegedly favors the interests of some members of our board of directors and some of our stakeholders and is allegedly detrimental to our public stockholders. The petitions further allege that the defendants breached duties to the purported class by allegedly failing to take all reasonable steps to ensure the maximization of stockholder value. Each of the plaintiffs seeks relief:

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  declaring that the action is, in each case, properly maintainable as a class action;

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  enjoining the completion of the merger unless and until we adopt and implement a procedure or process to obtain the highest possible price for stockholders;

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  directing the individual defendants to exercise their fiduciary duties to obtain a transaction that is in the best interests of our stockholders;

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  awarding the plaintiff the costs and disbursements of the action, in each case, including reasonable attorneys' and experts' fees; and

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  granting such other and further relief as the Court may deem just and proper.

        The cases are in their early stages. We believe that the cases are without merit and we intend to contest these lawsuits vigorously.

Source of Funds

        In addition to related fees and expenses, AllServe is required to pay approximately $22.75 million to consummate the merger pursuant to the merger agreement. The merger is not conditioned upon AllServe obtaining financing and AllServe has represented to us that it has sufficient cash available to consummate the merger. AllServe has informed us that it intends to finance the merger through a combination of existing cash reserves and accruals, additional equity contributions and additional borrowings under existing credit arrangements.

Certain U.S. Federal Income Tax Consequences

        The following is a summary of certain U.S. federal income tax consequences of the merger to our stockholders. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury regulations promulgated under the Internal Revenue Code, Internal Revenue Service rulings, and judicial interpretations thereof all in effect as of the date of this proxy statement, and all of which are subject to change after such date, possibly with retroactive effect. There can be no assurance that future legislative, judicial or administrative action will not affect the accuracy of the statements or conclusions in this proxy statement.

        This summary does not address all the U.S. federal income tax considerations that may be relevant to shares of our Common Stock received pursuant to the exercise of warrants, stock options or otherwise as compensation or with respect to stockholders who are subject to special tax treatment under the Internal Revenue Code, including without limitation persons who are non-U.S. persons, insurance companies, dealers or brokers in securities or currencies, tax-exempt organizations, life insurance companies, regulated investment companies and financial institutions and may not apply to stockholders in light of individual circumstances, such as holding shares as a hedge or as part of a hedge, straddle, conversion, synthetic security integrated investment or other risk-reduction transaction or who are subject to alternative minimum tax. It also does not address the tax consequences of the merger under foreign, state or local tax laws. Accordingly, you are urged to consult with your tax advisor with respect to the particular U.S. federal, state, local or foreign income tax or other tax consequences of the merger to you.

        The cancellation of your shares of our Series D, Series E and Series F Preferred Stock and our Common Stock in the merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, you will recognize loss equal to the amount of your adjusted tax basis in the shares of Series D, Series E and Series F Preferred Stock and Common Stock cancelled. If you hold your shares as a capital asset, this loss will be capital loss and will be long-term capital loss if you have held your shares for more than one year at the time of the merger. There are limits on the deductibility of capital losses.

        The exchange of your shares of our Series B Preferred Stock for cash in the merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, you will recognize gain or loss equal to the difference between the cash received and your adjusted tax basis in the shares of Series B Preferred Stock exchanged. If you hold your shares as a capital asset, this gain or loss will be capital gain or loss and will be long-term capital gain or loss if you have held your shares for more than one year at the time of the merger. A stockholder who is a natural person is subject to a maximum U.S. federal income tax rate of 15 percent on any net long-term capital gains. There are limits on the deductibility of capital losses.

        The preceding summary is general in nature and does not consider any of your particular facts and circumstances. The tax consequences of the merger to you will depend on your individual facts and circumstances. You are strongly urged to consult your tax advisors as to the tax consequences of the merger to you.

Regulatory Matters

        We are not aware of any federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the merger other than the filing with the SEC of this proxy statement, compliance with applicable federal securities laws and regulations and the filing of a certificate of merger with the office of the Secretary of State of the State of Delaware and acceptance of the certificate of merger by that office.

Past Contacts, Transactions and Negotiations

        Other than as described in "Information Concerning the Merger—Background Concerning the Merger" on page 13, we and AllServe have not had any past contacts, transactions or negotiations.

INFORMATION CONCERNING THE MERGER AGREEMENT

        The following summary of the material terms of the merger agreement does not include material terms previously discussed in the section of this proxy statement entitled "Information Concerning the Merger," which begins on page 13. We urge you to carefully read the merger agreement in its entirety, which is attached as Annex A to this proxy statement.

        The merger agreement provides for the merger of a direct, wholly-owned subsidiary of AllServe with and into us following approval and adoption of the merger agreement and the merger by the requisite vote of our stockholders and the satisfaction or waiver, as permitted, of the other conditions to the merger. We will be the surviving corporation and a direct, wholly-owned subsidiary of AllServe following the consummation of the merger.

Effective Time of the Merger

        The merger will become effective when we file a certificate of merger with the Delaware Secretary of State, or at such later time as is agreed upon by AllServe and us and specified in the certificate of merger. Subject to the conditions set forth in the merger agreement, the merger will become effective no later than September 30, 2003, or on such other date thereafter as is agreed to in writing by AllServe and us. See "Information Concerning the Merger Agreement—Closing Conditions" on page 35.

Merger Consideration

        The aggregate merger consideration to be paid by AllServe at the closing of the merger will be an amount in cash equal to $22.75 million, to be allocated in amounts set forth in a flow of funds statement attached to the merger agreement, which flow of funds statement will be updated on the closing date of the merger:

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  to extinguish all obligations of us and our subsidiaries under our existing credit agreement;

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  to pay our expenses related to the merger;

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  to satisfy our contractual obligation to pay retention bonuses to members of our executive management team;

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  to the holders of shares of our Series B Preferred Stock if applicable; and

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  to pay a portion of our subordinated debt, which is held by individuals and entities in the form of promissory notes issued by us or our subsidiaries.

        The merger consideration will not be sufficient to provide any payment to the holders of our Preferred Stock (other than potentially to the holders of our Series B Preferred Stock) or to the holders of our Common Stock in exchange for their shares. Even though only a portion of the subordinated debt is being paid, the entire amount will be released.

Distribution of Merger Consideration

        At the closing of the merger, AllServe will deposit cash with KeyBank, NA, the payment and escrow agent, to be distributed or held in accordance with the merger agreement and the payment and escrow agreement, as summarized below:

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  at or soon after the effective time of the merger, KeyBank will pay an amount in cash sufficient to satisfy our and our subsidiaries' obligations under our credit facility;

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  at or soon after the effective time of the merger, KeyBank will pay an amount in cash equal to payments due for transaction expenses to the persons to whom such payments are due or, in the case of expenses that we have paid prior to closing, will refund the amounts in cash to the surviving corporation;

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  at or soon after the effective time of the merger, KeyBank will pay an amount in cash equal to payments due under the retention bonuses;

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  at or soon after the effective time of the merger, KeyBank will pay to each holder of our Series B Preferred Stock a portion of the cash consideration in accordance with the merger agreement or as required by the judicial relief, if applicable, as discussed below under "Information Concerning the Merger Agreement—Covenants—Judicial Relief;" and

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  at or soon after the effective time of the merger, KeyBank will pay to the holders of the subordinated debt a portion of their pro rata share in cash of the subordinated debt, and will also place a portion of the amount due to such holders in escrow, as discussed below under "Information Concerning the Merger Agreement—Survival and Indemnification." The cash payments and escrow amounts will not equal the total amounts owed to the holders of the subordinated debt, who are nevertheless agreeing to discharge the total amounts.

Representations and Warranties by Us

        The merger agreement contains representations and warranties by us concerning, among other things:

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  corporate organization and other corporate matters with respect to us and each of our subsidiaries;

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  authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of governmental authorities and other persons relating to, the merger agreement and related matters;

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  our debt and capital structure;

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  our filings with the SEC and our financial statements and compliance with applicable SEC rules and regulations and with accounting requirements;

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  our receipt of SunTrust Robinson Humphrey's fairness opinion;

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  title to our properties and assets, rights to leasehold interests and conditions of our properties and assets;

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  absence of liens and encumbrances;

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  absence of changes or events concerning us or our subsidiaries;

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  absence of undisclosed liabilities;

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  absence of pending or threatened litigation involving us or our subsidiaries;

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  labor and employment matters;

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  matters relating to the Employee Retirement Income Security Act and other employee benefits matters;

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  filing of tax returns and payment of taxes, and compliance with tax withholding requirements and other tax laws;

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  environmental matters;

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  absence of brokerage, finder's or other fees in connection with the merger, other than those payable to SunTrust Robinson Humphrey;

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  our contracts;

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  our customers and suppliers;

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  ownership of or license to use our intellectual property, and absence of infringement claims;

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  compliance with applicable laws and permits;

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  accuracy in all material respects of our books and records, and those of our subsidiaries;

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  our insurance policies;

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  our employee relations;

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  our agreements to indemnify our directors, officers, employees, agents or other persons; and

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  the absence of obligations to register any of our securities with the SEC.

Representations and Warranties by AllServe and AllServe Merger Subsidiary

        The merger agreement contains representations and warranties by AllServe and AllServe merger subsidiary concerning, among other things:

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  corporate organization and other corporate matters with respect to AllServe and AllServe merger subsidiary;

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  authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of governmental authorities and other persons relating to, the merger agreement and related matters;

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  absence of brokerage, finder's or other fees in connection with the merger; and

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  AllServe's possession of sufficient funds to pay the merger consideration on the date of the merger agreement and on the closing date.

Covenants

        The merger agreement contains broad and comprehensive covenants restricting us, during the period between the signing of the merger agreement and the closing of the merger, from taking any actions outside of the ordinary course of our business and actions which may be considered to be within the ordinary course of our business, without the prior written consent of AllServe, which consent may not be unreasonably withheld or delayed. In addition to these restrictive covenants, the merger agreement contains other covenants that must be satisfied by AllServe and us, including, but not limited to, the following:

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  Net Working Capital.  We may not permit a material change in any of the accounts comprising our working capital such that our net working capital immediately prior to the closing is less than $9,250,000.

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  Exclusivity.  Between the signing of the merger agreement and the closing of the merger, we and our directors, officers and other affiliates may not initiate, take any action to facilitate, negotiate with or in any manner encourage, discuss, accept or consider any acquisition proposal other than the merger.

            Notwithstanding the foregoing, we and our board of directors may enter into discussions or negotiations with any person in response to an unsolicited bona fide written acquisition proposal if (1) there is no violation of our non-solicitation covenant described in the preceding paragraph, (2) our board of directors determines in good faith that such action is required in order to comply with its fiduciary duties under applicable law and (3) we immediately provide AllServe with written notice of our decision to enter into the discussions or negotiations.

            Our board of directors may also terminate the merger agreement and agree to, approve or recommend an unsolicited bona fide written acquisition proposal if (1) there is no violation of the aforementioned non-solicitation covenant, (2) our board of directors determines in good faith that the proposal is more favorable to the holders or our stock and subordinated debt from a financial point of view than the merger, (3) our board of directors determines in good faith that such action is required in order to comply with its fiduciary duties under applicable law and (4) we pay to AllServe a cash break-up fee of $1,137,500; provided that we will not be required to pay the break-up fee if, immediately prior to the termination of the merger agreement, AllServe was in material breach of any of its obligations under the merger agreement.

            Our board of directors must submit the merger agreement to our stockholders at the special meeting even if our board of directors withdraws or modifies its recommendation in favor of the merger agreement unless, prior to the special meeting, we terminate the merger agreement as described above.

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  Indemnification of Officers and Directors Post-Closing.  The merger agreement provides for continued indemnification of our current and former officers and directors for a period of six years from the effective time of the merger.

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  Judicial Relief.  In the past four years, we have made several attempts to contact the last known holders of the outstanding shares of our Series B Preferred Stock. As of the date of this proxy statement, those efforts have proven unsuccessful and we have not been able to locate those holders. As a result, based on what we know today, we do not expect that the holders of the Series B Preferred Stock will receive notice of the special meeting or this proxy statement, or that they will attend or vote at the special meeting either in person or by proxy. Therefore, unless we learn after the date of this proxy statement that the holders of the Series B Preferred Stock have, in fact, received notice of the special meeting and this proxy statement, we will file a petition in the Delaware Court of Chancery requesting judicial relief that will permit us to proceed with the merger without the requisite attendance for the establishment of a quorum, or the requisite vote for the approval of the merger agreement and the merger of the holders of the Series B Preferred Stock. We cannot assure you that we will obtain the relief that will permit us to complete the merger without a quorum or the actual vote of the holders of Series B Preferred Stock.

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  ATC Transaction.  At the present time, approximately 1.23% of the outstanding shares of Common Stock of Advanced Telemarketing Corporation, our subsidiary, are not owned by us. Prior to the closing of the merger, pursuant to a subsidiary merger or other transaction, we will cause all of the shares of Advanced Telemarketing Corporation that we do not own to be redeemed or otherwise cancelled.

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  BDO Opinion and Side Letter.  We will use all commercially reasonable efforts to obtain from BDO Seidman, our independent public accountants and tax advisors, (1) an opinion letter confirming the existence and amounts of net operating losses that may be usable by AllServe to offset taxable income after the closing of the merger, and (2) a side letter, which will not be deemed to be an opinion, stating the approximate aggregate amount of net operating losses for fiscal years prior to 2002.

Closing Conditions

        Mutual Conditions.    Each party's obligation to consummate the merger is subject to the satisfaction or waiver of the conditions summarized below:

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  approval and adoption of the merger agreement and the merger by our stockholders;

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  the absence of an injunction or order that would prohibit completion of the merger; and

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  execution and delivery of the payment and escrow agreement.

        AllServe's Conditions.    The obligations of AllServe and its subsidiary to consummate the merger are subject to the satisfaction or waiver of the conditions summarized below:

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  the accuracy of our representations and warranties;

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  performance by us of our obligations under the merger agreement;

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  the absence of any change in the assets, financial condition, results of operations or material significant customer relations of us or any of our subsidiaries that would have a material adverse effect on us;

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  delivery of resignations by our directors and officers, to the extent requested by AllServe;

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  delivery by us of required third-party consents;

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  delivery by us of releases or other appropriate evidence of termination of our bank debt, our subordinated debt, all other claims of our controlling stockholders, directors and officers, other than contractual and indemnification rights that are specifically contemplated by the merger agreement, and all options and warrants to purchase shares of our capital stock;

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  the absence of undisclosed material litigation or claims against us and of litigation or claims against us relating to the merger, unless such claims are indemnifiable under the payment and escrow agreement;

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  delivery of our updated financial statements to AllServe;

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  delivery of an opinion of our counsel and a good standing certificate to AllServe;

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  delivery to AllServe of evidence that all options and warrants to purchase shares of our capital stock and any capital stock of our subsidiaries have been terminated;

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  our receipt of the judicial relief discussed above under "Information Concerning the Merger Agreement—Covenants—Judicial Relief," if necessary, which judicial relief must be reasonably acceptable to AllServe in all material respects;

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  holders of no more than 10% of our outstanding shares of Common Stock exercise appraisal rights in accordance with Section 262 of the Delaware General Corporation Law;

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  execution of employment agreements with the surviving corporation by Messrs. Herman Schwarz, Thomas Franklin, Angelo Macchia and Lee Waters, four members of our senior management;

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  our provision to AllServe of evidence that the ATC transaction described above under "Information Concerning the Merger Agreement—Covenants—ATC Transaction" has been completed;

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  our net working capital at closing is not less than $9,250,000; and

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  our receipt of the opinion and side letter from BDO Seidman, our independent public accountants, that are discussed above under "Information Concerning the Merger Agreement—Covenants—BDO Opinion and Side Letter."

        Our Conditions.    Our obligations to consummate the merger are subject to the satisfaction or waiver of the conditions summarized below:

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  the accuracy of AllServe's representations and warranties;

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  performance by AllServe and AllServe merger subsidiary of their obligations under the merger agreement; and

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  purchase by us, at or prior to closing of a directors' and officers' liability insurance policy covering our current and former directors and officers and those of our subsidiaries, with respect to matters or events occurring prior to the effective time, in the same amounts and on terms and conditions as favorable to such officers and directors as the policies in effect on the date of the merger agreement, with such insurance policy being paid for by the surviving corporation.

Survival and Indemnification

        Survival.    All of our representations, warranties, covenants and agreements, as well as those of AllServe and AllServe merger subsidiary, will survive the closing for a period of 12 months.

        Indemnification.    The holders of our subordinated debt, Thayer Equity, Edward Blank and The Edward Blank 1995 Grantor Retained Trust, each of which is receiving a payment in connection with the merger, are obligated to indemnify AllServe for losses incurred by AllServe, as enumerated and described in the merger agreement. The indemnifying parties will have no indemnification obligation under the merger agreement unless and until AllServe's losses, if any, exceed $100,000 in the aggregate and then, only to the extent the losses exceed that amount. In addition, the indemnification obligation of the indemnifying parties is limited to the portion of a $1,910,000 escrow fund from time to time remaining with the payment and escrow agent under the payment and escrow agreement, and the holders of our subordinated debt will have no further indemnification obligations under the merger agreement after the entire escrow fund has been paid or distributed in accordance with the payment and escrow agreement.

        If AllServe receives insurance proceeds as a result of a loss with respect to which it has also received an indemnification payment, AllServe will pay the amount of the insurance proceeds to the payment and escrow agent for redeposit into the escrow fund or, if the indemnified party receives the insurance proceeds on or after the first anniversary of the closing date, AllServe will pay such insurance proceeds to the indemnifying parties from whom the related indemnification payment was received.

        The indemnification rights described above are AllServe's sole and exclusive remedy with respect to any breach of our representations, warranties, covenants or agreements under the merger agreement.

Termination

        The merger agreement may be terminated prior to the effective time of the merger without liability to either party, as summarized below:

  •
  by mutual written consent;

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  by AllServe, based on an uncured material breach by us of a representation, warranty, covenant or agreement set forth in the merger agreement, provided AllServe is not then in material breach of any representation, warranty, covenant or agreement set forth in the merger agreement;

  •
  by us, based on an uncured material breach by AllServe or AllServe merger subsidiary of a representation, warranty, covenant or agreement set forth in the merger agreement, provided we are not then in material breach of any representation, warranty, covenant or agreement set forth in the merger agreement;

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  subject to limitations set out in the merger agreement, by AllServe, if any of AllServe's conditions to closing has not been satisfied or is not capable of being satisfied by November 30, 2003;

  •
  subject to limitations set out in the merger agreement, by us, if any of our conditions to closing has not been satisfied or is not capable of being satisfied by November 30, 2003;

  •
  by AllServe or us, if there is any injunction or order that is final and unappealable preventing the closing of the merger;

  •
  by AllServe or us, if the merger is not completed before November 30, 2003, provided that this right to terminate is not available to any party whose failure to fulfill any obligation under the merger agreement was the cause of, or resulted in, the failure of the merger to occur by such date; and

  •
  by AllServe or us, if our stockholders do not approve and adopt the merger agreement and the merger, and the terminating party is not in material breach under the merger agreement.

        The merger agreement may be terminated prior to the effective time of the merger as summarized below but, in such event, we would be obligated to pay to AllServe a $1,137,500 break-up fee; provided, that, we will not be required to pay the break-up fee if, immediately prior to the termination of the merger agreement, AllServe was in material breach of any of its obligations under the merger agreement:

  •
  by AllServe, if our board of directors (1) changes its recommendation to our stockholders in favor of the merger, or (2) decides to accept an alternative acquisition proposal;

  •
  by AllServe or us, if our board of directors has decided to accept an alternative acquisition proposal;

  •
  by us, if our board of directors has changed its recommendation to our stockholders in favor of the merger in a manner adverse to AllServe; or

  •
  by AllServe or us, if the merger is not completed before November 30, 2003, provided that this right to terminate is not available to any party whose failure to fulfill any obligation under the merger agreement was the cause of, or resulted in, the failure of the merger to occur by such date and (1) within 12 months of such termination, we enter into an agreement to engage in or engage in a merger or similar transaction or a sale or lease of substantially all of our assets with or to any person other than AllServe, and (2) at the time of such termination or event giving rise to the termination, it has been publicly announced that any person or entity other than AllServe has made, or disclosed an intention to make, a bona fide offer to engage in an acquisition transaction with us.

        If the merger agreement is terminated as a result of any breach of a representation, warranty, covenant or agreement which is caused by the willful breach of a party to the merger agreement, the willfully breaching party will be liable to the other party, in addition to any other rights or remedies available to the other party, for all out-of-pocket costs and expenses incurred by such other party in connection with the merger agreement and the merger.

INFORMATION CONCERNING STOCK OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Set forth in the table below is information as of July 25, 2003, concerning each stockholder known by us to beneficially own more than 5% of any class of our voting securities, each of our directors and named executive officers and all directors and executive officers as a group.

        We based the percentage of ownership in the table on the following number of shares of capital stock:

  •
  52,171,168 shares of Common Stock (this number excludes 475,600 shares of unretired treasury stock held by us);

  •
  29,778 shares of non-convertible Series B Preferred Stock;

  •
  139,229 shares of Series D Preferred Stock, convertible into 6,961,469 shares of Common Stock;

  •
  79,283 shares of Series E Preferred Stock, convertible into 3,338,243 shares of Common Stock; and

  •
  46,750 shares of Series F Preferred Stock, convertible into 67,221,555 shares of Common Stock.

        Generally, the holders of our Series D and Series E Preferred Stock identified above have no voting rights, with the exception of major events, including the right to vote on the merger proposal solicited in this proxy statement. The holders of our Series F Preferred Stock identified above are entitled to vote such shares at the special meeting on an as-converted-basis, as if such shares had been converted into Common Stock on July 25, 2003.

        We determined beneficial ownership based on the rules and regulations of the SEC. All shares of our Common Stock that can be issued under convertible securities, warrants or options within sixty days of July 25, 2003 are considered to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but are not considered to be outstanding for computing the percentage ownership of any other person. Each owner's percentage of Common Stock is calculated by dividing the number of shares beneficially held by that owner by the sum of

(1) 52,171,168 and (2) the number of shares of Common Stock that the owner has the right to acquire within sixty days of July 25, 2003.

Beneficial Owner	Number of Common Shares Beneficially Owned	Percent of Class(1)	Number of Series B Preferred Shares Beneficially Owned	Percent of Class(1)	Number of Series D Preferred Shares Beneficially Owned	Percent of Class(1)	Number of Series E Preferred Shares Beneficially Owned	Percent of Class(1)	Number of Series F Preferred Shares Beneficially Owned	Percent of Class(1)
Questor Partners Fund II, L.P. and its affiliates(2)(3)(20)	70,377,569	58.8%	—	—	—	—	8,728	11%	46,750	100.0%
Undetermined(23)	—	—	29,778	100%	—	—	—	—	—	—
Dean Anderson(3)(4)	70,377,569	58.8%	—	—	—	—	8,728	11%	46,750	100.0%
Henry L. Druker(3)(4)	70,377,569	58.8%	—	—	—	—	8,728	11%	46,750	100.0%
Peter D. Fitzsimmons(3)(4)	70,377,569	58.8%	—	—	—	—	8,728	11%	46,750	100.0%
Kevin J. Prokop(3)(4)	70,377,569	58.8%	—	—	—	—	8,728	11%	46,750	100.0%
Thayer Equity Investors III, L.P. and its affiliates(5)(6)(20)(22)	38,990,291	54.1%	—	—	139,229	100.0%	59,177	74.6%	—	—
Frederic V. Malek(4)(6)(22)	38,990,291	54.1%	—	—	139,229	100.0%	59,177	74.6%	—	—
Christopher M. Temple(4)(6)(22)	38,990,291	54.1%	—	—	139,229	100.0%	59,177	74.6%	—	—
Edward Blank(4)(7)(22)	4,523,199	8.5%	—	—	—	—	11,378	14.4%	—	—
Stanton D. Anderson(4)(8)(22)	33,333	*	—	—	—	—	—	—	—	—
Josh S. Weston(4)(9)(22)	33,333	*	—	—	—	—	—	—	—	—
Hugh E. Sawyer(4)(10)(22)	228,733	*	—	—	—	—	—	—	—	—
Patrick W. Gross(4)(11)(22)	166,667	*	—	—	—	—	—	—	—	—
Lord, Abbett & Co.(12)	3,014,900	5.8%	—	—	—	—	—	—	—	—
Thomas P. Franklin(13)(22)	333,333	*	—	—	—	—	—	—	—	—
Michael J. Graham(14)(22)	656,500	1.3%	—	—	—	—	—	—	—	—
Richard M. Interdonato(15)(22)	526,667	1%	—	—	—	—	—	—	—	—
Angelo P. Macchia(16)(22)	208,333	*	—	—	—	—	—	—	—	—
Joseph V. Marinelli(17)(22)	326,667	*	—	—	—	—	—	—	—	—
Herman M. Schwarz(18)(22)	691,667	*	—	—	—	—	—	—	—	—
Lee O. Waters(19)(22)	100,000	*	—	—	—	—	—	—	—	—
All executive officers and directors as a group (17 persons)(21)(22)	112,673,093	79%	—	—	139,229	100.0%	79,283	100.0%	46,750	100.0%

*
Denotes less than 1%.

(1)
Reported in accordance with the beneficial ownership rules of the SEC. Unless otherwise noted, the stockholders listed in the table have both sole voting power and sole dispositive power with respect to such shares, subject to community property laws where applicable and the information contained in the other footnotes to the table.

(2)
The address for Questor Partners Funds II, L.P. and its affiliates is 3411 Silverside Rd., Wilmington, Delaware 19810.

(3)
The number of common shares beneficially owned includes 2,788,502 shares of Common Stock, 367,512 shares of Common Stock issuable upon conversion of redeemable convertible Series E Preferred Stock and 67,221,555 shares of Common Stock issuable upon conversion of redeemable convertible Series F Preferred Stock, broken down as follows: (1) 2,615,802 shares of Common Stock, 344,751 shares of Common Stock issuable upon conversion of 8,188 shares of redeemable convertible Series E Preferred Stock and 63,797,712 shares of Common Stock issuable upon conversion of 44,369 shares of redeemable convertible Series F Preferred Stock, all held directly by Questor Partners Fund II, L.P. with sole voting power and sole dispositive power; (2) 125,363 shares of Common Stock, 16,522 shares of Common Stock issuable upon conversion of 392 shares of redeemable convertible Series E Preferred Stock and 2,438,401 shares of Common Stock issuable upon conversion of 1,696 shares of redeemable convertible Series F Preferred Stock, all held directly by Questor Side-By-Side Partners II, L.P. with sole voting power and sole dispositive power; and (3) 47,337 shares of Common Stock, 6,239 shares of Common Stock issuable upon conversion of 148 shares of redeemable convertible Series E Preferred Stock, and 985,442 shares of Common Stock issuable upon conversion of 685 shares of redeemable convertible Series F Preferred Stock, all held directly by Questor Side-By-Side Partners II 3(C)(1), L.P. with sole voting power and sole dispositive power. Questor Partners Fund II has shared voting power and shared dispositive power with respect to all shares held directly by Questor Side-By-Side Partners II and Questor Side-By-Side Partners II 3(C)(1). Questor Side-By-Side Partners II has shared voting power and shared dispositive power with respect to all shares held directly by Questor Partners Fund II and Questor Side-By-Side

  Partners II 3(C)(1). Questor Side-By-Side Partners II 3(C)(1) has shared voting power and shared dispositive power with respect to all shares held directly by Questor Partners Fund II and Questor Side-By-Side Partners II. Additionally, in a Schedule 13D/A7 filed jointly by Questor Partners Fund II, Questor Side-By-Side Partners II and Questor Side-By-Side Partners II 3(C)(1) with the SEC on June 30, 2003, they identify Questor General Partner II, L.P., Questor Principals II, Inc. and Questor Management Company, LLC as related entities that may be deemed to be the beneficial owner of all shares held by Questor Partners Fund II, Questor Side-By-Side Partners II and Questor Side-By-Side Partners II 3(C)(1). Each of Messrs. Dean Anderson, Druker, Fitzsimmons and Prokop are affiliates of Questor Partners Fund II, Questor Side-By-Side Partners II and Questor Side-By-Side Partners II 3(C)(1) or its affiliates and may be deemed to be the beneficial owner of all shares held by such entities. Additionally, the Schedule 13D/A7 identifies Jay Alix, Albert A. Koch, Michael D. Madden, Wallace L. Rueckel and Robert E. Shields as affiliates of one or more of Questor General Partner II, L.P., Questor Principals II, Inc. and Questor Management Company, LLC. According to the Schedule 13D/A7, each of Jay Alix, Albert A. Koch, Michael D. Madden, Wallace L. Rueckel and Robert E. Shields may be deemed to be the beneficial owner of all shares held by Questor Partners Fund II, Questor Side-By-Side Partners II and Questor Side-By-Side Partners II 3(C)(1). Messrs. Dean Anderson, Druker, Fitzsimmons, Prokop, Alix, Koch, Madden, Rueckel and Shields and Questor General Partner II, L.P., Questor Principals II, Inc. and Questor Management Company, LLC, each disclaim such beneficial ownership.

(4)
Director. Effective July 16, 2001, Edward Blank was named a non-voting advisory director of the Company.

(5)
The address for Thayer Equity and its affiliates is 1455 Pennsylvania Ave., NW, Suite 350, Washington, DC 20004.

(6)
The number of common shares beneficially owned includes 18,908,368 shares of Common Stock, 2,269,224 shares of Common Stock subject to warrants exercisable for Common Stock within sixty days of July 25, 2003, 8,208,730 shares of Common Stock issuable upon conversion of convertible subordinated debt, 6,961,469 shares of Common Stock issuable upon conversion of 139,229 shares of redeemable convertible Series D Preferred Stock and 2,491,662 shares of Common Stock issuable upon conversion of 59,177 shares of redeemable convertible Series E Preferred Stock, all held directly by Thayer Equity Investors III, L.P. with sole voting power and sole dispositive power. The number of common shares beneficially owned also includes 150,838 shares of Common Stock held directly by TC Co-Investors, LLC with sole voting power and sole dispositive power. Thayer Equity Investors III has shared voting power and shared dispositive power with respect to all shares held directly by TC Co-Investors. TC Co-Investors has shared voting power and shared dispositive power with respect to all shares held directly by Thayer Equity Investors III. Additionally, in a Schedule 13D/A5 filed jointly by Thayer Equity Investors III, TC Equity Partners, L.L.C., TC Co-Investors, LLC, TC Management Partners, L.L.C., Frederick V. Malek, Carl J. Rickertsen and Paul G. Stern with the SEC on July 1, 2003, they each identified TC Equity Partners as the sole general partner of Thayer Equity Investors III and TC Management Partners as the sole managing member of TC Co-Investors. According to the Schedule 13D/A5, TC Equity Partners indirectly holds, and has sole voting power and sole dispositive power with respect to, all shares held directly by Thayer Equity Investors III, and has shared voting power and shared dispositive power with respect to all shares held directly by TC Co-Investors. According to the Schedule 13D/A5, TC Management Partners indirectly holds, and has sole voting power and sole dispositive power with respect to, all shares held directly by TC Co-Investors, and has shared voting power and shared dispositive power with respect to all shares held directly by Thayer Equity Investors III. Each of Messrs. Malek and Temple are affiliates of TC Equity Partners, and may be deemed to be the beneficial owner of all shares held by Thayer Equity Investors III and TC Co-Investors. Additionally, in the Schedule 13D/A5, all of the parties identified Messrs. Malek, Rickertsen and Stern as managing members of both TC Equity Partners and TC Management Partners. According to the Schedule 13D/A5, Messrs. Malek, Rickertsen and Stern may be deemed to be the beneficial owner of all shares held by Thayer Equity Partners III and TC Co-Investors. Messrs. Malek, Temple, Rickertsen and Stern each disclaim such beneficial ownership.

(7)
The number of common shares beneficially owned includes 2,939,671 shares of Common Stock, 330,403 shares of Common Stock subject to warrants exercisable for Common Stock within sixty days of July 25, 2003 and 387,232 shares of Common Stock issuable upon conversion of 9,197 shares of redeemable convertible Series E Preferred Stock, all held directly by Mr. Blank with sole voting power and sole dispositive power. The number of common shares beneficially owned also includes 695,818 shares of Common Stock, 78,238 shares of Common Stock subject to warrants exercisable for Common Stock within sixty days of July 25, 2003 and 91,837 shares of Common Stock issuable upon conversion of 2,181 shares of redeemable convertible Series E Preferred Stock, all held directly by The Edward Blank 1995 Grantor Retained Annuity Trust with sole voting power and sole dispositive power. According to a Schedule 13D filed by Mr. Blank with the SEC on February 14, 2001, Mr. Blank is not the trustee of The Edward Blank 1995 Grantor Retained Annuity Trust and does not have shared voting power or shared dispositive power with respect to the shares held directly by The Edward Blank 1995 Grantor Retained Annuity Trust, but may be deemed to be the beneficial owner with respect to such shares. Mr. Blank disclaims such beneficial ownership.

(8)
Consists of 33,333 shares of Common Stock issuable upon exercise of stock options granted to Mr. Stanton D. Anderson pursuant to our 1998 Stock Option Plan and exercisable within sixty days of July 25, 2003.

(9)
Consists of 33,333 shares of Common Stock issuable upon exercise of stock options granted to Mr. Weston pursuant to our 1998 Stock Option Plan and exercisable within sixty days of July 25, 2003.

(10)
Includes 195,400 shares of Common Stock owned by Mr. Sawyer and 33,333 shares of Common Stock issuable upon exercise of stock options granted to Mr. Sawyer pursuant to our 1998 Stock Option Plan and exercisable within sixty days of July 25, 2003.

(11)
Consists of 166,667 shares of Common Stock issuable upon exercise of stock options granted to Mr. Gross pursuant to our 1998 Stock Option Plan and exercisable within sixty days of July 25, 2003.

(12)
Consists of 3,014,900 shares of Common Stock held by Lord, Abbett & Co. with sole voting power and sole dispositive power, as reported on a Schedule 13G filed by Lord, Abbett & Co. with the SEC on January 30, 2003. The address for Lord, Abbett & Co. is 90 Hudson Street, Jersey City, New Jersey 07302.

(13)
Consists of 333,333 shares of Common Stock issuable upon exercise of stock options granted to Mr. Franklin pursuant to our 1998 Stock Option Plan and exercisable within sixty days of July 25, 2003.

(14)
Includes 125,000 shares of Common Stock owned by Mr. Graham and 531,500 shares of Common Stock issuable upon exercise of stock options granted to Mr. Graham pursuant to our 1998 Stock Option Plan and exercisable within forty-eight days of July 25, 2003. Mr. Graham resigned as our Executive Vice President, Chief Financial Officer and Secretary effective June 13, 2003. Mr. Graham's unexercised stock options terminate ninety-days after his resignation, or September 11, 2003.

(15)
Includes 10,000 shares of Common Stock owned by Mr. Interdonato and 516,667 shares of Common Stock issuable upon exercise of stock options granted to Mr. Interdonato pursuant to our 1998 Stock Option Plan and exercisable within sixty days of July 25, 2003. Mr. Interdonato entered into a separation agreement effected July 31, 2002, pursuant to which he was allowed to keep his vested stock options for a period of eighteen months commencing July 31, 2002.

(16)
Consists of 208,333 shares of Common Stock issuable upon exercise of stock options granted to Mr. Macchia pursuant to our 1998 Stock Option Plan and exercisable within sixty days of July 25, 2003.

(17)
Includes 10,000 shares of Common Stock owned by Mr. Marinelli and 316,667 shares of Common Stock issuable upon exercise of stock options granted to Mr. Marinelli pursuant to our 1998 Stock Option Plan and exercisable within sixty days of July 25, 2003.

(18)
Includes 25,000 shares of Common Stock owned by Mr. Schwarz and 666,667 shares of Common Stock issuable upon exercise of stock options granted to Mr. Schwarz pursuant to our 1998 Stock Option Plan and exercisable within sixty days of July 25, 2003.

(19)
Consists of 100,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Waters pursuant to our 1998 Stock Option Plan and exercisable within sixty days of July 25, 2003.

(20)
As a result of the Stockholders Agreement, dated December 10, 1999, by and among Questor and Thayer Questor and Thayer may be deemed to be acting as a group with regard to our Common Stock that is beneficially owned by each of them. The aggregate amount beneficially owned by each of Questor and Thayer is 109,367,860, representing 78.3% of the class. Questor holds sole voting power and sole dispositive power with respect to 70,377,569 shares, and shared voting power and shared dispositive power with respect to 38,990,291 shares. Thayer holds sole voting power and sole dispositive power with respect to 38,990,291 shares, and shared voting power and shared dispositive power with respect to 70,377,569 shares.

(21)
The number of common shares beneficially owned includes 22,213,108 shares of Common Stock and 90,459,985 shares of Common Stock subject to warrants or options exercisable for Common Stock within sixty days of July 25, 2003 or issuable upon conversion of convertible subordinated debt or convertible Preferred Stock.

(22)
Under the terms of the merger agreement, prior to the closing of the merger all outstanding stock options and warrants to purchase shares of our capital stock will be cancelled.

(23)
Based on information available to us, the last record holder of our 29,778 shares of Series B Preferred Stock was Freiburghaus & Partners, S.A. It is our understanding that Freiburghaus & Partners, S.A. no longer exists and that these shares may have been transferred to a third party, which third party has not communicated with us and we have not been able to identify. For our obligations in the event the holder or holders of our Series B Preferred Stock fail to vote on the merger proposal at the special meeting, see "Information Concerning the Merger Agreement—Covenants—Judicial Relief" on page 34.

OTHER MATTERS

Stockholder Proposals for the 2004 Annual Meeting

        We plan to hold a 2004 annual meeting of stockholders only if the merger is not completed. However, if such a meeting is held, stockholder proposals will only be included in our proxy statement for the 2004 annual meeting if they (1) are submitted to our Secretary in writing at 7000 Central Parkway NE, Suite 1150, Atlanta, GA 30328 by December 25, 2003, and (2) concern a matter that may properly be considered and acted upon at the annual meeting in accordance with law and the rules of the SEC, including Rule 14a-8 of the Securities Exchange Act of 1934.

        Additionally, if we do not receive written notice of a stockholder's intention to raise a matter at the 2004 annual meeting by March 9, 2004, and such matter requires a stockholder vote, then the designated proxy holders will have discretionary authority to vote on any such matters raised at the 2004 annual meeting of stockholders. All such notices should be mailed to our Secretary at 7000 Central Parkway NE, Suite 1150, Atlanta, GA 30328.

Other Business Presented at the Special Meeting

        As of the date of this proxy statement, our board of directors knows of no other matters that will be presented for consideration at the special meeting other than as described in this proxy statement. Should any other matter requiring a vote of stockholders arise, the persons name as proxies on the enclosed proxy card will vote the shares represented thereby, to the extent such shares are entitled to vote on any such other matters, in accordance with their best judgment.

Where You Can Find More Information

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC's public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. These SEC filings are also available to the public at the Internet site maintained by the SEC at http://www.sec.gov.

        You should rely only on the information contained in, or incorporated by reference as an annex to, this proxy statement in voting on the merger proposal. We have not authorized anyone else to provide you with different information. You should not assume that the information in this proxy statement is accurate as of any date other than                        , 2003 or such earlier date as is expressly set forth herein.

By Order of the Board of Directors,
/s/ Herman M. Schwarz
Herman M. Schwarz President and Chief Executive Officer
Dallas, Texas , 2003

Annex A

AGREEMENT AND PLAN OF MERGER

Dated as of July 11, 2003

By and Among

ALLSERVE SYSTEMS PLC

ALLSERVE SYSTEMS, INC.

and

AEGIS COMMUNICATIONS GROUP, INC.

ii

EXHIBITS:

Exhibit A	Certificate of Merger
Exhibit B	Flow of Funds Statement
Exhibit C	Payment and Escrow Agreement
Exhibit D	Fairness Opinion
Exhibit E	Form of Opinion of Counsel to the Company
Exhibit F	Form of Voting Agreement
Exhibits G1-G4	Forms of Employment Agreements

SCHEDULES:

Company Disclosure Letter
Buyer Disclosure Letter

iii

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER, dated as of July 11, 2003 (this "Agreement"), is by and among AllServe Systems PLC, a UK corporation ("Buyer"), AllServe Systems, Inc., a Delaware corporation and wholly-owned subsidiary of Buyer ("Merger Sub"), and Aegis Communications Group, Inc., a Delaware corporation (the "Company").

        WHEREAS, the Boards of Directors of Buyer, Merger Sub and the Company deem it advisable and in the best interests of, respectively, each corporation and its stockholders that Buyer and the Company engage in a business combination in order to advance the long-term business interests of Buyer and the Company, respectively;

        WHEREAS, in furtherance of the foregoing, the Boards of Directors of Buyer, Merger Sub and the Company have approved a business combination by means of a merger of Merger Sub with and into the Company, as a result of which the Company will become a wholly-owned subsidiary of Buyer (the "Merger"), pursuant to the terms and subject to the conditions set forth in this Agreement; and

        WHEREAS, the Board of Directors of the Company has recommended that the Company's stockholders adopt this Agreement and approve the Merger.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

ARTICLE I

THE MERGER

        SECTION 1.01.    The Merger.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (defined in Section 1.02), Merger Sub will merge with and into the Company in accordance with the General Corporation Law of the State of Delaware ("Delaware Law"). As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation of the Merger (the "Surviving Corporation"). Certain terms used in this Agreement are defined in Section 10.02.

        SECTION 1.02.    Closing; Closing Date; Effective Time.    Unless this Agreement has been terminated pursuant to Section 9.01, and subject to the satisfaction or waiver of the conditions set forth in Article VII, the consummation of the Merger and the closing of the transactions contemplated by this Agreement (the "Closing") will take place as of the close of business on the third business day after the satisfaction or waiver of the conditions set forth in Article VII at the New York City offices of Thacher Proffitt & Wood, or at such other date, time and place as Buyer and the Company may agree; provided, that the Closing will take place no later than September 30, 2003 (with the understanding that each party will use all commercially reasonable efforts to effect the Closing by August 31, 2003) (the "Closing Deadline"), except that the Closing Deadline will be extended by one day, but in no event beyond November 30, 2003 (provided that the Closing Deadline will not be extended beyond October 31, 2003, and either party may terminate this Agreement pursuant to Section 9.01(g), if the only condition remaining to be satisfied on October 31, 2003 is the termination or release of options or warrants to purchase capital stock of the Company or one of its subsidiaries), for each day (a) the Proxy Statement (defined in Section 6.02) is under review by the Securities and Exchange Commission (the "SEC"), or (b) the consummation of the Merger and the closing of the transactions contemplated hereby is delayed for other (non-SEC) regulatory reasons, external (e.g., not instituted by any of the parties) legal actions or proceedings related solely to the Merger or the transactions contemplated hereby, legal actions or proceedings by the parties related to the Judicial Relief, or other reasons

1

beyond the parties' reasonable control. The date on which the Closing takes place is referred to herein as the "Closing Date." As promptly as practicable on the Closing Date, (i) the Company will deliver to Buyer and Merger Sub any certificates, instruments, and documents required to be delivered on or prior to the Closing Date pursuant to Section 7.02, (ii) Buyer and Merger Sub will deliver to the Company any certificates, instruments, and documents required to be delivered on or prior to the Closing Date pursuant to Section 7.03, and (iii) the Company and Merger Sub will file with the Secretary of State of the State of Delaware ("Secretary of State") a Certificate of Merger in the form attached hereto as Exhibit A (the "Certificate of Merger").

        SECTION 1.03.    Effect of the Merger.    At the time the Certificate of Merger is filed with the Secretary of State (the "Effective Time"), the effect of the Merger will be as provided in the applicable provisions of Delaware Law.

        SECTION 1.04.    Certificate of Incorporation and Bylaws.    At the Effective Time, the certificate of incorporation and bylaws of Merger Sub in effect immediately prior to the Effective Time will be the certificate of incorporation and bylaws of the Surviving Corporation and thereafter will continue to be its certificate of incorporation and bylaws in each case until amended as provided therein and pursuant to Delaware Law.

        SECTION 1.05.    Directors and Officers.    The directors of Merger Sub will be the directors of the Surviving Corporation at the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified. The officers of Merger Sub immediately prior to the Effective Time will be the officers of the Surviving Corporation at the Effective Time, each to hold office in accordance with the bylaws of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

ARTICLE II

MERGER CONSIDERATION AND CONVERSION AND EXCHANGE OF SECURITIES

        SECTION 2.01.    Merger Consideration.

        (a)   The aggregate cash consideration (the "Cash Consideration") will be an amount in cash equal to $22,750,000. The Cash Consideration will be allocated as follows, in amounts set forth in the flow of funds statement attached hereto as Exhibit B (the "Flow of Funds Statement"): (i) to the Bank Debt (defined below); (ii) to the Retention Bonuses (defined in Section 5.06(d)); (iii) to the Deal Expenses (defined below); (iv) to the Subordinated Debt (defined below), (A) a portion of which is to be paid in connection with the Closing (the "Paid Subordinated Debt") and (B) a portion of which is to be held in escrow as specified herein (the "Escrow Fund"); and (v) to the holders of Series B Preferred Stock of the Company (the "Series B Fund"). For purposes of this Agreement, "Bank Debt" means an amount sufficient to extinguish all obligations of the Company and its subsidiaries under the Fourth Amended and Restated Credit Agreement, dated April 14, 2003, among IQI, Inc., the Company (as a guarantor), and various financial institutions, with the Bank of Nova Scotia as documentation agent and administrative agent and Credit Suisse First Boston as a syndication agent (not including any indebtedness for letters of credit issued under this facility, for which Buyer and the Company will be responsible), including but not limited to any pre-termination or other fees or penalties imposed by the above-referenced financial institutions, and secure appropriate releases thereunder. "Deal Expenses" means the investment banking fees and expenses referenced in Section 3.12, the Company's legal fees and expenses (including those related to (x) obtaining, if necessary, the Judicial Relief described in Section 6.06 relating to the Series B Preferred Stock (as defined in Section 2.01(b)) , (y) completing, if necessary, the Corporate Option Cancellation Transaction described in Section 6.05, and (z) completing the ATC Transaction (as defined in Section 6.07)), accounting fees and expenses (not including any fees or expenses payable to BDO (as defined in Section 3.04(d)) related to the BDO Opinion and Side

2

Letter described in Section 6.10), any costs or expenses relating to the Excluded Shares (defined in Section 2.02(e)), and other reasonable transaction-related fees and expenses relating to the Merger incurred by the Company prior to Closing, including all amounts already paid by the Company prior to Closing, all of which are listed or will be listed on Section 2.01(a) of the Company Disclosure Letter (the "Prepaid Deal Expenses"), which Prepaid Deal Expenses will be refunded to the Company out of the Cash Consideration (provided that a $150,000 fee that was paid to SunTrust Robinson Humphrey Capital Markets, Inc. prior to the date hereof will not be considered to be a Prepaid Deal Expense and any fees paid to SunTrust Robinson Humphrey Capital Markets, Inc. prior to Closing relating to the Fairness Opinion (defined in Section 3.04(e)) will be considered to be Prepaid Deal Expenses. "Subordinated Debt" means the amount set forth as such in the Flow of Funds Statement (subject to any subsequent adjustment required by the Court (defined in Section 6.06) in connection with the Judicial Relief, if necessary), which the Noteholders (defined below) have agreed, pursuant to Noteholder Agreements (defined in the Payment and Escrow Agreement, which is defined in Section 2.03(a)) will be sufficient to extinguish the Company's and its subsidiaries' obligations and secure releases under the following promissory notes: (w) the Amended and Restated Promissory Note, dated April 11, 2003, in the original principal amount of $808,600, payable to the order of Edward Blank, (x) the Amended and Restated Promissory Note, dated April 11, 2003, in the original principal amount of $191,400, payable to the order of the Edward Blank 1995 Grantor Retained Trust, (y) the Amended and Restated Promissory Note, dated April 11, 2003, in the original principal amount of $4,212,236, payable to the order of Thayer Equity Investors III, L.P., and (z) the Amended and Restated Promissory Note, dated April 11, 2003, in the original principal amount of $9,194,844, payable to the order of Thayer Equity Investors III, L.P. "Noteholders," as used herein, means Edward Blank, the Edward Blank 1995 Grantor Retained Trust and Thayer Equity Investors III, L.P.

        (b)   The holders of the Company's Series B Preferred Stock, $.01 par value per share ("Series B Preferred Stock"), will be entitled to receive, pro rata in accordance with their ownership of shares of Series B Preferred Stock, the Series B Fund, in consideration for which each such holder will execute and deliver a release to the Company of any claims against the Company, whether or not related to shares of Series B Preferred Stock owned by such holder, and each share of Series B Preferred Stock will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, subject to any adjustment required by the Court in connection with the Judicial Relief, if necessary.

        (c)   No holder of any other class or series of capital stock of the Company, including Series D Preferred Stock, par value $.01 per share ("Series D Preferred Stock"), Series E Preferred Stock, par value $.01 per share ("Series E Preferred Stock"), Series F Preferred Stock, par value $.01 per share ("Series F Preferred Stock"), and common stock, par value $.01 per share ("Company Common Stock") will be entitled to receive any Cash Consideration or other consideration in respect of such shares.

        SECTION 2.02.    Conversion or Cancellation of Capital Stock.    As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of capital stock of the Company or Merger Sub:

          (a)    Capital Stock of Merger Sub.    Each issued and outstanding share of common stock, par value $.01 per share, of Merger Sub will be converted into and become 521,711.68 fully paid and nonassessable shares of common stock, par value $.01 per share, of the Surviving Corporation.

          (b)    Cancellation of Treasury Stock.    All shares of Company Common Stock that are owned by the Company as treasury stock will be cancelled and retired and will cease to exist and no consideration will be delivered in exchange therefor.

          (c)    Series B Preferred Stock.    Each issued and outstanding share of Series B Preferred Stock will be cancelled and retired in accordance with Section 2.01(b) and Section 2.03(c).

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          (d)    All Other Series of Preferred Stock.    Each issued and outstanding share of Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock will be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

          (e)    Company Common Stock.    Each issued and outstanding share of Company Common Stock will be cancelled at the Effective Time, other than (i) shares of Company Common Stock the holder of which (the "Dissenting Stockholder"), pursuant to any applicable law providing for dissenters' or appraisal rights, is entitled to receive payment in accordance with the provisions of any such law, such holder to have only the rights provided in any such law (the "Dissenters' Shares"); and (ii) shares of Company Common Stock held directly or indirectly by Buyer (other than (A) shares held in a fiduciary capacity or (B) shares held in satisfaction of a debt previously contracted). The shares referred to in clauses (i) and (ii) above are hereinafter collectively referred to as the "Excluded Shares"). All shares of Company Common Stock other than Excluded Shares, when cancelled in accordance with this Section 2.02(e), will no longer be outstanding and will automatically be retired and will cease to exist, and each holder of a certificate representing any such shares will cease to have any rights with respect thereto. All Excluded Shares, other than Dissenters' Shares, will no longer be outstanding and will automatically be cancelled and retired and will cease to exist and no exchange or payment will be made with respect thereto.

        SECTION 2.03.    Payment and Escrow Procedures.

        (a)    Payment and Escrow Agreement; Deposit of Cash Consideration.    At the Closing, Buyer, the Escrowing Parties (defined in Section 8.02(a)), the Representative (defined in the Payment and Escrow Agreement) and Key Bank, N.A., or another financial institution chosen by Buyer and consented to by the Company, which consent will not be unreasonably withheld (the "Agent"), will enter into a Payment and Escrow Agreement in substantially the form of Exhibit C hereto, with such changes as may reasonably be requested by the Agent (the "Payment and Escrow Agreement"). As of the Effective Time, Buyer will deposit the Cash Consideration with the Agent, and the Agent will distribute or hold the Cash Consideration for distribution, in accordance with this Section 2.03 (in the order of priority set forth below), and in accordance with the Payment and Escrow Agreement and the Flow of Funds Statement. The Escrow Fund will be held by the Agent to secure claims for indemnification made pursuant to Article VIII hereof.

        (b)    Payment Procedure for the Bank Debt.    At or as soon as reasonably practicable after the Effective Time, the Agent will pay an amount in cash equal to the Bank Debt to the holders of the Bank Debt.

        (c)    Payment Procedure for the Retention Bonuses.    At or as soon as reasonably practicable after the Effective Time, the Agent will pay an amount in cash equal to payments due under the Retention Bonuses to the holders of the Retention Bonuses.

        (d)    Payment Procedure for the Deal Expenses.    At or as soon as reasonably practicable after the Effective Time, the Agent will pay an amount in cash equal to payments due under the Deal Expenses to the persons specified to receive such payments in the Flow of Funds Statement, and will pay the amount of the Prepaid Deal Expenses to the Company.

        (e)    Payment Procedure for the Paid Subordinated Debt.    At or as soon as reasonably practicable after the Effective Time, the Agent will pay to each Noteholder its pro rata share in cash of the Paid Subordinated Debt, as set forth in the Flow of Funds Statement. The Agent will hold the portion of the payments on the Subordinated Debt that makes up the Escrow Fund pursuant to Article VIII hereof and the Payment and Escrow Agreement.

        (f)    Payment Procedure for the Series B Preferred Stock.    At or as soon as reasonably practicable after the Effective Time, the Agent will pay to each holder of Series B Preferred Stock the per-share

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cash consideration to which it is entitled out of the Series B Fund, as set forth in the Flow of Funds Statement or as the Company may be directed in connection with the Judicial Relief, if necessary.

        (g)    No Other Payments.    The Agent will not make any payments of Cash Consideration to holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Company Common Stock.

        (h)    Closing of Stock Transfer Books.    From and after the Effective Time, the stock transfer books of the Company will be closed and thereafter there will be no further registration of transfers on the stock transfer books of the Company or the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates representing shares of Company Common Stock or any series of Preferred Stock are presented to the Surviving Corporation for any reason, they will be cancelled and exchanged as provided in this Agreement.

        (i)    No Liability.    Neither Buyer nor the Company will be liable to any holder of shares of capital stock of the Company in respect of any monies properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

        SECTION 2.04.    Dissenters' Shares.    Notwithstanding any other provision of this Agreement to the contrary, Dissenters' Shares outstanding immediately prior to the Effective Time that are held by Dissenting Stockholders who have not voted in favor of the Merger and who have properly demanded in writing appraisal for such shares in accordance with Section 262 of Delaware Law and who have not withdrawn such demand or otherwise forfeited appraisal rights will not be cancelled at the Effective Time. Such Dissenting Stockholders will be entitled to receive payment of the appraised value of such Dissenters' Shares held by them in accordance with the provisions of Section 262 of Delaware Law, except that all shares of Company Common Stock held by persons ("Common Stockholders") who have failed to perfect or who have effectively withdrawn or lost their rights to appraisal of such shares of Company Common Stock under Section 262 of Delaware Law will thereupon be deemed to have been cancelled as of the Effective Time.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Buyer and Merger Sub that the statements contained in this Article III are true and correct as of the date hereof and at the Effective Time (unless the particular statement is, by its language, as of another date, in which case, it is true and correct as of that other date), except as set forth in the disclosure letter delivered by the Company to Buyer on or before the date of this Agreement (the "Company Disclosure Letter"):

        SECTION 3.01.    Organization; Qualification and Corporate Power; Subsidiaries.    Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is qualified to do business in the jurisdictions listed in Section 3.01 of the Company Disclosure Letter. Each of the Company and its subsidiaries is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing would not have a Company Material Adverse Effect. The term "Company Material Adverse Effect" as used in this Agreement means any change or effect that, individually or when taken together with all other such changes or effects, (a) would be materially adverse to the assets, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; (b) materially and adversely affects the ability of the Company, as the context may dictate, to perform its material

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obligations hereunder; or (c) materially and adversely affects the timely consummation of the transactions contemplated hereby; provided, that none of the following will be deemed in and of themselves to constitute, and none of the following will be taken into account in determining whether there has been, a Company Material Adverse Effect: (i) any adverse change, event, development or offset arising from or relating to (A) general business or economic conditions or (B) general business or economic conditions relating to any industries in which the Company or any of its subsidiaries participates, in each case which is not specific to the Company and its subsidiaries (including but not limited to any changes in regulation of the telemarketing/telephone solicitation industry, such as "do not call lists" or otherwise, in any jurisdiction in which the Company operates), or (ii) any adverse change, event, development or effect arising from or relating to any change in U.S. generally accepted accounting principles. The ownership of each of the Company's subsidiaries is set forth in Section 3.01 of the Company Disclosure Letter and, at Closing, each such subsidiary will be wholly-owned by the Company.

        SECTION 3.02.    Authority; No Conflict; Required Filings and Consents.

        (a)   The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject only to the Merger Vote specified in Section 3.02(b). This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally.

        (b)   The affirmative votes of (i) the holders of a majority of (A) the outstanding shares of Company Common Stock and (B) the outstanding shares of Series F Preferred Stock (of which each share will entitle the holder to cast a number of votes equal to the number of votes such holder would be entitled to cast had such holder converted such Series F Preferred Shares into shares of Company Common Stock), (ii) the holders of a majority of the Series B Preferred Stock, and (iii) the holders of a majority of the Series D Preferred Stock and the Series E Preferred Stock, voting together as a class, are the only actions by the holders of capital stock of the Company necessary to adopt this Agreement and approve the Merger (together, the "Merger Vote"). The Board of Directors of the Company (at a meeting duly called and held) has (x) approved this Agreement, the Merger and the transactions contemplated hereby (the "Merger Proposal"), (y) determined that the Merger Proposal is in the best interests of the holders of capital stock of the Company (collectively, the "Stockholders") and declared the advisability of this Agreement, and (z) recommended that the Stockholders vote in favor of the Merger Proposal.

        (c)   The execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of any provision of the Company's Certificate of Incorporation or Bylaws or the charter or bylaws of any subsidiary of the Company (copies of each of which have been provided to Buyer, each as amended and in full force and effect as of the date of this Agreement), (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit), or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the properties or assets of the Company or under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties or assets may be bound except for violations, breaches, defaults, terminations, cancellations, accelerations or losses which would not, in the aggregate, reasonably be

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expected to have a Company Material Adverse Effect, or (iii) constitute a breach or violation of, or default under, any law, including any Environmental Law (as defined in Section 3.11(b)), permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its subsidiaries or any of its or their properties or assets or enable any person to enjoin the Merger or the other transactions contemplated hereby.

        (d)   No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") or other person is required to be obtained by, or given to or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the Merger Vote, (ii) the filing of the Certificate of Merger with, and the acceptance of such filing by, the Secretary of State and (iii) the material third-party notices and consents identified in Section 3.02(d) of the Company Disclosure Letter (the notices and consents identified in clause (iii) hereof are collectively the "Company Third Party Consents").

        SECTION 3.03.    Debt and Capitalization.

        (a)   Except for the Bank Debt, the Subordinated Debt and the capitalized leases, letters of credit and other ordinary course debt previously disclosed to Buyer or disclosed in the Company Disclosure Letter, the Company has no long-term debt.

        (b)   The authorized capital stock of the Company consists of (i) 200,000,000 shares of Company Common Stock, and (ii) 2,000,000 shares of Preferred Stock. As of July 7, 2003, 52,171,168 shares of Company Common Stock were issued and outstanding (not including 475,600 shares that were held in the Company's treasury), and the following shares of Preferred Stock were issued and outstanding: (A) 29,778 shares of Series B Preferred Stock, (B) 139,229 shares of Series D Preferred Stock, (C) 79,283 shares of Series E Preferred Stock, and (D) 46,750 shares of Series F Preferred Stock. Except as set forth in Section 3.03(b) of the Company Disclosure Letter, each of the record owners of all shares of Company Common Stock and Preferred Stock are set forth in Section 3.03(b) of the Company Disclosure Letter and each of the outstanding shares of capital stock of the Company and its subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of capital stock of the Company subject to) any preemptive or similar rights created by statute, the charter or bylaws of the Company, or any agreement to which the Company is a party or bound. Except as set forth in Section 3.03(b) of the Company Disclosure Letter, the outstanding shares of capital stock of the subsidiaries of the Company are owned, of record and beneficially, by the Company or another subsidiary of the Company, free and clear of all security interests, liens, pledges or charges. Other than certain of the Subordinated Debt (if such Subordinated Debt is converted into capital stock of the Company in accordance with its terms), no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the Stockholders may vote are issued or outstanding.

        (c)   Except as set forth in Section 3.03(c) of the Company Disclosure Letter, there are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character (including stock appreciation rights, phantom stock or similar rights, arrangements, or commitments) to which the Company or any of its subsidiaries is a party relating to the issued or unissued capital stock of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to grant, issue or sell any shares of the capital stock of the Company or any of its subsidiaries by sale, lease, license or otherwise. All items listed in Section 3.03(c) of the Company Disclosure Letter will be cancelled, terminated or released by the Effective Time such that no liability will continue to the Buyer, the Merger Sub or the Surviving Corporation. There are no material

7

obligations, contingent or otherwise, of the Company or any of its subsidiaries to (i) repurchase, redeem or otherwise acquire any shares of the capital stock of the Company or any of its subsidiaries or (ii) provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any other person, other than advances to subsidiaries in the normal course of business. Except as described in the Company Disclosure Letter, neither the Company nor any of its subsidiaries (x) directly or indirectly owns, (y) has agreed to purchase or otherwise acquire or (z) holds any interest convertible into or exchangeable or exercisable for, any material amount of capital stock (or equivalent equity interest) of any person (other than direct or indirect wholly-owned subsidiaries of the Company). There are no material agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on the revenues or earnings, or calculated in accordance therewith, of the Company or any of its subsidiaries. Except as described in the Company Disclosure Letter (and as will be terminated as of the Effective Time), there are no shareholder agreements, voting trusts, proxies or other material agreements or understandings to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound with respect to the voting of any shares of capital stock of the Company or any of its subsidiaries.

        SECTION 3.04.    SEC Filings; Financial Statements.

        (a)   The Company has filed with the SEC all forms, reports, statements and documents required to be filed by it pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), in each case together with all amendments thereto, and will file all such forms, reports, statements and documents required to be filed by it prior to the Effective Time (collectively, the "Company Reports"), and has otherwise complied in all material respects with the requirements of the Securities Act and the Exchange Act.

        (b)   As of their respective dates, the Company Reports complied in all material respects with the Securities Act and the Exchange Act and did not and (in the case of Company Reports filed after the date of this Agreement) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were or (in the case of Company Reports filed after the date of this Agreement) will be made, not misleading. None of the Company's subsidiaries is required to file any form, report or other document with the SEC. The Company has made available to Buyer true and complete copies of all amendments and modifications that have been filed by the Company with the SEC to all agreements, documents and other instruments that previously had been filed by the Company with the SEC and are currently in effect. The SEC has not initiated any proceeding or, to the Company's knowledge, investigation into the business or operations of the Company or any of its subsidiaries.

        (c)   The Company has established and maintains disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act. Within 90 days preceding the date of each applicable Company Report, the Company has conducted an evaluation under the supervision and with the participation of its management, including the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of its disclosure controls and procedures, and has concluded that its disclosure controls and procedures are effective to ensure that information required to be disclosed in the Company Reports is recorded, processed, summarized and reported, within the periods specified in, and in accordance with the requirements of, the SEC's rules, regulations and forms. Based on such evaluations, (i) there were no significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or material weaknesses in internal controls and (ii) there was no fraud, whether or not

8

material, that involved management or other employees of the Company or any of its subsidiaries who have a significant role in the Company's internal controls.

        (d)   The Company has made available to the Buyer copies of (a) the consolidated balance sheets of the Company and its subsidiaries as of December 31 for the fiscal years 2000, 2001 and 2002, and (b) the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal years 2000 through 2002, inclusive, as reported in the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2002 filed with the SEC under the Exchange Act, accompanied by the audit report of PriceWaterhouseCoopers, independent public accountants for the Company for the year ended December 31, 2000, the audit reports of BDO Seidman ("BDO"), independent public accountants for the Company for the years ended December 31, 2001 and December 31, 2002. The December 31, 2002 consolidated balance sheets of the Company (including the related notes, where applicable, the "Company Balance Sheets") and the other financial statements referred to herein (including the related notes, where applicable) fairly present, and the financial statements to be included in any reports or statements (including reports on Forms 10-Q and 10-K) to be filed by the Company with the SEC after the date hereof will fairly present, in all material respects, the consolidated financial position and results of the consolidated operations and cash flows and changes in stockholders' equity of the Company and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth; and each of such statements (including the related notes, where applicable) has been and will be prepared in accordance with GAAP, except as otherwise set forth in the notes thereto (subject, in the case of unaudited interim statements, to normal year-end adjustments). Each of the consolidated financial statements of the Company and its subsidiaries, including, in each case, the notes thereto, made available to the Buyer comply, and the financial statements to be filed with the SEC by the Company after the date hereof will comply, in all material respects, with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The books and records of the Company and its subsidiaries have been, and are being, maintained in accordance with GAAP and applicable legal and regulatory requirements.

        (e)   The Company has received, and has provided Buyer and Merger Sub with a copy of, the opinion of SunTrust Robinson Humphrey Capital Markets, Inc., a copy of which is attached hereto as Exhibit D, to the effect that, as of the date of this Agreement, the Cash Consideration is fair, from a financial point of view, to the Stockholders (the "Fairness Opinion"), which Fairness Opinion has been reviewed and approved by the Board of Directors of the Company. Unaudited balance sheets as of May 31, 2003 for each of the subsidiaries of the Company have been provided to Buyer and Merger Sub prior to Closing and each such balance sheet fairly and accurately reflects in all material respects the assets and liabilities of such company on the date hereof.

        SECTION 3.05.    Properties; Encumbrances.    Except as set forth in Section 3.05 of the Company Disclosure Letter, each of the Company and its subsidiaries has good, valid and legal title to or, in the case of leased properties and assets, a valid leasehold interest in, all the properties and assets which it purports to own or lease (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Company's balance sheet as of March 31, 2003, which has been previously provided to Buyer (the "Company Balance Sheet"), except for personal property sold since the date of the Company Balance Sheet (the "Balance Sheet Date") in the ordinary course of business and consistent with past practices, and except where the failure to have such title or interest would not have a Company Material Adverse Effect. The Company Disclosure Letter includes a fixed tangible and intangible asset list for the Company and each subsidiary (the "Fixed Asset List"). All properties and assets reflected in the Company Balance Sheet and the Fixed Asset List are free and clear of all title defects or objections, liens, claims, charges, security interests or other encumbrances of any nature whatsoever, except for liens for current taxes not yet due, and except as would not have a Company Material Adverse Effect. To the Company's knowledge, all material tangible properties of the Company are in a good state of maintenance and repair (ordinary wear and tear excepted), conform in

9

all material respects with all applicable ordinances, regulations and zoning laws and are considered by the Company to be adequate for the current business of the Company in all material respects.

        SECTION 3.06.    Absence of Certain Changes or Events.    Except as disclosed in the Company Reports filed prior to the date of this Agreement or as set forth in the Company Disclosure Letter and except for the transactions contemplated hereby, from December 31, 2002 through the date hereof, the Company and its subsidiaries, taken as a whole, have conducted their businesses only in the ordinary course and in a manner consistent with past practice and there has not been: (a) any damage, destruction or loss (whether or not covered by insurance) with respect to any assets of the Company or any of its subsidiaries that has had or is reasonably likely to have a Company Material Adverse Effect; (b) any material change by the Company or any of its subsidiaries in their accounting methods, principles or practices (except as may be required by applicable Law or GAAP); (c) any declaration, setting aside or payment of any dividends or distributions in respect of shares of the capital stock of the Company or any of its subsidiaries or any redemption, purchase or other acquisition by the Company or any of its subsidiaries of any of their securities, except with respect to the Preferred Stock; (d) any split, combination or reclassification of any capital stock of the Company or any of its subsidiaries or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of the Company or any of its subsidiaries; (e) any acquisition, divestiture, or investment in the equity or debt securities of any person (including in any joint venture or similar arrangement) material to the Company and its subsidiaries, taken as a whole; (f) any entry by the Company or any of its subsidiaries into any commitment or transaction material to the Company and its subsidiaries, taken as a whole, other than in the ordinary course of business and consistent with past practice; (g) except for periodic adjustments in keeping with past practice, any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any directors, officers or employees of the Company or any of its subsidiaries, or any grant of severance or termination pay, or any contract or arrangement entered into to make or grant any severance or termination pay, any payment of any bonus, or the taking of any action not in the ordinary course of business with respect to the compensation or employment of directors, officers or employees of the Company or any of its subsidiaries, (h) any material election made by the Company or any of its subsidiaries for federal or state income tax purposes, (i) any material acquisition or disposition of any assets or properties, or any contract for any such acquisition or disposition entered into, (j) any material lease of real or personal property entered into, other than in connection with foreclosed property or in the ordinary course of business consistent with past practice, or (k) any Company Material Adverse Effect.

        SECTION 3.07.    No Undisclosed Liabilities.    As of the date hereof, except as and to the extent set forth in Section 3.07 of the Company Disclosure Letter, in the audited consolidated financial statements of the Company for the period ended as of December 31, 2002, in the condensed consolidated balance sheets of the Company as of December 31, 2002, 2001and 2000 or in the Company Reports, neither the Company nor any of its subsidiaries has any material liabilities or obligations, absolute, accrued, contingent or otherwise, including, but not limited to any material liabilities relating to any prior stock or asset sale or merger of the Company or its subsidiaries (collectively, "Liabilities").

        SECTION 3.08.    Absence of Litigation.    Except as set forth in the Company Reports or in Section 3.08 of the Company Disclosure Letter or as would not have a Company Material Adverse Effect, there is no claim, action, suit, litigation, proceeding, arbitration, investigation or audit of any kind, at law or in equity (including actions or proceedings seeking injunctive relief) ("Litigation"), pending or, to the Company's knowledge, threatened against the Company or any of its subsidiaries or

10

any assets or rights of the Company or any of its subsidiaries and neither the Company nor any of its subsidiaries is subject to any material, continuing order of, consent decree, settlement agreement or other similar material written agreement with, or continuing investigation by, any Governmental Entity, or any material judgment, order, writ, injunction, decree or award of any Government Entity or arbitrator, including, without limitation, cease-and-desist or other orders. All material litigation of the Company currently pending as of the date hereof is listed in Section 3.08 of the Company Disclosure Letter, which list will be updated as of the Closing Date.

        SECTION 3.09.    Employee Benefit Plans; Labor Matters.

        (a)   Set forth in the Company Disclosure Letter is a complete and correct list of all employee benefit plans, arrangements or agreements, including, but not limited to, any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), all plans or policies providing for "fringe benefits," all other bonus, incentive compensation, deferred compensation, profit sharing, severance, stock option, stock purchase, stock appreciation right, supplemental unemployment, layoff, consulting, or any other similar plan, agreement, policy or understanding, and any trust, escrow or other agreement related thereto, which provides benefits, or describes policies or procedures applicable, to any officer, employee, director, consultant, former officer or former director of the Company, any of its subsidiaries, or any other ERISA Affiliate, or any dependent or beneficiary thereof (each, a "Company Employee Plan," and collectively, the "Company Employee Plans"). The term "Company ERISA Affiliate" means any corporation, trade or business which together with the Company would be deemed to be a single employer under the provisions of ERISA or Section 414 of the Internal Revenue Code of 1986, as amended (the "Code"). Except as set forth in the Company Disclosure Letter or as otherwise contemplated pursuant to this Agreement, neither the Company nor any of its subsidiaries has communicated to any employee of the Company or any of its subsidiaries any intention or commitment to materially modify any Company Employee Plan or to establish or implement any other material benefit plan, program or arrangement.

        (b)   With respect to each Company Employee Plan, the Company has made available to Buyer true, correct and complete copies of (i) the plan documents and summary plan descriptions and any amendments or modifications thereto other than for any plans that are Multiemployer Plans (defined below); (ii) the most recent determination letter, if applicable, received from the Internal Revenue Service (the "IRS") or a copy of or proof of filing of any pending applications with the IRS; (iii) the annual reports required to be filed for the plan years ended December 31, 2000 and December 31, 2001, including all attachments, exhibits and schedules thereto; (iv) the two most recent actuarial reports, if applicable; (v) all related trust agreements, insurance contracts or other funding agreements; and (vi) all other documents, records or other materials related thereto reasonably requested by Buyer.

        (c)   Except as set forth in the Company Disclosure Letter, (i) each of the Company Employee Plans has been operated and administered in all material respects in compliance with applicable Law, including but not limited to ERISA and the Code; (ii) each of the Company Employee Plans intended to be "qualified" within the meaning of Section 401(a) of the Code has received a determination letter from the IRS to such effect and the Company knows of no event that would cause the disqualification of any such Employee Plan; (iii) with respect to each Company Employee Plan that is subject to Title IV of ERISA, the present value of such Company Employee Plan's "accumulated benefit obligation," based on reasonable actuarial assumptions set forth in the actuarial statement for the Company Employee Plan, did not, as of its then latest valuation date, exceed the fair value of the assets of such Employee Plan allocable to such obligation in an amount that would have a Company Material Adverse Effect; (iv) no Company Employee Plan provides welfare benefits (whether or not insured) with respect to current or former employees of the Company or any of its subsidiaries beyond their retirement or other termination of service, other than coverage mandated by applicable law; (v) no liability under Title IV of ERISA or Section 412 of the Code has been incurred (directly or indirectly) by the

11

Company or a Company ERISA Affiliate that has not been satisfied in full; (vi) no Company Employee Plan is a "multiemployer pension plan," as such term is defined in Section 3(37) of ERISA ("Multiemployer Plan"), or a plan described in Section 4063 of ERISA; (vii) all contributions or other amounts payable by the Company or any Company ERISA Affiliate as of the Closing Date with respect to each Company Employee Plan in respect of current or prior plan years have been paid or accrued in accordance with GAAP and, if applicable, Section 412 of the Code; (viii) to the knowledge of the Company, neither the Company, any subsidiary, nor any other Company ERISA Affiliate has engaged in a transaction in connection with which the Company or any of its subsidiaries or any other Company ERISA Affiliate would be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code; (ix) there are no pending, anticipated or, to the knowledge of the Company, threatened claims (other than routine claims for benefits) by, on behalf of or against any of the Company Employee Plans or any trusts related thereto or against any employee benefit plan formerly maintained by the Company or any of its subsidiaries; (x) the Company Employee Plans could be terminated as of the Closing Date without any liability to Buyer, the Company or any of its subsidiaries or any other ERISA Affiliate that, individually or in the aggregate, would have a Company Material Adverse Effect; (xi) each agreement, contract or other commitment, obligation or arrangement relating to a Company Employee Plan or the assets of a Company Employee Plan (or its related trust) including, but not limited to, each administrative services agreement, insurance policy or annuity contract, may be amended or terminated at any time without any liability, cost, or expense, individually or in the aggregate, to the Company Employee Plan, the Company, or any of its subsidiaries that would have a Company Material Adverse Effect; (xii) neither the Company, any of its subsidiaries, nor any other Company ERISA Affiliate maintains or has ever participated in a multiple employer welfare arrangement as described in Section 3(40)(A) of ERISA; (xiii) no Lien has been filed by any person or entity and no Lien exists by operation of law or otherwise on the assets of the Company or any of its subsidiaries relating to, or as a result of, the operation or maintenance of any Company Employee Plan, and the Company has no knowledge of the existence of facts or circumstances that would result in the imposition of such Lien; (xiv) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (1) result in any material payment becoming due to any director or any employee of the Company or any of its subsidiaries; (2) materially increase any benefits otherwise payable under any Company Employee Plan; (3) result in any acceleration of the time of payment or vesting of any benefits under any Company Employee Plan to any material extent; or (4) result, separately or in the aggregate, in an "excess parachute payment" within the meaning of Section 280G of the Code; and (xv) no amounts payable under any Company Employee Plan or other agreement or arrangement will fail to be deductible for United States federal income tax purposes by virtue of Section 162(m) of the Code.

        (d)   To the knowledge of the Company, except as set forth in Section 3.09(d) of the Company Disclosure Letter, each of the Company and its subsidiaries is in compliance with all applicable Laws respecting employment, employment practices and wages and hours and with all provisions of each collective bargaining agreement to which it is a party. Except as set forth in Section 3.09(d) of the Company Disclosure Letter, there is no pending or, to the Company's knowledge, threatened (i) labor dispute, strike or work stoppage against the Company or any of its subsidiaries which may materially interfere with the respective business activities of the Company or any of its subsidiaries prior to or after the Effective Time or (ii) charge or complaint against the Company or any of its subsidiaries by the National Labor Relations Board or any comparable state agency.

        (e)   Since December 31, 2001, except as set forth in Section 3.09(e) of the Company Disclosure Letter, there have not been any claims brought for violations of any law, rule, code, regulation or requirement of the Occupational Safety and Health Administration nor, to the Company's knowledge, have there been any violations of these laws, rules, codes, regulations or requirements.

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        SECTION 3.10.    Taxes.    Except for such matters as would not have a Company Material Adverse Effect, (i) all returns and reports relating to Taxes ("Tax Returns") required to be filed by or with respect to the Company and each of its subsidiaries have been timely filed; (ii) the Company and each of its subsidiaries has paid all Taxes that are due from or with respect to it; (iii) the Company and each of its subsidiaries has withheld and paid all Taxes required by all applicable laws to be withheld or paid in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party; (iv) there are no outstanding agreements, waivers, or arrangements extending the statutory period of limitation applicable to any claim for, or the period for the collection or assessment of, Taxes due from or with respect to the Company or any of its subsidiaries for any taxable period; (v) no audit, action, proceeding, investigation, dispute or claim by any court, governmental or regulatory authority, or similar person is being conducted or is pending or, to the Company's knowledge, threatened in regard to any Taxes due from or with respect to the Company or any of its subsidiaries or any Tax Return filed by or with respect to the Company or any of its subsidiaries; (vi) no claim has been made by a taxing authority in a jurisdiction in which the Company does not file Tax Returns that the Company is required to file Tax Returns in such jurisdiction; (vii) no assessment of any deficiency for Taxes is proposed against the Company or any of its subsidiaries or any of their assets; (viii) there are no Liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company or any of its subsidiaries; (ix) neither the Company nor any of its subsidiaries has any obligation or liability for the payment of Taxes of any other person arising as a result of Treas. Reg. §1.1502-6 (or any corresponding provision of state, local or foreign income tax laws) any obligation to indemnify another person or as a result of the Company or any of its subsidiaries assuming or succeeding to the Tax liability of any other person as a successor, transferee or otherwise; (x) all Taxes accrued but not yet due and all contingent liabilities for Taxes are adequately reflected in the reserves for Taxes in the financial statements referred to in Section 3.04; (xi) none of the Company or any of its subsidiaries has been a party to any distribution occurring during the last two years in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable; (xii) neither the Company nor any of its subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed; (xiii) neither the Company nor any of its subsidiaries is a party to any contract that will result in a requirement to pay any "excess parachute payment" within the meaning of Section 280G of the Code in connection with the Merger; (xiv) neither the Company nor any of its subsidiaries is a party to a tax sharing or tax indemnity agreement or any other agreement of a similar nature that remains in effect; (xv) neither the Company nor any of its subsidiaries has filed a consent under Section 341(f) of the Code concerning collapsible corporations; and (xvi) the Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the period specified in Section 897(c)(1)(A)(ii) of the Code. No cancellation of indebtedness income will be incurred as a result of the Merger in excess of the net operating losses available to the Company to shelter fully such cancellation of indebtedness income.

        SECTION 3.11.    Environmental Matters.

        (a)   (i) To the Company's knowledge, there is no Release or threatened Release of any Hazardous Materials existing on, beneath or from the surface, subsurface or ground water associated with Company Property currently occurring, nor has any Release occurred at any time in the past, which would require investigation, reporting, response, remediation or other corrective action under any Environmental Law; (ii) to the Company's knowledge, the Company Property, and all uses and conditions of the Company Property and all operations of the Company, have been and are in compliance, in all material aspects, with all Environmental Laws; (iii) the Company has not received any notice of violation of Environmental Laws or other similar communication; (iv) to the Company's knowledge, there are no facts or circumstances relating to the Company Property or the business of the Company that would give rise to any material violation or liability under any Environmental Law; (v) to the Company's knowledge, the Company Property and the operations of the Company comply, in all

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material respects, with all terms and conditions of any permits issued under Environmental Laws; and (vi) no Environmental Claims against the Company or any of its subsidiaries or any Company Property are pending or, to the Company's knowledge, threatened.

        (b)   For purposes of this Agreement, the following terms will have the following meanings: (i) "Company Property" means any real property and improvements at any time owned, leased or operated by the Company or any of its subsidiaries; (ii) "Hazardous Materials" means (A) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (B) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "extremely hazardous substances," "restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import, under any applicable Environmental Law; and (C) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority; (iii) "Environmental Law" means any federal, state, foreign or local statute, law, rule, regulation, ordinance, guideline, policy, code or rule of common law in effect and in each case as amended as of the date hereof and the Closing Date, and any judicial or administrative interpretation thereof applicable to the Company or its operations or property as of the date hereof and the Closing Date, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. § 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., and their state and local counterparts and equivalents; (iv) "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings under any Environmental Law or any permit issued under any such Environmental Law (for purposes of this subclause (iv), "Claims"), including, without limitation, (A) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (B) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment; and (v) "Release" means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying or seeping into or upon any land or water or air, or otherwise entering into the environment.

        SECTION 3.12.    Brokers.    Except for the fees payable to SunTrust Robinson Humphrey Capital Markets, Inc., which are included in the Deal Expenses to be paid out of the Cash Consideration in accordance with Section 2.01 hereof, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

        SECTION 3.13.    Material Contracts.    As of the date hereof and except as disclosed in Section 3.13 of the Company Disclosure Letter, neither the Company nor any of its subsidiaries is a party to or bound by (i) any "material contracts" (as such term is defined in Item 601(b)(10) of Regulation S-K); (ii) any material joint ventures, partnerships, or similar arrangements; (iii) other agreements or arrangements that give rise to a right of the other parties thereto to terminate such material contract or to a right of first refusal or similar right thereunder as a result of the execution and delivery of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby; (iv) any material employment, consulting, severance or termination agreement

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with any director, officer, employee, agent or consultant of the Company or any of its subsidiaries; (v) any material severance programs, policies, plans or arrangements to which the Company or any of its subsidiaries is obligated (except for any of such items that may be imposed by applicable Law); or (vi) any agreements, licenses or other arrangements that could, after the Effective Time, restrict Buyer or any of its affiliates or any successor thereto, from engaging in or competing with any line of business or in any geographic area (collectively, the "Company Material Contracts"). All Company Material Contracts are valid and in full force and effect except to the extent they have previously expired in accordance with their terms or if the failure to be in full force and effect would not have a Company Material Adverse Effect. Neither the Company nor any of its subsidiaries has violated any provision of, or committed or failed to perform any act that, with or without notice, lapse of time or both, would constitute a default under the provisions of, any Company Material Contract, except in each case for those violations and defaults which would not result in a Company Material Adverse Effect.

        SECTION 3.14.    Principal Customers and Suppliers.    Section 3.14 of the Company Disclosure Letter lists the ten largest customers by approximate annual revenue to the Company and its subsidiaries (the "Largest Customers") and the 25 largest suppliers (including lessors) by approximate annual payments of the Company and its subsidiaries (the "Largest Suppliers"), with the amount of revenues or payments, as applicable, attributable to each such customer and supplier for the Company's 2002 fiscal year and the first three months of its 2003 fiscal year. Except as described in the Company Disclosure Letter, none of the Largest Customers or Largest Suppliers has terminated or materially altered its relationship with the Company since the beginning of the Company's 2003 fiscal year, or, to the Company's knowledge, threatened to do so or otherwise notified the Company of any intention to do so, except for any such terminations or alterations as would not have a Company Material Adverse Effect.

        SECTION 3.15.    Intellectual Property.

        (a)   The Company and its subsidiaries own, or have the right to use without infringing or violating the rights of any third parties, except where such infringement or violation has not had, or would not have, a Company Material Adverse Effect: (i) each trademark, trade name, brand name, service mark or other trade designation owned or licensed by or to the Company or any of its subsidiaries, each patent, copyright and similar intellectual property owned or licensed to or by the Company and each license, royalty, assignment or other similar agreement and each registration and application relating to the foregoing that is material to the conduct of the business of the Company and its subsidiaries taken as a whole; and (ii) each agreement relating to technology, know-how or processes that the Company or its subsidiaries is licensed or authorized to use, or which it licenses or authorizes others to use, that is material to the conduct of the business of the Company and its subsidiaries taken as a whole (collectively, the "Company Intellectual Property"). No consent of third parties will be required for the use of the Company Intellectual Property after the Effective Time, except as set forth in the Company Disclosure Letter or where the failure to obtain such consent would not have a Company Material Adverse Effect. No claim has been asserted by any person against the Company or any of its subsidiaries regarding the ownership of or the right to use any Company Intellectual Property or challenging the rights of the Company or any of its subsidiaries with respect to any of the Company Intellectual Property which would have a Company Material Adverse Effect.

        (b)   Except as set forth in the Company Disclosure Letter, to the Company's knowledge, no person or entity has asserted any claim that any product, activity or operation of the Company or any of its subsidiaries infringes upon or involves, or has resulted in the infringement of, any proprietary right of such person or entity, except for such infringement which has not had or would not have a Company Material Adverse Effect; and no proceedings have been instituted, are pending or, to the Company's knowledge, are threatened which challenge the rights of the Company or any of its subsidiaries with respect thereto, which would have a Company Material Adverse Effect.

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        (c)   Section 3.15 of the Company Disclosure Letter contains a list of all software developed by employees of the Company in the scope of their employment.

        SECTION 3.16.    [Intentionally Deleted].

        SECTION 3.17.    State Takeover Laws.    The Board of Directors of the Company has approved this Agreement and taken all other requisite action such that the provisions of any antitakeover laws and regulations of any Governmental Entity, including without limitation, the provisions of the Company's Certificate of Incorporation relating to special voting requirements for certain business combinations, will not apply to this Agreement or any of the transactions contemplated hereby.

        SECTION 3.18.    Books and Records.    The books and records of the Company and its subsidiaries have been, and are being, maintained in accordance with applicable legal and accounting requirements in all material respects and reflect in all material respects the substance of events and transactions that should be included therein.

        SECTION 3.19.    Corporate Documents.    The Company has made available to Buyer true and complete copies of its certificate of incorporation and bylaws and the certificates of incorporation and bylaws of its subsidiaries. The minute books of the Company constitute a complete and correct record of all actions taken by the Board of Directors of the Company (and each committee thereof) and the Stockholders, and the minute books of each subsidiary of the Company constitute, in all material respects, complete and correct records of all material actions taken by the Board of Directors (and each committee thereof) and the stockholders of such subsidiary after December 31, 2001.

        SECTION 3.20.    Insurance.    Section 3.20 of the Company Disclosure Letter sets forth a list of all material policies of insurance of the Company and its subsidiaries currently in effect, which list is accurate and complete in all material respects. All of the policies relating to insurance maintained by the Company or any of its subsidiaries with respect to its material properties and the conduct of its business in any material respect (or any comparable policies entered into as a replacement therefor) are in full force and effect and neither the Company nor any of its subsidiaries has received any notice of cancellation with respect thereto.

        SECTION 3.21.    Labor.    No work stoppage involving the Company or any of its subsidiaries is pending or, to the knowledge of the Company's management, threatened. Neither the Company nor any of its subsidiaries is involved in, or, to the knowledge of the Company's management, threatened with or affected by, any dispute, arbitration, lawsuit or administrative proceeding relating to labor or employment matters which might reasonably be expected to interfere in any material respect with the respective business activities of the Company or any of its subsidiaries. No employees of the Company or any of its subsidiaries are represented by any labor union, and, to the knowledge of the Company, no labor union is attempting to organize employees of the Company or any of its subsidiaries.

        SECTION 3.22.    Disclosure.    The Company acknowledges and agrees that it has had full opportunity to perform due diligence on Buyer, its business, officers, directors, shareholders, employees and representatives, and that it is satisfied with the information it has received. The Company further acknowledges that it has had a reasonable time to ask questions and receive answers concerning the terms and conditions of the Merger and any other information concerning the Buyer.

        SECTION 3.23.    Indemnification.    Except as disclosed in Section 3.23 of the Company Disclosure Letter or provided in the certificate of incorporation or bylaws of the Company or in this Agreement, the Company is not a party to any indemnification agreement with any of its directors, officers, employees, agents or other persons who serve or served in any other capacity with any other enterprise at the request of the Company (a "Covered Person"), and there are no claims which to the knowledge of the Company have been or will be asserted for which any Covered Person would be entitled to indemnification under the certificate of incorporation or bylaws of the Company, applicable law, regulation or any indemnification agreement. All indemnification or similar agreements between the

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Company and the directors and officers of the Company are substantially similar, have been provided to Buyer and are identified in Section 3.23 of the Company Disclosure Letter.

        SECTION 3.24.    Registration Rights.    The Company is not under any obligation that will continue after the Closing, whether contingent or otherwise, to register any of its securities under the Securities Act.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER AND MERGER SUB

        Buyer and Merger Sub, jointly and severally, represent and warrant to the Company that the statements contained in this Article IV are true and correct as of the date hereof and at the Effective Time (unless the particular statement is, by its language, as of another date, in which case, it is true and correct as of that other date), except as set forth in the disclosure letter delivered by Buyer and Merger Sub to the Company on or before the date of this Agreement (the "Buyer Disclosure Letter"):

        SECTION 4.01.    Organization; Qualification and Corporate Power.    Each of Buyer and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing would not have a Buyer Material Adverse Effect. The term "Buyer Material Adverse Effect" as used in this Agreement means any change or effect that, individually or when taken together with all other such changes or effects, would be materially adverse to the assets, financial condition, or results of operations of Buyer and its subsidiaries, taken as a whole; provided, that none of the following will be deemed in and of themselves to constitute, and none of the following will be taken into account in determining whether there has been, a Buyer Material Adverse Effect: (i) any adverse change, event, development or offset arising from or relating to (A) general business or economic conditions or (B) general business or economic conditions relating to any industries in which Buyer or any of its subsidiaries participates, in each case which is not specific to Buyer and its subsidiaries, and (ii) any adverse change, event, development or effect arising from or relating to any change in generally accepted accounting principles in the UK.

        SECTION 4.02.    Authority; No Conflict; Required Filings and Consents.

        (a)   Each of Buyer and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Buyer and Merger Sub and the consummation by Buyer and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by each of Buyer and Merger Sub and constitutes a valid and binding obligation of each of Buyer and Merger Sub, enforceable against each of Buyer and Merger Sub in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally.

        (b)   The execution and delivery of this Agreement by Buyer and Merger Sub does not, and the consummation by Buyer and Merger Sub of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of any provision of Buyer's charter or bylaws or the charter or bylaws of any subsidiary of Buyer, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to

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which Buyer or any of its subsidiaries is a party or by which any of them or any of their properties or assets may be bound except for violations, breaches, defaults, terminations, cancellations, accelerations or losses which would not, in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect or (iii) conflict with or violate any permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer or any of its subsidiaries or any of its or their properties or assets.

        (c)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other person is required to be obtained by, or given to or with respect to Buyer or any of its subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of a certificate of merger with, and the acceptance of such filing by, the Secretary of State and (ii) the third-party consents identified in Section 4.02(c) of the Buyer Disclosure Letter (the consents identified in clause (ii) hereof being referred to collectively as the "Buyer Third-Party Consents").

        SECTION 4.03.    Vote Required.    The Board of Directors of Buyer at a meeting duly called and held (i) determined that the Merger is advisable and fair and in the best interests of Buyer and its stockholders; and (ii) approved the Merger and this Agreement and the transactions contemplated by this Agreement. No vote of the stockholders of Buyer is required to approve this Agreement or the Merger.

        SECTION 4.04.    Brokers.    No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

        SECTION 4.05.    Funding.    Buyer has sufficient funds and will have sufficient funds as of the Closing Date to pay the Cash Consideration.

ARTICLE V

COVENANTS

        SECTION 5.01.    Covenants of the Company.

        (a)    General.    Except as expressly provided in this Agreement, during the period from the date of this Agreement to the Effective Time, the Company will (i) conduct its business in all material respects in the usual, regular and ordinary course consistent with past practice (using the immediately prior twelve-month period as an indicator); (ii) use its commercially reasonable efforts to maintain and preserve intact its business organization, properties, leases, employees and business relationships, including maintaining satisfactory relationships in all material respects with suppliers and customers and other persons having business dealings with it, and retain the services of its officers and key employees, (iii) take no action which would adversely affect or delay the ability of the Company or Buyer to perform their covenants and agreements on a timely basis under this Agreement, (iv) take no action that results in or is reasonably likely to have a Company Material Adverse Effect, except that any actions taken by the Company pursuant to this Agreement, at the written request of Buyer or with the written consent of Buyer, will not be deemed to have a Company Material Adverse Effect; (v) not materially accelerate the collection of receivables or materially extend payment of liabilities, or otherwise permit a material change in any of the accounts comprising its working capital, such that the Net Working Capital of the Company immediately prior to the Closing will not be less than $9,250,000. For purposes of this Agreement, "Net Working Capital" means current assets (not including any Prepaid Deal Expenses) less current liabilities; provided that current liabilities will not include the Bank Debt, the Deal Expenses, the Prepaid Deal Expenses, the Subordinated Debt or any accrued dividends on Preferred Stock.

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        (b)    Forbearance by the Company.    Without limiting the covenants set forth in Section 5.01(a) hereof, during the period from the date of this Agreement to the Effective Time, the Company will not, without the prior written consent of Buyer, which consent will not be unreasonably withheld or delayed:

          (i)    change any provisions of the certificate of incorporation or bylaws of the Company;

          (ii)   purchase Company Common Stock, issue, deliver, sell, pledge, dispose of, grant, encumber, or authorize the issuance, delivery, sale, pledge, disposition, grant or encumbrance of, any shares of capital stock of any class of the Company or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock currently reserved for future issuance or any other ownership interest of the Company, or enter into any agreement with respect to any of the foregoing other than as contemplated herein;

          (iii)  sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties, leases or assets to any individual, corporation or other entity or cancel, release or assign any indebtedness of any such person, except in the ordinary course of business or in amounts less than $10,000;

          (iv)  except for periodic salary adjustments all in keeping with past practice, and previously disclosed to Buyer and except in connection with regular open enrollment periods for Company benefit plans, increase in any manner the compensation or fringe benefits of any of its employees or directors, or pay any pension or retirement allowance not required by any existing plan or agreement to any such employees, or become a party to, amend or commit itself to or fund or otherwise establish any trust or account related to any Employee Plan with or for the benefit of any employee or director; terminate or increase the costs to the Company of any Employee Plan, other than as set forth in this Agreement; hire any employee (other than to replace an existing employee at a comparable salary); enter into or amend any employment, commission or bonus contract; make any discretionary contributions to any Employee Plan, or amend any Employee Plan other than as required by applicable laws or regulations and other than as may be necessary or advisable, in the opinion of the Company "s counsel, to maintain the tax qualified status of any such plan, provided that no such amendment will increase the benefits payable under such plan or increase Buyer's obligations thereunder;

          (v)   change its method of accounting as in effect at December 31, 2002, except as required by changes in GAAP as concurred in writing by the Company's independent auditors;

          (vi)  enter into any contract or agreement that is not terminable without liability within 30 days, or make any change in, or terminate, any of its leases or contracts, other than with respect to those involving aggregate payments of less than, or the provision of goods or services with a market value of less than $15,000 per annum, and other than as specifically provided for in this Agreement;

          (vii) pay, discharge or satisfy any claim, liability or obligation, other than payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of the Company (using the immediately preceding 12-month period prior to Closing as an indicator);

          (viii) except in the ordinary course of business, or in amounts less than $10,000, waive or release any material right or collateral or cancel or compromise any extension of credit or other debt or claim;

          (ix)  enter into any new line of business or materially expand the business currently conducted by the Company or file any application to relocate or terminate the operations of any office of the Company;

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          (x)   acquire or agree to acquire, by merging or consolidating with, or by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, or other business organization or division thereof or otherwise acquire or agree to acquire any assets, in each case which are material, individually or in the aggregate, to the Company;

          (xi)  incur any additional borrowings, or pledge any of its assets to secure any borrowings other than as required pursuant to the terms of borrowings of the Company in effect at the date hereof or in connection with borrowings permitted hereunder;

          (xii) make any single capital expenditure in excess of $25,000 or capital expenditures which are in the aggregate in excess of $100,000 for the Company;

          (xiii) fail to maintain all its properties in repair, order and condition no worse than on the date of this Agreement (ordinary wear and tear excepted) [or fail to maintain insurance until the Effective Date upon all its properties and with respect to the conduct of its business in amount and kind as now in existence and, if not available at rates presently paid by it, in such amount and kind as would be appropriate in the exercise of good business judgment];

          (xiv) capitalize, lend to or otherwise invest in or acquire any equity or voting interest in any firm, corporation or business enterprise;

          (xv) nominate to the Board of Directors of the Company any person who is not a member of the Board of Directors of the Company as of the date of this Agreement;

          (xvi) agree or make any commitment to take any action that is prohibited by this Section 5.01(b); or

          (xvii) declare, set aside, make or pay any dividend or other distribution that is payable in cash, stock, property or otherwise, with respect to its capital stock, except in accordance with past practice in the past 12 months and as required by applicable certificates of designation with respect to currently outstanding shares of Preferred Stock.

        The Company's representations, warranties and covenants contained in this Agreement will not be deemed to be untrue or breached in any respect for any purpose as a consequence of the Company's compliance with this Section 5.01(b).

        (c)    Extinguishment of Options and Warrants.    The Company will cause the termination or release of all outstanding options and warrants to purchase shares of capital stock of the Company and its subsidiaries, by the Corporate Option Cancellation Transaction or otherwise.

        SECTION 5.02.    Cooperation.    Subject to compliance with applicable Law, from the date hereof until the Effective Time, the Company will permit Buyer's management personnel to be onsite at the Company for the purpose of observing the business and participating in management decisions; provided, that any final management decisions of the Company will be the prerogative of the Company's management personnel or Board of Directors, as applicable. Three representatives of the Buyer will also receive prior notice of and, except as may be limited by federal or state antitrust or similar laws, be entitled to attend and participate in the Company's weekly management meetings; provided that all decision making authority will remain with the Company's management. The parties agree that they may consider in such meetings integration of networks, outsourcing of services and the possible establishment of an Indian subsidiary of the Company.

        SECTION 5.03.    Exclusivity.

        (a)   Without limitation on the Company's other obligations under this Agreement, the Company agrees that it will not, directly or indirectly, through its directors, officers, controlling stockholders, representatives or otherwise, except as permitted by Section 5.03(b), initiate, take any action to

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facilitate, negotiate with or in any manner encourage, discuss, accept or consider any proposal of any other person relating to the acquisition by such other person of the Company by way of any direct purchase of securities, incurrence, purchase or assumption of indebtedness, merger, consolidation, recapitalization, joint venture, business combination, exchange offer or purchase or sale of securities or assets.

        (b)   If there has been no breach of Section 5.03(a), the Company and its Board of Directors may:

          (i)    enter into discussions or negotiations with any person in response to an unsolicited bona fide written acquisition proposal (an "Acquisition Proposal") if (x) the Board of Directors of the Company determines in good faith, after having taken into account the advice of its outside legal counsel, that it is required to take such action in order to discharge properly its fiduciary duties under applicable law, and (y) immediately upon entering into such discussions or negotiations, the Company provides Buyer with written notice of its decision to enter into such discussions or negotiations.

          (ii)   agree to, approve or recommend an Acquisition Proposal if (x) If the Board of Directors determines that an Acquisition Proposal constitutes a Superior Proposal, (y) the Board of Directors determines in good faith, after having taken into account the advice of its outside legal counsel, that it is required to take such action in order to discharge properly its fiduciary duties under applicable law, and (z) the Company makes any payment required to be made pursuant to Section 9.02(c). For purposes of this Agreement, a "Superior Proposal" means an Acquisition Proposal that the Board of Directors determines in good faith, after consultation with its financial advisor and taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, would, if consummated, result in a transaction more favorable to the Stockholders and Noteholders from a financial point of view than the transactions contemplated by this Agreement.

        SECTION 5.04.    Access and Information.

        (a)   The Company will, and will cause its subsidiaries to, upon 24 hours' prior written notice, afford Buyer and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "Buyer Representatives") reasonable access, at reasonable times throughout the period prior to the Effective Time, to the personnel, properties, contracts, business and financial information, auditor's work papers (subject to reasonable consent of the outside auditors), books and records, and all other documents and data. Such prior written notice will describe, in reasonable detail, the scope of the due diligence to be conducted by the Buyer Representatives. Notwithstanding the foregoing, the Company will not be required to grant access or furnish information to the Buyer Representatives to the extent that such access or the furnishing of such information would be prohibited by Law or would waive any rights to privileged communications. Notwithstanding the foregoing, the parties (and each employee, representative, or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the transaction beginning on the earliest of (i) the date of the public announcement of discussions relating to the transaction, (ii) the date of public announcement of the transaction, or (iii) the date of the execution of an agreement (with or without conditions) to enter into the transaction; provided, however, that neither party (nor any employee, representative or other agent thereof) may disclose any other information that is not relevant to understanding the tax treatment and tax structure of the transaction (including the identity of any party and any information that could lead another to determine the identity of any party), or any other information to the extent that such disclosure could result in a violation of any federal or state securities law.

        (b)   The information received pursuant to Section 5.04(a) will be deemed to be "Confidential Information" for purposes of the Confidentiality Agreement between Buyer and the Company dated April 4, 2003 (the "Confidentiality Agreement").

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        SECTION 5.05.    Public Announcements.    Except as and to the extent required by applicable Law, neither Buyer nor the Company, without the consent of the other party, will, and each will direct its representatives not to, make, directly or indirectly, any public comment, statement or communication with respect to the Merger or the transactions contemplated hereby. The press release announcing the execution and delivery of this Agreement will be a joint press release of Buyer and the Company. Notwithstanding the foregoing, the parties and their respective representatives may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Merger and the transactions contemplated by this Agreement.

        SECTION 5.06.    Employee Benefits.

        (a)   For at least the first 12 months after the Closing Date, Buyer will cause the current and former employees of the Company and its subsidiaries who are, on the Closing Date, entitled to receive compensation or any benefits from the Company or any of its subsidiaries to be provided with compensation and employee benefit plans (other than stock option or other plans involving the potential issuance of securities of the Company) which, in the aggregate, are substantially comparable to those currently provided to such employees by the Company and its subsidiaries, to the extent permitted under laws and regulations in force from time to time; provided that employees covered by collective bargaining agreements need not be provided with such benefits other than pursuant to such collective bargaining agreements. The provisions of this Section 5.06(a) will not create in any current or former employee of the Company or any of its subsidiaries any rights to employment or continued employment with Buyer, the Company or any of their respective subsidiaries, or any right to specific terms or conditions of employment.

        (b)   Notwithstanding anything in this Agreement to the contrary and subject to the provisions of Section 5.06(a), from and after the Closing Date, Buyer will have sole discretion over the hiring, promotion, retention, termination and other terms and conditions of the employment of the employees of the Company and its subsidiaries. Subject to the provisions of Section 5.06(a), nothing herein will prevent Buyer, the Company or any of their respective subsidiaries from amending or terminating any Employee Plan maintained by the Company or its subsidiaries or other employee benefit or fringe benefit plan of Buyer in accordance with its terms.

        (c)   The Buyer will grant all employees of the Company and its subsidiaries on and after the Closing Date credit for all service with the Company and its subsidiaries and any of their respective predecessors prior to the Closing Date for purposes of eligibility and vesting under any employee benefit plan of Buyer in which the employees may become participants.

        (d)   As of the Closing Date, Buyer will assume, honor and perform, or will cause the Company and its subsidiaries to assume, honor and perform, the benefits accrued as of the Closing Date under all deferred compensation, incentive compensation (other than the 2003 bonuses described in Section 5.06(f), which will be paid only as provided in Section 5.06(f)) or vacation and other paid time off plans, policies or arrangements maintained or contributed to by the Company and its subsidiaries and any employment, consulting, retention, severance or similar agreement to which the Company is a party with any employees of the Company or any of its subsidiaries (but not including arrangements related to the consummation of the Merger and the other transactions contemplated by this Agreement that are in place on the date hereof between the Company and certain of its employees (the "Retention Bonuses")), in accordance with the terms thereof in effect immediately prior to the Closing Date and to the extent that such plans, policies, arrangements and agreements are listed in Section 3.09 of the Company Disclosure Letter. Subject to the requirements of Section 5.06(a) and except as otherwise provided in the Company Disclosure Letter, Buyer may revise and modify such plans, policies or arrangements for benefits accruing after the Closing Date.

        (e)   The Buyer will provide or cause to be provided, effective commencing immediately after the Closing Date, coverage on similar terms and conditions to those in effect immediately prior to the

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Effective Time to employees of the Company and its subsidiaries as of the Closing Date, and their spouses and dependents, under a group health plan which does not contain any exclusion or limitation with respect to any pre-existing conditions and provides full credit for all deductibles, co-insurance and out-of-pocket maximums incurred under any group health plan covering such employees or qualified dependents prior to the Closing Date and within the same plan year of such employee benefit plan, and Buyer will be solely responsible for compliance with the requirements of Section 4980B of the Code and part 6 of the subtitle B of Title I of ERISA ("COBRA"), including, without limitation, the provision of continuation coverage, with respect to all employees of the Company and its subsidiaries and their spouses and dependents, for whom a qualifying event occurs before or after the Closing Date. The terms "group health plan," "continuation coverage," "qualifying event," and "qualified beneficiary" are used herein with the meanings ascribed to them in COBRA.

        (f)    Buyer will pay the 2003 bonuses set forth in Section 5.06(f) of the Company Disclosure Letter in accordance with the terms of the Employment Agreements (as defined in Section 7.02(o)) and the bonus and commission plans set forth in Section 3.09(a) of the Company Disclosure Letter.

        SECTION 5.07.    Employment Agreements.    Effective as of the Effective Time, Buyer will enter into employment agreements with certain management employees of the Company, which employees will be mutually identified by Buyer, the Company and such employees. Each such employment agreement will include duties and responsibilities (including but not limited to the position to whom the employee reports), terms and conditions of employment, and compensation and benefits that are at least equivalent to those currently enjoyed by such employee, will be for a minimum term of one year and will include customary non-compete provisions.

        SECTION 5.08.    Deregistration of the Company.    As soon as practicable after the Effective Time, Buyer will take all necessary actions to file with the SEC a Form 15 certifying the termination of the Company's obligation to file reports under the Exchange Act.

        SECTION 5.09.    Legal Conditions to Merger.    Each party to this Agreement will take all commercially reasonable actions necessary to comply promptly with all legal requirements which may be imposed on such party with respect to the Merger and will take all commercially reasonable actions necessary to cooperate with and furnish information to the other parties in connection with any such requirements imposed upon such other parties in connection with the Merger. Each party will take all commercially reasonable actions necessary:

          (a)   to obtain (and will take all reasonable actions necessary to promptly cooperate with the other parties in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other third party required to be obtained or made by such party (or by the other parties) in connection with the Merger or the taking of any action contemplated by this Agreement;

          (b)   to defend, lift, rescind or mitigate the effect of any lawsuit, order, injunction or other action adversely affecting the ability of such party to consummate the transactions contemplated hereby; and

          (c)   to fulfill all conditions precedent pursuant to this Agreement.

        SECTION 5.10.    Consents.    Each party will use its commercially reasonable efforts, and the other parties will cooperate with such efforts, to obtain any consents and approvals of, or effect the notification of or filing with, each person or authority, whether private or governmental, whose consent or approval is required in order to permit the consummation of the Merger and the transactions contemplated hereby and to enable the Surviving Corporation to conduct and operate the business of the Company substantially as presently conducted and as proposed to be conducted.

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        SECTION 5.11.    Efforts to Consummate.    Subject to the terms and conditions herein provided, each of the parties hereto will, in good faith, use commercially reasonable effort to do or cause to be done all such acts and things as may be necessary, proper or advisable, consistent with all applicable laws and regulations, to consummate and make effective the transactions contemplated hereby and to satisfy or cause to be satisfied all conditions precedent that are applicable to each such party that are set forth in this Agreement as soon as reasonably practicable.

ARTICLE VI

ADDITIONAL AGREEMENTS

        SECTION 6.01.    Meeting of Stockholders.    The Company will duly take all lawful action to call, give notice of, convene and hold a meeting of the Stockholders as soon as reasonably practicable (the "Stockholders Meeting") for the purpose of obtaining the Merger Vote and will its use commercially reasonable efforts to solicit the adoption of the Agreement by the Merger Vote; and the Board of Directors of the Company will recommend adoption of this Agreement by the Stockholders, and will not (a) withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any manner adverse to Buyer such recommendation, or (b) take any action or make any statement in connection with the Stockholders Meeting that is inconsistent with such recommendation; provided, however, that the Board of Directors of the Company may make a change in its recommendation pursuant to Section 5.03(b) hereof. Notwithstanding any change in the recommendation of the Board of Directors, this Agreement will be submitted to the Stockholders at the Stockholders Meeting for the purpose of adopting this Agreement and nothing contained herein will be deemed to relieve the Company of such obligation.

        SECTION 6.02.    Preparation of Proxy Statement.

        (a)   As promptly as reasonably practicable following the date hereof, the Company and Buyer will cooperate in preparing and the Company will cause to be filed with the SEC proxy materials that constitute the proxy statement relating to the matters to be submitted to the Stockholders at the Stockholders Meeting (such proxy statement and any amendments or supplements thereto, the "Proxy Statement"). The Company will use reasonable best efforts to have the Proxy Statement cleared by the SEC. The Company will, as promptly as practicable after receipt thereof, provide Buyer with copies of any written comments and advise Buyer of any oral comments received from the SEC with respect to the Proxy Statement. The parties will cooperate and the Company will provide Buyer with a reasonable opportunity to review and comment on any amendment or supplement to the Proxy Statement prior to filing such with the SEC, and will provide Buyer with a copy of all such filings made with the SEC. Notwithstanding any other provision herein to the contrary, no amendment or supplement (including by incorporation by reference) to the Proxy Statement will be made without Buyer's approval, which approval will not be unreasonably withheld or delayed. The Company will use commercially reasonable efforts to cause the Proxy Statement to be mailed to the Stockholders as promptly as practicable after the Proxy Statement is cleared by the SEC. If at any time prior to the Effective Time any information relating to Buyer or the Company, or any of their respective affiliates, officers or directors, should be discovered by Buyer or the Company, which information should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information will promptly notify the other party and, to the extent required by applicable Law, an appropriate amendment or supplement describing such information will be promptly filed with the SEC and disseminated to the Stockholders.

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        (b)   Information Supplied.

          (i)    None of the information supplied or to be supplied by Buyer or the Company for inclusion or incorporation by reference in the Proxy Statement will, on the date it is first mailed to the Stockholders or at the time of the meeting of the Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. With regard to the information supplied or to be supplied by Buyer or the Company for inclusion or incorporation by reference in the Proxy Statement, such information will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

          (ii)   Notwithstanding the foregoing provisions of this Section 6.02, no representation or warranty is made by either party hereto with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by the other party hereto for inclusion or incorporation by reference therein.

        SECTION 6.03.    Indemnification of Officers and Directors of the Company.

        (a)   Until the completion of a Public Offering, if any, Buyer will cause the Surviving Corporation to maintain the Company's existing indemnification provisions as of the date hereof with respect to present and former directors, officers, employees and agents of the Company and all other persons who may presently serve or have served at the Company's request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively, the "Indemnified Persons") for all expenses, judgments, fines and amounts paid in settlement by reason of actions or omissions or alleged actions or omissions occurring at or prior to the Effective Time to the fullest extent permitted or required under applicable law and the Company's certificate of incorporation or bylaws in effect as of the date of this Agreement (to the extent consistent with applicable law), for a period of not less than six years after the Effective Time, and shall cause the Surviving Corporation to perform its obligations under such indemnification provisions in accordance with their respective terms; provided, however, that as a condition to the release of Buyer of its obligations under this Section 6.03 upon the completion of any such Public Offering, the Surviving Corporation will first have fully assumed all of the obligations of Buyer set forth in this Section 6.03.

        For purposes of this Agreement, "Public Offering" means any underwritten public offering or series of public offerings by the Surviving Corporation which results in Buyer (together with all its affiliates) ceasing to be the "beneficial owner" (as such term is defined in Rules 13d-3 and 13d-5 under the Exchange Act) of at least 33% of the capital stock of the Surviving Corporation.

        (b)   If Buyer, the Surviving Corporation or any of its or their successors or assigns (i) consolidates with or merges into any other corporation or entity and is not the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provisions will be made so that the successors and assigns of Buyer or the Surviving Corporation, as the case may be, assume all of the obligations set forth in this Section 6.03.

        (c)   The provisions of this Section 6.03 are intended to be for the benefit of, and will be enforceable by, each of the Indemnified Persons, their heirs and their representatives.

        (d)   Nothing in this Agreement is intended to, will be construed to or will release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or any of its directors or officers, it being understood and agreed that the indemnification provided for in this Section 6.03 is supplemental and not prior to or in substitution for any such claims under such policies.

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        SECTION 6.04.    Additional Agreements.    Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all commercially reasonable efforts to take promptly, or cause to be taken promptly, all actions and to do promptly, or cause to be done promptly, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, including using efforts to obtain all necessary actions or non-actions, extensions, waivers, consents and approvals from all applicable Governmental Entities, effecting all necessary registrations, applications and filings and obtaining any required contractual consents and regulatory approvals.

        SECTION 6.05.    Corporate Option Cancellation Transaction.    Prior to the Closing Date, the Company shall take action (the "Corporate Option Cancellation Transaction") in order to terminate, cancel, extinguish and/or release all of the options to purchase Company Common Stock that are outstanding as of the date hereof.

        SECTION 6.06.    Judicial Relief.    To the Company's knowledge, all of the outstanding shares of Series B Preferred Stock are owned by Freiburghaus & Partners, S.A. The approval of holders of a majority of the shares of the Series B Preferred Stock is necessary to approve the Merger. Based on the Company's prior experience in stockholder matters, the Company anticipates that the holder of the Series B Preferred Stock will not vote its shares at the Stockholders Meeting in person or by proxy. Accordingly, unless the Company learns after the date hereof that the holder of the Series B Preferred Stock is likely to vote its shares at the Stockholders Meeting in person or by proxy, the Company will, by no later than the date of the Stockholders Meeting, file an action in the Delaware Chancery Court (the "Court") requesting judicial relief ("Judicial Relief") that will permit the Company to proceed with the Merger and protect the Company from liability to the holders of the Series B Preferred Stock in the event the Merger is consummated (other than the payment of any accrued dividends or liquidation preference due and payable in respect of the Series B Preferred Stock).

        SECTION 6.07.    ATC Transaction.    Pursuant to disclosure under Article III hereof, the Company has represented that approximately 1.23% of the outstanding shares of common stock of Advanced Telemarketing Corporation, a Nevada corporation ("ATC"), a subsidiary of the Company, is owned by certain employees and other former public shareholders of ATC (the "ATC Shareholders"). Prior to Closing, pursuant to a subsidiary merger or other transaction, the Company will cause all of the shares of ATC that are not owned by the Company to be redeemed or otherwise cancelled (the "ATC Transaction").

        SECTION 6.08.    Update of Company Disclosure Letter.    From time to time prior to the Effective Time, the Company may supplement or amend the Company Disclosure Letter to reflect any matter which, if existing, occurring or known on the date of this Agreement, would have been required to be set forth or described in the Company Disclosure Letter or which is necessary to correct any information in the Company Disclosure Letter which has been rendered inaccurate thereby. No supplement or amendment to the Company Disclosure Letter will have any effect for the purpose of determining satisfaction of the conditions precedent to the Merger to be satisfied by the Company or the compliance by the Company with the covenants to be satisfied by the Company pursuant to this Agreement, nor will any supplement or amendment, in itself, be evidence or admission of any breach of any representation or warranty or of any covenant which may have required any different earlier disclosure.

        SECTION 6.09.    Notification of Certain Matters.    Each of the Company and Buyer shall give prompt notice to the other party of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with any of the transactions contemplated by this Agreement.

        SECTION 6.10.    BDO Opinion and Side Letter.    The Company will use all commercially reasonable efforts to obtain, at or prior to Closing, and the Company will pay for after Closing, (a) an

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opinion letter (the "Opinion Letter")from BDO confirming (i) that the Company's total useable net operating losses ("NOL's") for fiscal year 2002 are not less than $11,000,000 (after taking into account the effect of the lack of deductibility of any interest payable on the Company's convertible debt), (ii) that the Company's total useable NOL's for fiscal year 2001 are approximately $1,300,000, and (iii) that the Company will not recognize any forgiveness of indebtedness income as a result of the Merger in excess of the amount of NOL's available to shelter such income; and (b) a side letter (the "Side Letter," which Side Letter shall not be deemed to be an opinion) that, based on BDO's review of work performed by prior auditors of the Company, the aggregate amount of NOL's available to the Company to shelter taxable income for fiscal years prior to 2002 is approximately $29,000,000.

ARTICLE VII

CLOSING CONDITIONS

        SECTION 7.01.    Conditions to Obligations of Each Party Under This Agreement.    The respective obligations of each party to effect the Merger and the other transactions contemplated hereby will be subject to the satisfaction on or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by the parties hereto, in whole or in part, to the extent permitted by applicable Law:

          (a)   The transactions contemplated by the Agreement will have been approved by the Merger Vote.

          (b)   No Governmental Entity or federal or state court of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any order, judgment, injunction or decree (whether temporary, preliminary or permanent) or any other judicial, administrative or legislative action or proceeding ("Order") which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger. No statute, rule or regulation will have been enacted, entered, promulgated, interpreted, applied or enforced by any Governmental Entity which prohibits or makes illegal consummation of the Merger or any other transaction contemplated by this Agreement.

          (c)   Buyer, each of the Escrowing Parties, the Representative and the Payment and Escrow Agent will have executed and delivered the Payment and Escrow Agreement.

        SECTION 7.02.    Additional Conditions to Obligations of Buyer and Merger Sub.    The obligations of Buyer and Merger Sub to effect the Merger and the other transactions contemplated hereby are also subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by Buyer, in whole or in part:

          (a)   Each of the representations and warranties of the Company contained in this Agreement will be true and correct in all material respects (if not subject to a materiality qualifier) or in all respects (if subject to a materiality qualifier) as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties will be true and correct in all material respects (if not subject to a materiality qualifier) or in all respects (if subject to a materiality qualifier) as of such earlier date); except where the failure of such representation and warranty to be so true and correct would not result in a Company Material Adverse Effect. Buyer and Merger Sub will have received a certificate of a senior executive officer of the Company, dated as of the Closing Date, to such effect.

          (b)   The Company will have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date. Buyer and Merger Sub will have received a certificate of a senior executive officer of the Company, dated as of the Closing Date, to such effect.

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          (c)   There will have been no change, occurrence or circumstance in the assets, financial condition, results of operations or material significant customer relationships of the Company or any of its subsidiaries (using the twelve-month period immediately prior to Closing as an indicator) having or that would have a Company Material Adverse Effect. Buyer and Merger Sub will have received a certificate of a senior executive officer of the Company dated the Closing Date, to such effect.

          (d)   The Company will have delivered to Buyer resignations of certain officers and directors of the Company, which individuals have been identified and agreed to by Buyer and the Company prior to the date hereof.

          (e)   The Company will have obtained the Company Third Party Consents and delivered evidence thereof reasonably satisfactory to Buyer.

          (f)    The Company will have delivered releases or other appropriate evidence of termination reasonably acceptable to Buyer, effective as of the Effective Time, of the Bank Debt (including related security agreements, guaranties and other related documents), Subordinated Debt, all other claims of controlling stockholders, directors and officers (other than pursuant to employment or severance obligations, the Retention Bonuses or indemnification obligations under the Company's certificate of incorporation or bylaws or indemnity agreements or the Payment and Escrow Agreement and, in addition, in the case of directors, reimbursement of reasonable expenses incurred in the course of such person's performance of his duties as a director, such expenses not to exceed $2,500 in the aggregate per director) and all options and warrants to purchase shares of capital stock of the Company.

          (g)   There will be as of the Closing Date no pending or threatened material litigation or claims against the Company that have not been publicly disclosed in Company Reports or disclosed to Buyer in writing prior to the date hereof, or other litigation or claims against the Company relating to the Merger unless indemnifiable under the Payment and Escrow Agreement.

          (h)   The Company will have delivered to Buyer updated financial statements through the Company's last calendar quarter prior to the Closing, which financial statements have been reviewed by the Company's auditors for filing with the SEC.

          (i)    Buyer will have received an opinion of counsel to the Company substantially in the form attached hereto as Exhibit E.

          (j)    The Company will provide to Buyer certificates dated as of a day as close as practicable to the Closing Date from appropriate Governmental Entities as to the good standing or corporate existence, as applicable, of the Company.

          (k)   The Company will provide evidence reasonably satisfactory to Buyer that the Corporate Option Cancellation Transaction has been completed and all options and warrants to purchase shares of capital stock of the Company and its subsidiaries have been terminated, cancelled, extinguished or released.

          (l)    The Company will have received the Judicial Relief, if necessary, and such Judicial Relief will be reasonably acceptable to Buyer in all material respects.

          (m)  Buyer will have received executed copies of Voting Agreements, substantially in the form attached hereto as Exhibit F, from each of the Noteholders and from each of Questor Partners Fund II, L.P., Questor Side-By-Side Partners II, L.P. and Questor Side-By-Side Partners II 3(C)(1), L.P.

          (n)   The Dissenting Shares will not exceed 10% of the total outstanding shares of Company Common Stock outstanding immediately prior to the Closing.

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          (o)   Herman Schwarz, Thomas Franklin, Angelo Macchia and Lee Waters will have entered into employment agreements with the Surviving Corporation, substantially in the forms attached hereto as Exhibits G1-G4 (the "Employment Agreements").

          (p)   The Company will provide evidence reasonably satisfactory to Buyer that the ATC Transaction has been completed.

          (q)   The Net Working Capital of the Company at Closing will be not less than $9,250,000.

          (r)   The Company will have received the BDO Opinion and the Side Letter and each shall be reasonably satisfactory to Buyer in all material respects.

        SECTION 7.03.    Additional Conditions to Obligations of the Company.    The obligations of the Company to effect the Merger and the other transactions contemplated hereby are also subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by the Company, in whole or in part:

          (a)   Each of the representations and warranties of Buyer contained in this Agreement will be true and correct in all material respects (if not subject to a materiality qualifier) or in all respects (if subject to a materiality qualifier) as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties will be true and correct in all material respects (if not subject to a materiality qualifier) or in all respects (if subject to a materiality qualifier) as of such earlier date); except where the failure of such representation and warranty to be so true and correct would not result in a Buyer Material Adverse Effect. The Company will have received a certificate of a senior executive officer and a senior financial officer of each of Buyer and Merger Sub, dated as of the Closing Date, to such effect.

          (b)   Each of Buyer and Merger Sub will have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date. The Company will have received a certificate of a senior executive officer and a senior financial officer of each of Buyer, dated as of the Closing Date, to such effect.

          (c)   At or prior to the Closing, the Company will purchase a single-premium six-year policy of directors' and officers' liability insurance covering current and former officers and directors of the Company and its subsidiaries in the same amounts and on terms and conditions, including limits, as favorable to such officers and directors as the policies in effect as of the date hereof (provided that Buyer may substitute for the policies carried by the Company policies of at least the same coverage containing terms and conditions which are not less advantageous to the beneficiaries thereof) with respect to matters or events occurring prior to the Effective Time ("Tail Coverage").

ARTICLE VIII

INDEMNIFICATION

        SECTION 8.01.    Survival.

          (a)   The respective representations, warranties, covenants and agreements of the Company and Buyer contained in this Agreement will survive the Closing for a period of 12 months and will terminate and be of no further force or effect as of the date that is 12 months after the Effective Time.

          (b)   No entity or person will be entitled to any indemnification under Section 8.02 with respect to any breach of a representation, warranty, covenant or agreement after the termination thereof pursuant to Section 8.01(a), except for claims previously asserted pursuant to Section 8.03, and the

29

  representation, warranty, covenant or agreement that is the subject of such properly asserted claim, and the indemnification obligation of the Escrowing Parties with respect thereto, will survive until such time that such claim is resolved in accordance herewith.

        SECTION 8.02.    Indemnification by the Escrowing Parties.

          (a)   The Noteholders (for purposes of this Article VIII, the "Escrowing Parties"), in accordance with the Payment and Escrow Agreement, will indemnify Buyer, Merger Sub and the Surviving Corporation and their respective affiliates, officers, directors, employees and agents (each, an "Indemnified Party") against and hold them harmless from any loss, liability, damage, demand, claim, cost, suit, action or cause of action, judgment, award, assessment, interest, penalty or expense (including, without limitation, reasonable expenses of investigation, costs of compliance relating to the Excluded Shares (other than those shares defined in Section 2.02(e)(ii)), and reasonable attorneys' and consultants' fees) (any of the foregoing being hereinafter referred to individually as a "Loss" and collectively as "Losses") suffered or incurred by any such indemnified person for or on account of or arising from or in connection with (i) any breach of any representation or warranty of the Company in this Agreement, (ii) any breach of any covenant or agreement of the Company in this Agreement; (iii) the Excluded Shares (other than those shares defined in Section 2.02(e)(ii) ); (iv) the ATC Transaction, the Judicial Relief or the Corporate Option Cancellation Transaction, or any third-party Stockholder litigation arising out of or relating to the Merger; (v) Taxes of the Company for any taxable year or period that ends on or before the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year ending on and including the Closing Date; (vi) the failure of the Company to realize at least $500,000 currently in the escrow fund related to the Elrick and Lavidge asset sale; (vii) the matters listed as items 2 and 3 under "Potential Litigation" in Section 3.08 of the Company Disclosure Letter; or (viii) any amount by which the Net Working Capital is less than $9,250,000 immediately prior to the Effective Time.

          (b)   The Escrowing Parties will have no obligation under Section 8.02(a) until the aggregate amount of Losses suffered or incurred by the Indemnified Parties exceeds $100,000. Thereafter, the indemnification obligation of the Escrowing Parties under Section 8.02(a) will be for all Losses in excess of $100,000 suffered or incurred by the indemnified persons thereunder up to the amount of the Escrow Fund from time to time remaining with the Payment and Escrow Agent under the Payment and Escrow Agreement. The limitation described in the preceding two sentences will not apply to indemnification for matters described in Section 8.02(a)(vii), for which the Escrowing Parties will have no obligation until the aggregate amount of Losses suffered or incurred by the Indemnified Parties thereunder exceeds $500,000 (which includes costs of compliance thereunder) and, thereafter, the indemnification obligation of the Escrowing Parties will be for all Losses of the types described in Section 8.02(a)(vii) that are suffered or incurred by the indemnified persons thereunder up to the amount of the Escrow Fund from time to time remaining with the Payment and Escrow Agent under the Payment and Escrow Agreement. The Escrowing Parties will have no further obligation under the Merger Agreement after the Escrow Fund has been paid or distributed in accordance with the Payment and Escrow Agreement. The original amount of the Escrow Fund will be $1,910,000 in cash.

        SECTION 8.03.    Procedures Relating to Indemnification.

          (a)   An Indemnified Party will give prompt written notice to the Escrowing Parties of any Loss in respect of which such Escrowing Parties have a duty to indemnify such Indemnified Party under Section 8.02 (a "Claim"), specifying in reasonable detail the nature of the Loss for which indemnification is sought, the section or sections of this Agreement to which the Claim relates and the amount of the Loss involved (or, if not then determinable, a reasonable good faith estimate of the amount of the Loss involved), except that any delay or failure so to notify the Escrowing

30

  Parties will only relieve the Escrowing Parties of their obligations hereunder to the extent, if at all, that they are prejudiced by reason of such delay or failure.

          (b)   If a Claim results from any claim, suit, action or cause of action brought or asserted by a third party (a "Third-Party Claim"), the Escrowing Parties will have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party will have the right to employ separate counsel in such Third-Party Claim and participate in such defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party. If the Escrowing Parties elect not to, or fail to assume the defense of any Third-Party Claim within 20 days after notice thereof, the Indemnified Party will have the right to undertake the defense, compromise or settlement of such Third-Party Claim for the account of the Escrowing Parties, subject to the right of the Escrowing Parties to assume the defense of such Third-Party Claim with counsel reasonably satisfactory to the Indemnified Party at any time prior to the compromise, settlement or final determination thereof. Anything in this Section 8.03 to the contrary notwithstanding, the Escrowing Parties will not, without the Indemnified Party's prior written consent (which consent will not be unreasonably withheld or delayed), settle or compromise any Third-Party Claim or consent to the entry of any judgment with respect to any Third-Party Claim that would have an adverse effect on the Indemnified Party. The Escrowing Parties may, without the Indemnified Party's prior written consent, compromise or settle any such Third-Party Claim or consent to entry of any judgment with respect to any Third-Party Claim that requires solely money damages paid by the Escrowing Parties from the Escrow Fund and that includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of such Third-Party Claim.

          (c)   With respect to any Claim other than a Third-Party Claim, the Escrowing Parties will have 20 days from receipt of notice from the Indemnified Party of such Claim within which to respond thereto. If the Escrowing Parties do not respond within such 20-day period, the Escrowing Parties will be deemed to have accepted responsibility to make payment and will have no further right to contest the validity of such Claim. If the Escrowing Parties notify the Indemnified Party within such 20-day period that they reject such Claim in whole or in part, the Indemnified Party will be free to pursue such remedies as may be available to the Indemnified Party under the Payment and Escrow Agreement or applicable law.

          (d)   If any Indemnified Party receives insurance proceeds as a result of any Losses with respect to which it has also received an indemnification payment from the Escrowing Parties hereunder, the Indemnified Party will pay the amount of such insurance proceeds (but not in excess of the indemnification payment actually received from the Escrowing Parties with respect to such Losses hereunder), as such insurance proceeds are actually received by the Indemnified Party, to the Agent for redeposit into the Escrow Fund; provided that if the Indemnified Party receives insurance proceeds on or after the first anniversary of the Closing Date, the Indemnified Party will pay such insurance proceeds to the Escrowing Parties from whom the related indemnification payment was received.

        SECTION 8.04.    Tax Matters.

        (a)   (i) Solely during the period beginning at the Effective Time and ending at 11:59 p.m. on the Closing Date, Buyer agrees to cause the Surviving Corporation not to take any actions other than actions in the ordinary course of the business of the Surviving Corporation. Buyer and the Surviving Corporation will indemnify the Escrowing Parties for Taxes of the Company for any taxable year or period that begins after the Closing Date and, with respect to any taxable year or period beginning before and ending after the Closing Date, the portion of such taxable year beginning on the day after the Closing Date.

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          (ii)   For purposes of Section 8.02(a)(v) and Section 8.04(a)(i), whenever it is necessary to determine the liability for Taxes of the Company for a portion of a taxable year or period that begins before and ends after the Closing Date, the determination of such Taxes for the portion of the year or period ending on, and the portion of the year or period beginning after, the Closing Date will be determined by assuming that the Company had a taxable year or period which ended at the close of the Closing Date.

        (b)   Buyer will cause the Surviving Corporation and each of its subsidiaries to prepare and timely file all required Tax Returns for the taxable years or periods ending on or before, or including any time period prior to, the Closing Date that are due after the Closing Date. Such Tax Returns will be prepared consistently with the prior practice of the Company and each of its subsidiaries. Buyer will provide each such Tax Return to the Representative at least 20 days before the due date of such Tax Return for the Representative's review and comment and will make any changes to each such Tax Return reasonably requested by the Representative.

        SECTION 8.05.    Characterization of Indemnification Payments.    All amounts paid by the Escrowing Parties to any Indemnified Party pursuant to this Article VIII will be treated as adjustments to the Cash Consideration for all Tax purposes.

        SECTION 8.06.    Exclusive Remedy.    From and after the Effective Time, the indemnification rights provided in this Article VIII will be the sole and exclusive remedy available to the Indemnified Parties with respect to any breach of the representations, warranties, covenants or agreements of the Company in this Agreement.

ARTICLE IX

TERMINATION

        SECTION 9.01.    Termination.    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval of this Agreement and the Merger by the Stockholders:

          (a)   by mutual written consent of Buyer and the Company;

          (b)   by Buyer, upon the material inaccuracy of any representation or warranty of the Company, or the material breach of any covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company will have become untrue in any material respect, which breach is not cured within 30 days of written notice thereof to the party committing such breach; provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein;

          (c)   by Buyer, if any condition set forth in Section 7.01 or Section 7.02 has not been satisfied by Closing or is not capable of being satisfied by November 30, 2003, which breach is not cured within 30 days of written notice thereof to the party committing such breach; provided that Buyer is not then in material breach of any representation, warranty, covenant or other agreement contained herein;

          (d)   by the Company, upon the material inaccuracy of any representation or warranty of Buyer or Merger Sub, or the material breach of any covenant or agreement on the part of Buyer or Merger Sub set forth in this Agreement, or if any representation or warranty of Buyer or Merger Sub will have become untrue in any material respect, which breach is not cured within 30 days of written notice thereof to the party committing such breach; provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein;

32

          (e)   by the Company, if any condition set forth in Section 7.01 or Section 7.03 has not been satisfied by Closing or is not capable of being satisfied by November 30, 2003, 2003, which breach is not cured within 30 days of written notice thereof to the party committing such breach; provided that the Company is not then in material breach of any representation, warranty, covenant or other agreement contained herein;

          (f)    by either Buyer or the Company if there is any Order that is final and nonappealable preventing the consummation of the Merger;

          (g)   by either Buyer or the Company if the Merger is not consummated before November 30, 2003 or, if the only condition remaining to be satisfied on October 31, 2003 is the termination or release of options or warrants to purchase capital stock of the Company or one of its subsidiaries, before October 31, 2003; provided, however, that the right to terminate this Agreement under this Section 9.01(g) will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to occur as of such date;

          (h)   by Buyer or the Company (provided that the terminating party is not in material breach of any of its representations, warranties or covenants under this Agreement), if the Merger Vote has not been obtained by reason of the failure to obtain the required vote at a duly held meeting of the Stockholders or of any adjournment thereof at which the vote was taken;

          (i)    by Buyer, if the Board of Directors of the Company has (i) failed to recommend the adoption of the Agreement by the Stockholders in accordance with Section 6.01, or has changed, withdrawn, modified or qualified such recommendation (or resolved to take any such action), whether or not permitted by the terms hereof, (ii) materially breached its obligations under this Agreement by reason of a failure to call the Stockholders Meeting in accordance with Section 6.01 or a failure to prepare and mail to the Stockholders the Proxy Statement in accordance with Section 6.02, or (iii) notified Buyer that its Board of Directors has decided to accept a Superior Proposal;

          (j)    by the Company or the Buyer if the Board of Directors of the Company has decided to accept a Superior Proposal; or

          (k)   by the Company, if the Board of Directors of the Company has changed, withdrawn, modified or qualified its recommendation to the Stockholders regarding approval of the Merger in a manner adverse to Buyer or has resolved to do any of the foregoing.

        SECTION 9.02.    Effect of Termination.

        (a)   In the event of any permitted termination of this Agreement by either the Company or Buyer as provided in Section 9.01, this Agreement will forthwith become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors except with respect to Section 3.12, Section 4.04, Section 5.04(b), this Section 9.02, Section 9.03 and Article X, which provisions will survive such termination, and except that, notwithstanding anything to the contrary contained in this Agreement, (i) all obligations of the Buyer or Merger Sub to indemnify or reimburse the Company under Article VIII or Article IX hereof will terminate in the event this Agreement is terminated by Buyer or the Company pursuant to Section 9.01(i), (j) or (k) and (ii) neither Buyer nor the Company will be relieved or released from any liabilities or damages arising out of its willful breach of this Agreement.

        (b)   If this Agreement is terminated as a result of any breach of a representation, warranty, covenant or other agreement which is caused by the willful breach of a party hereto, such party shall be liable to the other party for all out-of-pocket costs and expenses, including, without limitation, the reasonable fees and expenses of lawyers, accountants and investment bankers, incurred by such other

33

party in connection with the entering into of this Agreement and the carrying out of any and all acts contemplated hereunder ("Expenses"). The payment of Expenses is not an exclusive remedy, but is in addition to any other rights or remedies available to the parties hereto at law or in equity.

        (c)   In the event this Agreement is terminated by:

          (i)    Buyer pursuant to Section 9.01(i);

          (ii)   either Buyer or the Company pursuant to Section 9.01(j);

          (iii)  the Company pursuant to Section 9.01(k); or

          (iv)  either Buyer or the Company pursuant to Section 9.01(g) in circumstances where both (A) within 12 months of such termination, the Company has entered into an agreement to engage in or there has otherwise occurred a merger, consolidation or similar transaction involving the Company or a purchase, lease or other acquisition of all or substantially all of the assets of the Company (an "Acquisition Transaction") with or by any person other than Buyer or any Affiliate of Buyer, and (B) at the time of such termination or event giving rise to such termination, it has been publicly announced that any person or entity (other than Buyer or an Affiliate of Buyer) has made, or disclosed an intention to make, a bona fide offer to engage in an Acquisition Transaction with the Company, then the Company will pay to Buyer a break-up fee in cash in the amount of $1,137,500 (the "Break-Up Fee") upon such termination by wire transfer of immediately available funds to an account designated by Buyer within two business days after lawful demand by Buyer; provided, however, that the Company will not be required to pay the Break-Up Fee if, immediately prior to the termination of this Agreement, Buyer was in material breach of any of its obligations under this Agreement.

          (d)   The parties acknowledge that the agreements contained in this Section 9.02 and in Section 9.03 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, none of the parties would enter into this Agreement; accordingly, if the Company or Buyer fails promptly to pay any amount due pursuant to this Section 9.02 or Section 9.03, and, in order to obtain such payment, the party that has not been so paid commences a suit which results in a judgment against either the Company or Buyer, the non-paying party will pay to the other party its costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on the amount of the fee at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made. The parties agree that any remedy or amount payable pursuant to this Section 9.02 will not preclude any other remedy or amount payable hereunder and will not be an exclusive remedy for any breach of any representation, warranty, covenant or agreement contained in this Agreement.

        SECTION 9.03.    Fees and Expenses.    Without limiting Section 9.02, whether or not the Merger is consummated, each party to this Agreement will pay all Expenses (defined below) incurred by it, except as otherwise set forth herein, and except that, if the Merger is consummated, (a) the Surviving Corporation will pay, or cause to be paid, any and all transfer taxes imposed in connection with the Merger (which in any event will not be indemnifiable by the Escrowing Parties), and (b) Buyer will pay all fees and expenses of the Agent under the Payment and Escrow Agreement. As used in this Agreement, "Expenses" means all out-of-pocket expenses (including, without limitation, financing commitment fees and all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates and any broker's or finder's fees) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby and thereby, including the preparation, printing, filing and mailing of the Proxy Statement and the solicitation of the approval of the Stockholders and all other matters related to the transactions contemplated hereby and thereby.

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ARTICLE X

GENERAL PROVISIONS

        SECTION 10.01.    Notices.    All notices and other communications given or made pursuant hereto will be in writing and will be deemed to have been duly given upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as will be specified by like changes of address) or sent by electronic transmission to the facsimile number specified below:

  (a)
  If to either of Buyer or Merger Sub, to:

    AllServe Systems plc
    Technology Transfer Centre
    Silverwood Park
    Bockhurst Road, Berkshire SL5 7PW
    Ascot, UK
    Attention: A.K. Sen
    Facsimile:  011-44-1344626781
                      011-44-1344626782

  with a copy to:

    Thacher Proffitt & Wood
    25 DeForest Avenue
    Summit, NJ 07901
    Attention: Michael E. Helmer, Esq.
    Facsimile: (908) 598-5710

  (b)
  If to the Company, to:

    Aegis Communications Group, Inc.
    7880 Bent Branch Drive, Suite 150
    Irving, Texas 75063
    Attention: Chief Executive Officer
    Facsimile: (678) 443-6502

  with a copy to:

    Hughes & Luce, LLP
    1717 Main Street, Suite 2800
    Dallas, Texas 75201
    Attention: David G. Luther
    Facsimile: (214) 939-5849

        SECTION 10.02.    Certain Definitions.    For the purposes of this Agreement, the term:

          (a)   "affiliate" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person.

          (b)   a person will be deemed a "beneficial owner" of or to have "beneficial ownership" of Company Common Stock in accordance with the interpretation of the term "beneficial ownership" as defined in Rule 13d-3 under the Exchange Act, as in effect on the date hereof; provided that a person will be deemed to be the beneficial owner of, and to have beneficial ownership of, Company Common Stock which such person or any affiliate of such person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant

35

  to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise.

          (c)   "control" (including the terms "controlled," "controlled by," and "under common control with") means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise.

          (d)   "knowledge" or "known" means with respect to any matter in question, as to the Company, the knowledge, after reasonable inquiry, of the executive officers of the Company on the date of the execution of this Agreement, as well as Michael Graham in his capacity as a former executive officer of the Company (but only through the termination date of his employment with the Company), and as to Buyer, the knowledge, after reasonable inquiry, of the executive officers of Buyer on the date of the execution of this Agreement.

          (e)   "Liens" means all security interests, liens, claims, pledges, agreements, charges or other encumbrances of any nature whatsoever.

          (f)    "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity or group (as used in Section 13(d) of the Exchange Act).

          (g)   "subsidiary" or "subsidiaries" of the Company, Buyer, the Surviving Corporation or any other person, means any corporation, partnership, joint venture or other legal entity of which the Company, Buyer, the Surviving Corporation or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

          (h)   "Tax" or "Taxes" means any and all taxes, charges, fees, levies, assessments, duties or other amounts payable to any federal, state, local or foreign taxing authority or agency, including, without limitation, (i) income, franchise, profits, gross receipts, minimum, alternative minimum, estimated, ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, disability, employment, social security, workers compensation, unemployment compensation, utility, severance, excise, stamp, windfall profits, transfer and gains taxes, (ii) customs, duties, imposts, charges, levies or other similar assessments of any kind, and (iii) interest, penalties and additions to tax imposed with respect thereto.

        SECTION 10.03.    Headings and Table of Contents.    The headings and the table of contents contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Section references herein are, unless the context otherwise requires, references to sections of this Agreement.

        SECTION 10.04.    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

        SECTION 10.05.    Entire Agreement.    This Agreement, together with the Exhibits, the Company Disclosure Letter, the Buyer Disclosure Letter, the Payment and Escrow Agreement and the

36

Confidentiality Agreement, constitutes the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties or between any of them, with respect to the subject matter hereof.

        SECTION 10.06.    Assignment, Binding Effect.    Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties, except that Buyer and/or Merger Sub may assign this Agreement to a direct or indirect wholly-owned subsidiary; provided that such assignment will not relieve Buyer of any of its liabilities or obligations under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement; provided that the third parties referenced in Section 6.03 and Article VIII will be third-party beneficiaries of the agreements contained therein.

        SECTION 10.07.    Interpretation.    In this Agreement, unless the context otherwise requires, words describing the singular number will include the plural and vice versa, and words denoting any gender will include all genders and words denoting natural persons will include other persons.

        SECTION 10.08.    Specific Performance.    The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.

        SECTION 10.09.    Amendment.    This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors, as applicable, at any time prior to the Effective Time; provided however, that, after approval of the Merger by the Merger Vote, no amendment that, under applicable Law, may not be made without the approval of the Stockholders may be made without such further approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

        SECTION 10.10.    Waiver.    At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance by any other party with any of the agreements or conditions contained herein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. For purposes of this Section 10.10, Buyer and Merger Sub as a group will be deemed to be one party. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

        SECTION 10.11.    Governing Law.    This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its rules on conflicts of law.

        SECTION 10.12.    Counterparts.    This Agreement may be executed in multiple counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ALLSERVE SYSTEMS PLC
By:	/s/ A. K. SEN Name: A. K. Sen Title: Chairman & M.D.
ALLSERVE SYSTEMS, INC.
By:	/s/ A. K. SEN Name: A. K. Sen Title: President
AEGIS COMMUNICATIONS GROUP, INC.
By:	/s/ HERMAN M. SCHWARZ Name: Herman M. Schwarz Title: President & CEO

Annex B

SunTrust Robinson Humphrey A Division of SunTrust Capital Markets, Inc.	Investment Banking

July 11, 2003

Board of Directors
Aegis Communications Group, Inc.
7000 Central Parkway, Suite 1150
Atlanta, GA 30328

Gentlemen:

        We understand that Aegis Communications Group, Inc., a Delaware corporation (the "Company"), is considering a proposed transaction (the "Proposed Transaction") with Allserve Systems, PLC, a UK corporation ("Buyer"), pursuant to which a wholly-owned subsidiary of Buyer ("Merger Sub") will merger with and into the Company (the "Merger"). As a result of the Merger, the outstanding shares of the Company's Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Common Stock (collectively, the "Company Shares") will be converted into the consideration described below. The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger dated July 11, 2003 (the "Agreement").

        We have been requested by the Company to render our opinion to the Board of Directors of the Company with respect to the fairness, from a financial point of view, to the holders of Company Shares of the consideration to be received in the Proposed Transaction. We understand that the aggregate consideration to be paid to the holders of Company Shares (the "Aggregate Consideration") will be cash in an amount equal to $22,750,000 minus (i) fees and expenses of the Proposed Transaction; (ii) the amount necessary to discharge the Company's senior secured debt (which we understand to be approximately $11 million); and (iii) the amount necessary to discharge the Company's outstanding subordinated debt (which we understand to be approximately $14.5 million). We further understand that, as a result of the approximately $300,000 in accrued unpaid dividends and aggregate liquidation preference of the Series B Preferred Stock provided by applicable certificates of designation governing the series of the Company's preferred stock, all of the Aggregate Consideration, if any, will be paid to the holders of the Series B Preferred Stock, and that none of the holders of the Company's Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Common Stock will receive any consideration in the Proposed Transaction in exchange for such shares.

        In arriving at our opinion, we reviewed and analyzed: (1) the Agreement; (2) the proxy statement, and such other publicly available information concerning the Company which we believe to be relevant to our inquiry; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company; (4) a trading history of the Company's common stock from December 31, 2001 to July 2, 2003 and a comparison of that trading history with those of other publicly traded companies which we deemed relevant; (5) a comparison of the historical financial results and present financial condition of the Company with those of publicly traded companies which we deemed relevant; and (6) a comparison of the financial terms of the Proposed Transaction with the publicly available financial terms of certain other recent transactions which we deemed relevant. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, present condition and future prospects and undertook such other studies, analyses' and investigations as we deemed appropriate. Finally, we conducted an extensive process of identifying and contacting other potential acquirors of the Company.

        We have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information discussed with or reviewed by us in arriving at our opinion. With respect to the financial forecasts of the Company (which are limited to the year-to-date results through May, annualized) provided to or discussed with us, we have assumed, at the direction of the management of the Company and without independent verification or investigation, that such forecasts have been reasonably prepared on bases reflecting the best currently available information, estimates and judgments of the management of the Company as to the future financial performances of the Company. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made nor obtained any evaluations or appraisals of the assets or liabilities (including, without limitation, any potential environmental liabilities), contingent or otherwise, of the Company. We have also assumed that the Proposed Transaction will be consummated in accordance with the terms of the Agreement. We have also assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the Company or on the expected benefits of the Proposed Transaction. Our opinion is necessarily based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We express no opinion as to the underlying valuation, future performance or long-term viability of the Company. Our opinion solely addresses the fairness from a financial point of view of the Aggregate Consideration to the holders of Company Shares and does not address any aspect or implication of the allocation of the Aggregate Consideration among the classes of capital stock of the Company. Our opinion does not address the relative merits of the Proposed Transaction as compared to other transactions or business strategies that might be available to the Company, nor does it address the Company's underlying business decision to proceed with the Proposed Transaction. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update or revise the opinion.

        We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services, a portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to indemnify us for certain liabilities arising out of the rendering of this opinion. In the ordinary course of our business, we and our affiliates may actively trade in debt and equity securities of the Company for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including SunTrust Banks, Inc.) may have other financing and business relationships with the Company in the ordinary course of business.

        Based upon and subject to the forgoing, and such other factors as we deemed relevant, we are of the opinion as of the date hereof that, from a financial point of view, the Aggregate Consideration is fair to the holders of Company Shares. This opinion is being rendered at the behest of the Board of Directors and is for the benefit of the Board in its evaluation of the Proposed Transaction, and does not constitute a recommendation as to how any stockholder should act or vote with respect to any matters relating to the Proposed Transaction.

/s/ SUNTRUST ROBINSON HUMPHREY
SUNTRUST ROBINSON HUMPHREY, a division of SUNTRUST CAPITAL MARKETS, INC.

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Annex C

§ 262. Appraisal rights.

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251, (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

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          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give

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  either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the

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Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

(8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21.)

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AEGIS COMMUNICATIONS GROUP, INC.

PROXY

FOR THE SPECIAL MEETING OF THE STOCKHOLDERS OF
AEGIS COMMUNICATIONS GROUP, INC. TO BE HELD                        , 2003

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

        The undersigned stockholder of Aegis Communications Group, Inc. a Delaware corporation, acknowledges receipt of the Notice of Special Meeting of Stockholders to be held                        , 2003 at our corporate offices at 7880 Bent Branch Drive, Suite 150, Irving, Texas 75063 and the accompanying proxy statement, each dated                        , 2003, and hereby appoints Patrick W. Gross and Herman M. Schwarz, or either of them, as proxies, each with full powers of substitution, to represent the undersigned at the above-stated Special Meeting of Stockholders and at any postponement or adjournment thereof, and to vote, as designated therein, all shares the undersigned is entitled to vote if then and there personally present, on all matters set forth in the Notice of Special Meeting of Stockholders and the accompanying proxy statement, and in their discretion upon any other matters that may properly come before the Special Meeting of Stockholders or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXY HOLDERS WILL USE THEIR DISCRETION WITH RESPECT TO OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

By executing this proxy, you acknowledge receipt of the Notice of Special Meeting of Stockholders and proxy statement.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Detach Proxy Form Here

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

AEGIS COMMUNICATIONS GROUP, INC. THE BOARD OF DIRECTORS
RECOMMENDS A VOTE "FOR" ITEM 1.

1.
Adoption of Merger and approval of Merger Agreement (as defined in Proxy Statement).

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified in the spaces provided therefor, or, if no such specification is made, it will be voted "FOR" Item 1 above.

In their sole discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Stockholders or any postponement or adjournment thereof.

The matters in Item 1 are proposed by us and are not related to or conditioned on the approval of other matters.

        I HEREBY ACKNOWLEDGE RECEIPT OF THE PROXY STATEMENT AND REVOKE ANY PROXY OR PROXIES THAT I HAVE GIVEN BEFORE THIS DATE.

YOUR VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND MAIL THIS PROXY TODAY.

(PLEASE SEE OTHER SIDE)

        Authorized Signatures—SIGN HERE—This section must be completed for your instructions to be executed.

        Please sign below exactly as your name(s) appears on this proxy card. Joint owners should each sign personally. If signing in a fiduciary or representative capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1—Please keep signature within the box

Date

Signature 2—Please keep signature within the box

Date